UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21311

PIMCO High Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

January 31, 2022

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended January 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended January 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s second estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 7.0%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it moved closer to tightening its monetary policy. At the Fed’s meeting in early November 2021, it began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases, with the goal of concluding its asset purchases in mid-March 2022. Finally, at his press conference following their January 2022 meeting, Fed Chair Jerome Powell said, “the committee is of a mind to raise the federal funds rate at the March meeting, assuming that the conditions are appropriate for doing so.”

Global economies, including the U.S., continued to be impacted by COVID-19 and by monetary and fiscal policies. In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to a 5.6% expansion in 2021. In addition, the IMF expects 2022 GDP growth in the eurozone, U.K. and Japan will be 3.9%, 4.7% and 3.3%, respectively. For comparison purposes, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively, in 2021.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. The BoE again raised rates at its meeting in early February 2022 (after the reporting period ended). While the European Central Bank (the “ECB”) initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved sharply higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.79% at the end of the reporting period, versus 1.24% on July 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned -2.58%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned -3.54%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -1.42%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -3.91%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.16%.

2	PIMCO CLOSED-END FUNDS

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 3.44%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 0.26%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -4.59%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -0.22% and European equities, as represented by the MSCI Europe Index (in EUR), gained 3.09%.

Commodity prices were volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $76 a barrel. Brent crude oil ended the reporting period at roughly $90 a barrel. We believe that a driver of the increase in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 5.35%, 3.29% and 4.68% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO closed-end funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s NAV. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any)

4	PIMCO CLOSED-END FUNDS

and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

In addition, because the fees received by PIMCO are based on the average weekly total managed assets (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus any accrued liabilities (other than liabilities representing leverage) of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, and on the average daily net asset value (including daily net assets attributable to any preferred shares that may be outstanding) of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund, PIMCO has a financial incentive for a Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the common shareholders of a Fund, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average

SEMIANNUAL REPORT	|	JANUARY 31, 2022	5

Important Information About the Funds	(Cont.)

interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, distressed and defaulted securities risk, contingent convertible securities risk, high yield securities risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, prepayment risk, privately issued mortgage-related securities risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, “covenant-lite” obligations risk, subprime risk, emerging markets risk, currency risk, redenomination risk, management risk, inflation-indexed security risk, senior debt risk, loans and other indebtedness; participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, valuation risk, segregation and coverage risk, focused investment risk, credit default swaps risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory changes risk, regulatory risk — LIBOR, regulatory risk — commodity pool operator, tax risk, market disruptions risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, zero-coupon bond, step-ups and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk, convertible securities risk, market discount risk, interest rate risk, leverage risk, call risk, derivatives risk, synthetic convertible securities risk, operational risk, cybersecurity risk, structured investments risk, collateralized loan obligations risk, distribution risk and restricted securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset- backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in

6	PIMCO CLOSED-END FUNDS

subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage- related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher- rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	7

Important Information About the Funds	(Cont.)

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

On each applicable Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to

8	PIMCO CLOSED-END FUNDS

fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended July 31st, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	9

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of January 31, 2022†§

Corporate Bonds & Notes	47.0%

Loan Participations and Assignments	24.8%

Asset-Backed Securities	6.1%

Non-Agency Mortgage-Backed Securities	6.0%

Preferred Securities	3.8%

Short-Term Instruments	3.1%

Sovereign Issues	2.6%

Common Stocks	1.5%

Municipal Bonds & Notes	1.4%

U.S. Government Agencies	1.2%

Real Estate Investment Trusts	1.2%

Warrants	1.1%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of January 31, 2022)(1)

Market Price	$15.78

NAV	$13.80

Premium/(Discount) to NAV	14.35%

Market Price Distribution Rate(2)	9.03%

NAV Distribution Rate(2)	10.33%

Total Effective Leverage(3)	46.08%

Average Annual Total Return(1) for the period ended January 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	(19.92)%	(3.93)%	10.55%	10.42%	12.91%
NAV	0.84%	8.45%	11.76%	13.28%	13.52%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the bank loans sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to select special situation related corporate investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the investment grade corporate credit sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the bank capital sector detracted from absolute performance, as the sector posted negative returns.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of January 31, 2022†§

Corporate Bonds & Notes	42.4%

Loan Participations and Assignments	18.3%

Asset-Backed Securities	8.7%

Non-Agency Mortgage-Backed Securities	6.7%

Preferred Securities	6.4%

Short-Term Instruments	4.8%

Municipal Bonds & Notes	3.1%

Sovereign Issues	2.6%

Common Stocks	2.0%

Real Estate Investment Trusts	1.7%

U.S. Government Agencies	1.5%

Warrants	1.4%

Convertible Bonds & Notes	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of January 31, 2022)(1)

Market Price	$15.83

NAV	$13.97

Premium/(Discount) to NAV	13.31%

Market Price Distribution Rate(2)	8.53%

NAV Distribution Rate(2)	9.66%

Total Effective Leverage(3)	36.76%

Average Annual Total Return(1) for the period ended January 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	(12.97)%	(0.34)%	9.13%	9.71%	11.18%
NAV	0.76%	7.21%	9.35%	11.57%	11.43%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with secondary objectives of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select special situation related corporate investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the bank loans sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the investment grade corporate credit sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the municipal bonds sector detracted from absolute performance, as the sector posted negative returns.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	11

PIMCO High Income Fund

Symbol on NYSE - PHK

Allocation Breakdown as of January 31, 2022†§

Corporate Bonds & Notes	40.6%

Loan Participations and Assignments	13.0%

Preferred Securities	11.9%

Non-Agency Mortgage-Backed Securities	7.2%

Asset-Backed Securities	6.7%

Municipal Bonds & Notes	6.0%

Short-Term Instruments	4.4%

Common Stocks	2.4%

Real Estate Investment Trusts	2.3%

Sovereign Issues	2.0%

U.S. Government Agencies	1.7%

Warrants	1.3%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of January 31, 2022)(1)

Market Price	$6.01

NAV	$5.64

Premium/(Discount) to NAV	6.56%

Market Price Distribution Rate(2)	9.58%

NAV Distribution Rate(2)	10.21%

Total Effective Leverage(3)	32.69%

Average Annual Total Return(1) for the period ended January 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(9.27)%	8.27%	1.24%	4.81%	8.33%
NAV	0.09%	6.73%	10.19%	13.41%	11.22%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select special situation related corporate investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the bank loans sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the municipal bonds sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the investment grade corporate credit sector detracted from absolute performance, as the sector posted negative returns.

12	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Allocation Breakdown as of January 31, 2022†§

Corporate Bonds & Notes	47.9%

Loan Participations and Assignments	17.5%

Short-Term Instruments	8.7%

Asset-Backed Securities	5.9%

Preferred Securities	5.4%

Non-Agency Mortgage-Backed Securities	4.6%

Municipal Bonds & Notes	1.9%

Sovereign Issues	1.8%

Common Stocks	1.8%

Real Estate Investment Trusts	1.5%

U.S. Government Agencies	1.4%

Warrants	1.3%

Convertible Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of January 31, 2022)(1)

Market Price	$10.34

NAV	$10.09

Premium/(Discount) to NAV	2.48%

Market Price Distribution Rate(2)	9.45%

NAV Distribution Rate(2)	9.68%

Total Effective Leverage(3)	35.22%

Average Annual Total Return(1) for the period ended January 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	(13.20)%	(1.29)%	9.20%	9.74%	6.97%
NAV	(0.74)%	5.02%	8.77%	10.34%	7.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select special situation related corporate investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to the bank loans sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the investment grade corporate credit sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the bank capital sector detracted from absolute performance, as the sector posted negative returns.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	13

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Allocation Breakdown as of January 31, 2022†§

Corporate Bonds & Notes	48.5%

Loan Participations and Assignments	16.7%

Non-Agency Mortgage-Backed Securities	7.8%

Preferred Securities	6.3%

Asset-Backed Securities	5.8%

Short-Term Instruments	4.2%

Sovereign Issues	2.1%

Common Stocks	2.0%

Municipal Bonds & Notes	1.8%

Real Estate Investment Trusts	1.6%

Warrants	1.5%

U.S. Government Agencies	1.4%

Convertible Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of January 31, 2022)(1)

Market Price	$9.08

NAV	$8.90

Premium/(Discount) to NAV	2.02%

Market Price Distribution Rate(2)	9.49%

NAV Distribution Rate(2)	9.68%

Total Effective Leverage(3)	31.04%

Average Annual Total Return(1) for the period ended January 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	(13.65)%	(0.14)%	8.81%	9.97%	6.22%
NAV	(0.82)%	4.38%	8.49%	10.39%	6.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select special situation related corporate investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to the mortgage credit sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the bank loans sector contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the emerging market debt sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the investment grade corporate credit sector detracted from absolute performance, as the sector posted negative returns.

»	Exposure to the bank capital sector detracted from absolute performance, as the sector posted negative returns.

14	PIMCO CLOSED-END FUNDS

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SEMIANNUAL REPORT	|	JANUARY 31, 2022	15

Financial Highlights

			Investment Operations		Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

08/01/2021 - 01/31/2022+	$14.40		$0.63	$(0.61)	$(0.00)	$0.00	$0.02	$(0.72)	$0.00	$0.00	$(0.72)

07/31/2021	12.44		1.32	1.78	0.00	0.00	3.10	(1.22)	0.00	(0.34)	(1.56)

07/31/2020	14.66		1.36	(2.41)	(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019	14.80	(h)	1.36	0.09	(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16	(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06	(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

PIMCO Corporate & Income Strategy Fund

08/01/2021 - 01/31/2022+	$14.54		$0.58	$(0.55)	$(0.00)	$0.00	$0.03	$(0.68)	$0.00	$0.00	$(0.68)

07/31/2021	12.76		1.24	1.77	(0.00)	0.00	3.01	(1.35)	0.00	0.00	(1.35)

07/31/2020	14.94		1.31	(2.07)	(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019	14.90	(h)	1.22	0.20	(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)	(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70	(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

PIMCO High Income Fund

08/01/2021 - 01/31/2022+	$5.92		$0.26	$(0.25)	$(0.00)	$0.00	$0.01	$(0.29)	$0.00	$0.00	$(0.29)

07/31/2021	5.01		0.56	0.93	(0.00)	0.00	1.49	(0.44)	0.00	(0.14)	(0.58)

07/31/2020	6.38		0.65	(1.30)	(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019	6.54	(h)	0.61	0.11	(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01	(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71	(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

PIMCO Income Strategy Fund

08/01/2021 - 01/31/2022+	$10.66		$0.40	$(0.47)	$(0.01)	$0.00	$(0.08)	$(0.50)	$0.00	$0.00	$(0.50)

07/31/2021	9.46		0.91	1.32	(0.02)	0.00	2.21	(0.84)	0.00	(0.24)	(1.08)

07/31/2020	11.00		1.01	(1.52)	(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019	11.14	(h)	0.90	0.02	(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)	(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31	(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II

08/01/2021 - 01/31/2022+	$9.42		$0.35	$(0.42)	$(0.01)	$0.00	$(0.08)	$(0.44)	$0.00	$0.00	$(0.44)

07/31/2021	8.53		0.78	1.05	(0.02)	0.00	1.81	(0.75)	0.00	(0.21)	(0.96)

07/31/2020	9.91		0.86	(1.32)	(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019	10.07	(h)	0.83	0.04	(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)	(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10	(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share				Ratios/Supplemental Data
										Ratios to Average Net Assets(f)
Increase Resulting from Common Share Offering		Offering Cost Charged to Paid in Capital		Increase Resulting from Tender of ARPS(c)	Net Asset Value End of Year or Period(a)		Market Price End of Year or Period	Total Investment Return(e)	Net Assets Applicable to Common Shareholders (000s)	Expenses(g)		Expenses Excluding Waivers(g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

	$0.09		$0.00	$0.00	$13.79		$15.78	(19.92)%	$1,623,750	1.01	%*	1.01	%*	0.76	%*	0.76	%*	8.85	%*	43%

	0.42		0.00	0.00	14.40		20.56	46.75	1,643,538	1.06		1.06		0.76		0.76		9.60		58

	0.47		(0.00)	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

	0.15		0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

	0.12		0.00	0.00	14.80	(h)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

	0.10		0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		39

	$0.08		$0.00	$0.00	$13.97		$15.83	(12.97)%	$596,930	1.12	%*	1.12	%*	0.88	%*	0.88	%*	7.98	%*	33%

	0.12		(0.00)	0.00	14.54		18.93	34.41	605,830	1.15		1.15		0.87		0.87		8.95		48

	N/A		N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

	N/A		N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		18

	N/A		N/A	0.00	14.90	(h)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

	N/A		N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		38

$	N/A	$	N/A	$0.00	$5.64		$6.01	(9.27)%	$758,683	1.07	%*	1.07	%*	0.85	%*	0.85	%*	8.94	%*	24%

	N/A		N/A	0.00	5.92		6.95	47.82	792,773	1.14		1.14		0.86		0.86		9.96		60

	N/A		N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

	N/A		N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

	N/A		N/A	0.00	6.54	(h)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

	N/A		N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		32

	$0.01		$0.00	$0.00	$10.09		$10.34	(13.20)%	$351,854	1.57	%*	1.57	%*	1.38	%*	1.38	%*	7.51	%*	33%

	0.07		0.00	0.00	10.66		12.47	38.31	365,580	1.62		1.62		1.36		1.36		8.81		42

	0.09		(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

	0.06		0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

	N/A		N/A	0.00	11.14	(h)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

	N/A		N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		40

	$0.01		$0.00	$0.00	$8.91		$9.08	(13.65)%	$698,306	1.49	%*	1.49	%*	1.30	%*	1.30	%*	7.47	%*	32%

	0.04		0.00	0.00	9.42		11.01	37.03	723,617	1.54		1.54		1.29		1.29		8.58		38

	0.07		(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

	0.04		0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

	N/A		N/A	0.00	10.07	(h)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

	N/A		N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		26

SEMIANNUAL REPORT	|	JANUARY 31, 2022	17

Financial Highlights	(Cont.)

Ratios/Supplemental Data
	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Corporate & Income Opportunity Fund
08/01/2021 - 01/31/2022+	$212,650,000	$215,890	$25,000	N/A
07/31/2021	212,650,000	218,218	25,000	N/A
07/31/2020	212,650,000	171,815	25,000	N/A
07/31/2019	212,650,000	176,730	25,000	N/A
07/31/2018	237,950,000	153,072	25,000	N/A
07/31/2017	237,950,000	144,819	25,000	N/A

PIMCO Corporate & Income Strategy Fund
08/01/2021 - 01/31/2022+	$23,525,000	$659,343	$25,000	N/A
07/31/2021	23,525,000	668,805	25,000	N/A
07/31/2020	23,525,000	566,423	25,000	N/A
07/31/2019	23,525,000	653,838	25,000	N/A
07/31/2018	55,525,000	289,023	25,000	N/A
07/31/2017	55,525,000	294,755	25,000	N/A

PIMCO High Income Fund
08/01/2021 - 01/31/2022+	$58,050,000	$351,730	$25,000	N/A
07/31/2021	58,050,000	366,668	25,000	N/A
07/31/2020	58,050,000	311,018	25,000	N/A
07/31/2019	58,050,000	384,900	25,000	N/A
07/31/2018	101,975,000	232,587	25,000	N/A
07/31/2017	101,975,000	241,894	25,000	N/A

PIMCO Income Strategy Fund
08/01/2021 - 01/31/2022+	$45,200,000	$219,548	$25,000	N/A
07/31/2021	45,200,000	227,165	25,000	N/A
07/31/2020	45,200,000	188,225	25,000	N/A
07/31/2019	45,200,000	193,873	25,000	N/A
07/31/2018	51,275,000	163,725	25,000	N/A
07/31/2017	51,275,000	168,552	25,000	N/A

PIMCO Income Strategy Fund II
08/01/2021 - 01/31/2022+	$87,425,000	$224,633	$25,000	N/A
07/31/2021	87,425,000	231,880	25,000	N/A
07/31/2020	87,425,000	198,210	25,000	N/A
07/31/2019	87,425,000	205,928	25,000	N/A
07/31/2018	92,450,000	187,429	25,000	N/A
07/31/2017	92,450,000	190,527	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”) See Note 14, Auction-Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.
[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Auction-Rate Preferred Shares, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	19

Statements of Assets and Liabilities	January 31, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$2,682,778	$897,920	$1,064,796	$523,812	$971,881
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,429	594	1,862	345	797
Over the counter	7,566	1,290	1,472	924	1,730
Cash	0	139	0	0	0
Deposits with counterparty	62,517	21,795	25,884	13,099	21,676
Foreign currency, at value	3,118	1,869	2,451	1,492	3,175
Receivable for investments sold	171,581	37,829	59,075	32,490	46,175
Receivable for TBA investments sold	0	0	304	0	0
Interest and/or dividends receivable	28,846	8,762	10,940	5,127	9,672
Other assets	659	587	3	495	342
Total Assets	2,958,494	970,785	1,166,787	577,784	1,055,448

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$873,088	$304,849	$287,794	$132,359	$199,469
Financial Derivative Instruments
Exchange-traded or centrally cleared	963	311	2,269	144	286
Over the counter	7,220	413	326	305	623
Payable for investments purchased	193,715	33,075	42,130	30,883	55,964
Payable for unfunded loan commitments	25,364	3,960	5,301	4,374	4,374
Payable for TBA investments purchased	0	0	407	0	0
Deposits from counterparty	6,369	2,410	4,630	1,192	2,440
Distributions payable to common shareholders	13,976	4,803	6,459	2,837	5,630
Distributions payable to auction rate preferred shareholders	5	1	1	15	23
Overdraft due to custodian	150	0	75	8,169	103
Accrued management fees	960	404	500	364	682
Other liabilities	284	104	162	88	123
Total Liabilities	1,122,094	350,330	350,054	180,730	269,717

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,623,750	$596,930	$758,683	$351,854	$698,306

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,778,866	641,736	979,946	384,479	779,273
Distributable earnings (accumulated loss)	(155,117)	(44,806)	(221,264)	(32,625)	(80,968)

Net Assets Applicable to Common Shareholders	$1,623,750	$596,930	$758,683	$351,854	$698,306

Net Asset Value Per Common Share(a)	$13.79	$13.97	$5.64	$10.09	$8.91

Common Shares Outstanding	117,720	42,721	134,572	34,871	78,414

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$2,715,794	$893,112	$1,082,134	$527,178	$980,025
Cost of foreign currency held	$3,289	$1,888	$2,523	$1,536	$3,220
Cost or premiums of financial derivative instruments, net	$(15,440)	$2,172	$106,078	$4,317	$10,297

* Includes repurchase agreements of:	$2,846	$695	$9,564	$10,050	$1,989

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended January 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest, net of foreign taxes*	$80,707	$27,218	$37,716	$16,226	$31,654
Dividends, net of foreign taxes**	769	580	1,690	284	602
Total Income	81,476	27,798	39,406	16,510	32,256

Expenses:

Management fees	6,039	2,558	3,198	2,422	4,553
Trustee fees and related expenses	106	37	51	24	48
Interest expense	2,059	739	876	349	666
Auction agent fees and commissions	97	25	39	27	49
Auction rate preferred shares related expenses	16	37	31	31	31
Miscellaneous expense	18	12	22	5	14
Total Expenses	8,335	3,408	4,217	2,858	5,361

Net Investment Income (Loss)	73,141	24,390	35,189	13,652	26,895

Net Realized Gain (Loss):

Investments in securities	23,822	9,403	12,982	5,382	15,907
Exchange-traded or centrally cleared financial derivative instruments	45,665	24,457	56,369	2,409	33,988
Over the counter financial derivative instruments	10,030	2,843	3,704	2,551	5,050
Foreign currency	2,067	255	822	777	1,323

Net Realized Gain (Loss)	81,584	36,958	73,877	11,119	56,268

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(120,147)	(36,838)	(53,425)	(25,202)	(53,599)
Exchange-traded or centrally cleared financial derivative instruments	(44,497)	(25,130)	(56,977)	(2,648)	(35,762)
Over the counter financial derivative instruments	7,248	523	671	260	371
Foreign currency assets and liabilities	2,449	886	1,194	86	(2)

Net Change in Unrealized Appreciation (Depreciation)	(154,947)	(60,559)	(108,537)	(27,504)	(88,992)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(222)	$789	$529	$(2,733)	$(5,829)

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(146)	$(13)	$(32)	$(362)	$(697)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(368)	$776	$497	$(3,095)	$(6,526)

* Foreign tax withholdings - Interest	$347	$114	$153	$74	$141
** Foreign tax withholdings - Dividends	$21	$9	$9	$5	$10

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	21

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Six Months Ended January 31, 2022 (Unaudited)	Year Ended July 31, 2021	Six Months Ended January 31, 2022 (Unaudited)	Year Ended July 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$73,141	$143,594	$24,390	$50,459
Net realized gain (loss)	81,584	(30,612)	36,958	(25,010)
Net change in unrealized appreciation (depreciation)	(154,947)	217,812	(60,559)	95,304

Net Increase (Decrease) in Net Assets Resulting from Operations	(222)	330,794	789	120,753
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(146)	(318)	(13)	(27)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(368)	330,476	776	120,726

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(83,702)	(133,020)	(28,481)	(54,756)
Tax basis return of capital	0	(36,889)	0	0

Total Distributions to Common Shareholders(a)	(83,702)	(169,909)	(28,481)	(54,756)

Common Share Transactions*:

Net proceeds from at-the-market offering	53,531	213,794	15,907	25,618
Net at-the-market offering costs	102	88	111	(46)
Issued as reinvestment of distributions	10,649	20,252	2,787	4,800

Total increase (decrease) resulting from common share transactions	64,282	234,134	18,805	30,372

Total increase (decrease) in net assets applicable to common shareholders	(19,788)	394,701	(8,900)	96,342

Net Assets Applicable to Common Shareholders:

Beginning of period	1,643,538	1,248,837	605,830	509,488
End of period	$1,623,750	$1,643,538	$596,930	$605,830

* Common Share Transactions:

Shares sold	3,011	12,480	883	1,454
Shares issued as reinvestment of distributions	599	1,205	161	297

Net increase (decrease) in common shares outstanding	3,610	13,685	1,044	1,751

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Six Months Ended January 31, 2022 (Unaudited)	Year Ended July 31, 2021	Six Months Ended January 31, 2022 (Unaudited)	Year Ended July 31, 2021	Six Months Ended January 31, 2022 (Unaudited)	Year Ended July 31, 2021

$35,189	$74,602	$13,652	$29,956	$26,895	$58,329
73,877	(26,302)	11,119	(12,033)	56,268	(26,509)
(108,537)	149,376	(27,504)	55,184	(88,992)	102,442

529	197,676	(2,733)	73,107	(5,829)	134,262

(32)	(69)	(362)	(718)	(697)	(1,388)

497	197,607	(3,095)	72,389	(6,526)	132,874

(38,673)	(57,461)	(17,160)	(27,617)	(34,026)	(55,505)
0	(19,329)	0	(8,099)	0	(15,939)

(38,673)	(76,790)	(17,160)	(35,716)	(34,026)	(71,444)

0	0	4,817	30,494	11,297	48,744
0	0	0	60	38	63
4,086	7,812	1,712	3,186	3,906	7,529

4,086	7,812	6,529	33,740	15,241	56,336

(34,090)	128,629	(13,726)	70,413	(25,311)	117,766

792,773	664,144	365,580	295,167	723,617	605,851
$758,683	$792,773	$351,854	$365,580	$698,306	$723,617

0	0	436	2,766	1,159	4,997
668	1,349	154	297	399	800

668	1,349	590	3,063	1,558	5,797

SEMIANNUAL REPORT	|	JANUARY 31, 2022	23

Statements of Cash Flows

Six Months Ended January 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(222)	$789	$529	$(2,733)	$(5,829)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,158,679)	(309,783)	(267,324)	(167,990)	(310,625)
Proceeds from sales of long-term securities	1,336,464	429,146	480,553	241,695	450,532
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,390	6,072	(11,407)	(32,712)	(4,402)
(Increase) decrease in deposits with counterparty	(11,936)	(3,239)	6,465	(1,417)	2,012
(Increase) decrease in receivable for investments sold	(111,392)	(13,932)	(34,581)	(1,411)	(27,599)
(Increase) decrease in interest and/or dividends receivable	(2,088)	398	2,456	290	738
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(263)	(868)	(209)	(423)	(2,122)
Proceeds from (Payments on) over the counter financial derivative instruments	13,006	2,817	3,658	2,491	4,934
(Increase) decrease in other assets	(3)	(78)	7	(4)	(1)
Increase (decrease) in payable for investments purchased	31,976	(11,831)	10,733	1,655	13,900
Increase (decrease) in payable for unfunded loan commitments	(9,593)	(209)	685	(1,800)	(1,565)
Increase (decrease) in deposits from counterparty	(4,349)	(709)	687	(707)	(2,251)
Increase (decrease) in accrued management fees	(96)	(40)	(65)	(64)	(135)
Proceeds from (Payments on) foreign currency transactions	3,165	371	724	832	1,154
Increase (decrease) in other liabilities	101	(10)	78	50	66
Net Realized (Gain) Loss
Investments in securities	(23,822)	(9,403)	(12,982)	(5,382)	(15,907)
Exchange-traded or centrally cleared financial derivative instruments	(45,665)	(24,457)	(56,369)	(2,409)	(33,988)
Over the counter financial derivative instruments	(10,030)	(2,843)	(3,704)	(2,551)	(5,050)
Foreign currency	(2,067)	(255)	(822)	(777)	(1,323)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	120,147	36,838	53,425	25,202	53,599
Exchange-traded or centrally cleared financial derivative instruments	44,497	25,130	56,977	2,648	35,762
Over the counter financial derivative instruments	(7,248)	(523)	(671)	(260)	(371)
Foreign currency assets and liabilities	(2,449)	(886)	(1,194)	(86)	2
Net amortization (accretion) on investments	(5,633)	(2,558)	(3,142)	(1,237)	(2,923)

Net Cash Provided by (Used for) Operating Activities	155,211	119,937	224,507	52,900	148,608

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	53,531	16,331	0	4,817	11,297
Net at-the-market offering cost	102	111	0	0	38
Increase (decrease) in overdraft due to custodian	150	0	75	8,169	41
Cash distributions paid to common shareholders*	(73,911)	(25,566)	(34,556)	(15,697)	(30,639)
Cash distributions paid to auction rate preferred shareholders	(145)	(13)	(32)	(355)	(693)
Proceeds from reverse repurchase agreements	2,759,022	860,760	806,854	356,675	653,566
Payments on reverse repurchase agreements	(2,897,405)	(971,113)	(996,832)	(405,720)	(780,480)

Net Cash Received from (Used for) Financing Activities	(158,656)	(119,490)	(224,491)	(52,111)	(146,870)

Net Increase (Decrease) in Cash and Foreign Currency	(3,445)	447	16	789	1,738

Cash and Foreign Currency:

Beginning of period	6,563	1,561	2,435	703	1,437
End of period	$3,118	$2,008	$2,451	$1,492	$3,175

* Reinvestment of distributions to common shareholders	$10,649	$2,787	$4,086	$1,712	$3,906

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,770	$688	$842	$280	$605
Non Cash Payment in Kind	$808	$583	$1,161	$313	$708

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	January 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 41.0%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$12,003	$12,481

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		300	301

AP Core Holdings II LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		25,401	25,623

athenahealth, Inc.
TBD% due 01/26/2029		6,533	6,511

Avantor Funding, Inc.
2.500% (LIBOR03M + 2.000%) due 11/21/2024 ~		13	13

Bausch Health Cos., Inc.
2.855% (LIBOR03M + 2.750%) due 11/27/2025 ~		99	99
3.105% (LIBOR03M + 3.000%) due 06/02/2025 ~		264	264

Bengal Debt Merger Sub LLC
TBD% due 01/24/2029		5,100	5,099
TBD% due 01/24/2030		2,200	2,220

Brooks Automation, Inc.
TBD% due 02/01/2030		3,200	3,224

Caesars Resort Collection LLC
2.855% (LIBOR03M + 2.750%) due 12/23/2024 ~		31,362	31,230

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	10,751	12,063
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		$1,795	1,782
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		2,551	2,532

Casino Guichard-Perrachon SA
4.000% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	5,600	6,264

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		$8,418	8,460

Clear Channel Outdoor Holdings, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,818	11,674

Coty, Inc.
2.354% (LIBOR03M + 2.250%) due 04/07/2025 ~		2,868	2,828
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	4,212	4,657

DEI Sales, Inc.
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		$15,998	15,977

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		4,497	4,509

Dun & Bradstreet Corp.
TBD% due 01/18/2029		2,500	2,503

Embecta Corp.
TBD% due 01/27/2029		4,200	4,202

Emerald TopCo, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 07/24/2026 ~		228	227

Encina Private Credit LLC
TBD% (LIBOR03M + 3.716%) due 11/30/2025 «~µ		27,444	27,444

Envision Healthcare Corp.
3.840% - 3.855% (LIBOR03M + 3.750%) due 10/10/2025 ~		50,110	38,978

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		10,140	10,172

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		935	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forest City Enterprises LP
3.605% (LIBOR03M + 3.500%) due 12/08/2025 ~		$64	$64

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		9,479	9,481

Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		15,552	15,581
8.750% due 10/18/2027 «	CAD	3,393	2,673

GIP Blue Holding LP
5.500% (LIBOR03M + 4.500%) due 09/29/2028 ~		$2,567	2,572

GreenSky Holdings LLC
3.375% (LIBOR03M + 3.250%) due 03/31/2025 «~		8,732	8,737

Grinding Media, Inc.
4.750% (LIBOR03M + 4.000%) due 10/12/2028 ~		6,185	6,200

Hudson River Trading LLC
3.050% due 03/18/2028		4,800	4,746

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	17,148	19,134

Intelsat Jackson Holdings SA
TBD% (LIBOR03M + 4.750%) due 10/13/2022 ~		$4,396	4,394
TBD% due 02/01/2029		10,022	10,006
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,180	3,180
8.750% (PRIME + 5.500%) due 01/02/2024 ~		100	100

Lealand Finance Co. BV
1.104% (LIBOR03M + 1.000%) due 06/30/2025 ~		2053	985
3.104% (LIBOR03M + 3.000%) due 06/28/2024 ~ «		189	118

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		6,100	6,103

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		15,860	15,427

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		10,131	10,144

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		5,075	5,074

Promotora de Informaciones SA
4.500% (EUR003M + 4.500%) due 11/30/2022 ~	EUR	14,000	15,335

PUG LLC
3.605% (LIBOR03M + 3.500%) due 02/12/2027 ~		$9,708	9,654
4.750% (LIBOR03M + 4.250%) due 02/12/2027 ~		6,010	6,029

Redstone Buyer LLC
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		7,329	6,830

RegionalCare Hospital Partners Holdings, Inc.
3.855% (LIBOR03M + 3.750%) due 11/16/2025 ~		87	86

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		5,174	5,169

Sasol Ltd.
TBD% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		10,438	10,121

Scientific Games International, Inc.
2.855% (LIBOR03M + 2.750%) due 08/14/2024 ~		22,866	22,824

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		2,235	2,255

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		$5,598	$5,598

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	7,000	7,609

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		$15,100	15,970

Spirit Aerosystems, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~		2,962	2,977

SRS Distribution, Inc.
TBD% due 06/02/2028		2,500	2,501

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)	EUR	41,914	39,507

Summer Holdco B SARL
5.180% (LIBOR03M + 5.000%) due 12/04/2026 ~		$8	8

Sunshine Luxembourg SARL
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		491	494

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~		4,268	4,269

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		33,342	33,306
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		3,909	3,905

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		20,062	19,354

TransDigm, Inc.
2.355% (LIBOR03M + 2.250%) due 08/22/2024 ~		11,594	11,509
2.355% (LIBOR03M + 2.250%) due 05/30/2025 ~		4,099	4,063
2.355% (LIBOR03M + 2.250%) due 12/09/2025 ~		24,661	24,440

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		3,577	3,537
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		16,160	16,085

Uber Technologies, Inc.
3.605% (LIBOR03M + 3.500%) due 04/04/2025 ~		3,192	3,190
3.605% (LIBOR03M + 3.500%) due 02/25/2027 ~		1,396	1,396

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,691	2,699

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		716	716

Veritas U.S., Inc.
6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		7,016	7,025

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		4,489	4,478

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		3,970	1,231

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		5,853	5,877

Total Loan Participations and Assignments (Cost $676,390)			666,103

CORPORATE BONDS & NOTES 77.7%

BANKING & FINANCE 18.8%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		3,550	4,725

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	25

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Assets Trust LP
3.375% due 02/01/2031 (n)		$2,200	$2,187

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (n)		4,500	4,293

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	500	536
2.625% due 04/28/2025		19,170	21,210
3.625% due 09/24/2024		9,609	10,804
5.375% due 01/18/2028 •(n)		3,200	2,748
8.000% due 01/22/2030 •(n)		6,129	5,509
8.500% due 09/10/2030 •(n)		4,500	4,119
10.500% due 07/23/2029 (n)		3,939	3,910

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,600	402

Barclays PLC
4.375% due 03/15/2028 •(j)(k)		$800	757
5.875% due 09/15/2024 •(j)(k)(n)	GBP	3,800	5,265
7.125% due 06/15/2025 •(j)(k)(n)		2,200	3,207
7.750% due 09/15/2023 •(j)(k)		$2,000	2,130
7.875% due 03/15/2022 •(j)(k)		200	201
7.875% due 09/15/2022 •(j)(k)(n)	GBP	5,025	6,992
8.000% due 06/15/2024 •(j)(k)		$1,000	1,092

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,300	1,442
5.200% due 01/28/2029 «•		1,100	1,217

Cosaint Re Pte Ltd.
9.415% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,900	1,949

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		300	234
3.125% due 10/22/2025		200	161
4.800% due 08/06/2030		200	156
6.150% due 09/17/2025		200	175
8.000% due 01/27/2024		300	276

Credit Agricole SA
7.875% due 01/23/2024 •(j)(k)		400	435

Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)		600	600
6.250% due 12/18/2024 •(j)(k)		300	315
6.375% due 08/21/2026 •(j)(k)		1,300	1,360
7.250% due 09/12/2025 •(j)(k)		200	214
7.500% due 07/17/2023 •(j)(k)		1,300	1,355
7.500% due 12/11/2023 •(j)(k)(n)		3,836	4,098

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		37	37

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		29	29

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)(n)	EUR	1,600	1,806

Essential Properties LP
2.950% due 07/15/2031 (n)		$500	477

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		785	807

Future Diamond Ltd.
4.250% due 09/22/2022		200	164

GLP Capital LP
3.250% due 01/15/2032		400	387

GSPA Monetization Trust
6.422% due 10/09/2029 (n)		5,372	5,608

Hampton Roads PPV LLC
6.171% due 06/15/2053 (n)		1,800	2,000

Host Hotels & Resorts LP
2.900% due 12/15/2031 (n)		200	188
3.375% due 12/15/2029 (n)		100	100

HSBC Holdings PLC
4.700% due 03/09/2031 •(j)(k)(n)		300	290
5.875% due 09/28/2026 •(j)(k)(n)	GBP	600	847
6.000% due 09/29/2023 •(j)(k)(n)	EUR	2,330	2,805
6.000% due 05/22/2027 •(j)(k)(n)		$600	635
6.500% due 03/23/2028 •(j)(k)(n)		400	430

Huarong Finance Co. Ltd.
3.375% due 02/24/2030 (n)		300	276
3.625% due 09/30/2030 (n)		300	279
3.875% due 11/13/2029 (n)		700	667
4.250% due 11/07/2027		200	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 05/29/2029		$1,300	$1,292
4.750% due 04/27/2027		200	202

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 «		33,857	33,011

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(j)(k)(n)	EUR	2,400	3,170

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		$700	777
7.625% due 06/27/2023 •(j)(k)(n)	GBP	4,610	6,568
7.875% due 06/27/2029 •(j)(k)(n)		5,721	9,344

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		$3,300	3,396
4.500% due 09/01/2026 (n)		2,400	2,511
4.500% due 01/15/2028		3,050	3,233
5.750% due 02/01/2027 (n)		600	664

MPT Operating Partnership LP
3.375% due 04/24/2030 (n)	GBP	2,100	2,822

National Health Investors, Inc.
3.000% due 02/01/2031 (n)		$800	751

Natwest Group PLC
6.000% due 12/29/2025 •(j)(k)		4,900	5,172
8.000% due 08/10/2025 •(j)(k)(n)		15,325	17,284

Navient Corp.
6.125% due 03/25/2024		289	301

New Metro Global Ltd.
5.000% due 08/08/2022		200	169

Newmark Group, Inc.
6.125% due 11/15/2023		128	135

PRA Group, Inc.
7.375% due 09/01/2025 (n)		4,420	4,693

Sabra Health Care LP
3.200% due 12/01/2031 (n)		2,100	1,996

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	9,405	13,424

Sberbank of Russia Via SB Capital SA
6.125% due 02/07/2022		$500	500

Seazen Group Ltd.
6.000% due 08/12/2024		200	135
6.450% due 06/11/2022		300	255

Societe Generale SA
6.750% due 04/06/2028 •(j)(k)		400	427
7.375% due 10/04/2023 •(j)(k)(n)		1,300	1,372

Standard Chartered PLC
4.750% due 01/14/2031 •(j)(k)		3,400	3,279
7.500% due 04/02/2022 •(j)(k)		200	202

Starwood Property Trust, Inc.
4.375% due 01/15/2027		3,000	2,996

Tesco Property Finance PLC
5.661% due 10/13/2041 (n)	GBP	507	852
5.744% due 04/13/2040 (n)		395	664
5.801% due 10/13/2040 (n)		1,629	2,741
6.052% due 10/13/2039 (n)		1,151	1,936

UBS Group AG
5.125% due 07/29/2026 •(j)(k)		$200	207

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	816	1,213

Uniti Group LP
6.000% due 01/15/2030 (n)		$15,647	14,336
7.875% due 02/15/2025 (n)		30,470	31,776

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		20,412	19,034

			304,943

INDUSTRIALS 49.5%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (n)	GBP	3,541	5,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Canada
3.875% due 08/15/2026 (n)		$7,000	$6,844
4.625% due 08/15/2029	CAD	2,500	1,954

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (n)		$1,399	1,514

Altice Financing SA
4.250% due 08/15/2029	EUR	1,326	1,403
5.750% due 08/15/2029 (n)		$7,651	7,162

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (n)		1,216	1,232
3.375% due 11/01/2028		271	268
3.700% due 04/01/2028 (n)		938	938

American Airlines, Inc.
5.500% due 04/20/2026 (n)		14,000	14,356
5.750% due 04/20/2029 (n)		3,800	3,897

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)		3,400	3,219

Associated Materials LLC
9.000% due 09/01/2025		1,077	1,136

Boeing Co.
5.705% due 05/01/2040 (n)		1,723	2,077
5.805% due 05/01/2050 (n)		1,470	1,852
5.930% due 05/01/2060 (n)		1,992	2,532
6.125% due 02/15/2033 (n)		3,988	4,856

Bombardier, Inc.
7.125% due 06/15/2026 (n)		3,200	3,258
7.500% due 12/01/2024 (n)		9,527	9,874
7.500% due 03/15/2025 (n)		17,337	17,585

British Airways Pass-Through Trust
4.250% due 05/15/2034		57	60

Broadcom, Inc.
3.137% due 11/15/2035 (n)		300	285
3.187% due 11/15/2036 (n)		2,434	2,316
3.469% due 04/15/2034 (n)		200	198
4.150% due 11/15/2030 (n)		2,638	2,810

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (n)		1,000	1,036

Carnival Corp.
10.500% due 02/01/2026 (n)		400	450

CDW LLC
3.276% due 12/01/2028 (n)		700	696
3.569% due 12/01/2031 (n)		2,300	2,294

Cellnex Finance Co. SA
3.875% due 07/07/2041 (n)		1,400	1,298

CGG SA
7.750% due 04/01/2027	EUR	300	341
7.750% due 04/01/2027 (n)		13,419	15,255
8.750% due 04/01/2027		$8,648	8,660

Charter Communications Operating LLC
3.500% due 03/01/2042 (n)		1,000	899
3.700% due 04/01/2051		400	355
3.850% due 04/01/2061 (n)		1,300	1,121
3.900% due 06/01/2052 (n)		5,600	5,140
3.950% due 06/30/2062 (n)		4,800	4,246
4.400% due 12/01/2061 (n)		4,900	4,648

Ciena Corp.
4.000% due 01/31/2030 (n)		1,600	1,587

Community Health Systems, Inc.
6.625% due 02/15/2025		17,948	18,583
8.000% due 03/15/2026 (n)		3,672	3,828

Coty, Inc.
3.875% due 04/15/2026 (n)	EUR	6,600	7,436
4.750% due 01/15/2029 (n)		$10,900	10,753
5.000% due 04/15/2026 (n)		8,900	8,951

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		1,468	1,779

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		2,170	2,473

Deluxe Corp.
8.000% due 06/01/2029 (n)		2,691	2,785

DirecTV Financing LLC
5.875% due 08/15/2027 (n)		8,400	8,451

DISH DBS Corp.
5.250% due 12/01/2026 (n)		4,220	4,101
5.750% due 12/01/2028 (n)		6,710	6,433

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dufry One BV
2.500% due 10/15/2024	EUR	300	$332

Energy Transfer LP
5.300% due 04/01/2044 (n)		$100	107

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		9,851	5,140

Exela Intermediate LLC
11.500% due 07/15/2026		158	100

Fair Isaac Corp.
4.000% due 06/15/2028 (n)		2,200	2,183

Ferroglobe PLC
9.375% due 12/31/2025 (l)(n)		2,700	2,808

Fertitta Entertainment LLC
4.625% due 01/15/2029		3,500	3,417

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		2,888	2,924
6.875% due 03/01/2026 (n)		1,882	1,946

Ford Motor Co.
7.700% due 05/15/2097 (n)		29,796	39,424

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		12,200	12,460

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		3,984	3,851

Greene King Finance PLC
1.898% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	350	398

HCA, Inc.
7.500% due 11/15/2095 (n)		$4,800	6,191

Hertz Corp.
4.625% due 12/01/2026 (n)		2,300	2,236
5.000% due 12/01/2029 (n)		6,700	6,463

HollyFrontier Corp.
4.500% due 10/01/2030 (n)		22,914	24,097

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027 (n)		3,000	3,082

Intelsat Connect Finance SA
9.500% due 02/15/2023 ^(e)		196	30

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 ^(e)		14,709	6,435
8.000% due 02/15/2024		156	159
8.500% due 10/15/2024 ^(e)		22,898	10,335
9.750% due 07/15/2025 ^(e)		10,549	4,672

Intelsat Luxembourg SA
8.125% due 06/01/2023 ^(e)		1,939	12

Inter Media & Communication SpA
6.750% due 02/09/2027 (c)	EUR	7,000	7,883

Las Vegas Sands Corp.
3.200% due 08/08/2024 (n)		$200	203
3.500% due 08/18/2026 (n)		300	302

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025 (n)		402	416

Match Group Holdings LLC
3.625% due 10/01/2031 (n)		9,500	8,721

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	192
5.750% due 07/21/2028 (n)		4,100	3,942
5.750% due 07/21/2028		200	192

MGM China Holdings Ltd.
4.750% due 02/01/2027		200	192
5.250% due 06/18/2025		2,400	2,377
5.375% due 05/15/2024		300	299
5.875% due 05/15/2026		800	798

Mileage Plus Holdings LLC
6.500% due 06/20/2027 (n)		500	532

Molina Healthcare, Inc.
3.875% due 05/15/2032 (n)		2,200	2,126

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		6,253	7,089
12.250% due 05/15/2024 (n)		4,498	5,244

Nielsen Finance LLC
5.625% due 10/01/2028 (n)		1,700	1,701

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		21,100	22,878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		$105	$116

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/03/2022 (h)(j)		1,279	7

Oi Movel SA
8.750% due 07/30/2026		19,123	19,505

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	6,300	6,642

Oracle Corp.
3.650% due 03/25/2041 (l)(n)		$2,800	2,609
3.850% due 04/01/2060 (n)		200	178
3.950% due 03/25/2051 (l)(n)		2,400	2,266
4.100% due 03/25/2061 (l)(n)		2,600	2,427

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		1,207	1,291
7.375% due 06/01/2025 (n)		494	518

Petroleos Mexicanos
4.875% due 02/21/2028 (n)	EUR	2,647	2,983
5.950% due 01/28/2031 (n)		$5,741	5,471
6.700% due 02/16/2032 (n)		17,638	17,489
6.750% due 09/21/2047 (n)		6,568	5,645
6.950% due 01/28/2060 (n)		660	566
7.690% due 01/23/2050 (n)		4,940	4,585

Platin 1426 GmbH
5.375% due 06/15/2023 (n)	EUR	3,000	3,351
6.875% due 06/15/2023		900	1,010

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		$300	313

Prosus NV
1.985% due 07/13/2033 (n)	EUR	1,800	1,871
2.778% due 01/19/2034		1,600	1,763
3.061% due 07/13/2031 (n)		$3,700	3,404
3.257% due 01/19/2027		1,500	1,499
3.680% due 01/21/2030 (n)		5,100	4,994
3.832% due 02/08/2051 (n)		1,900	1,599
4.027% due 08/03/2050 (n)		1,500	1,305
4.193% due 01/19/2032		2,600	2,579
4.987% due 01/19/2052		2,200	2,154

QVC, Inc.
5.950% due 03/15/2043 (n)		4,186	3,815

Rolls-Royce PLC
3.625% due 10/14/2025		200	197
4.625% due 02/16/2026 (n)	EUR	1,900	2,326
4.625% due 02/16/2026		200	245
5.750% due 10/15/2027		$300	315

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (n)		700	738

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 (n)	GBP	1,500	2,512

Sands China Ltd.
2.300% due 03/08/2027 (n)		$1,800	1,639
2.850% due 03/08/2029 (n)		1,600	1,445
3.250% due 08/08/2031 (n)		1,300	1,165
4.375% due 06/18/2030 (n)		200	195
5.400% due 08/08/2028 (n)		13,590	14,039

Santos Finance Ltd.
3.649% due 04/29/2031		2,300	2,292

Seagate HDD Cayman
4.091% due 06/01/2029 (n)		2,000	1,963

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (n)		6,753	6,777

Standard Industries, Inc.
2.250% due 11/21/2026 (n)	EUR	1,000	1,064
4.375% due 07/15/2030 (n)		$5,800	5,549

Studio City Finance Ltd.
5.000% due 01/15/2029 (n)		1,200	1,045
5.000% due 01/15/2029		200	174
6.000% due 07/15/2025 (n)		4,400	4,149
6.500% due 01/15/2028 (n)		4,200	3,936

Syngenta Finance NV
4.892% due 04/24/2025		200	212
5.182% due 04/24/2028 (n)		600	661
5.676% due 04/24/2048		5,748	6,779

T-Mobile USA, Inc.
3.400% due 10/15/2052 (n)		2,500	2,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$4,143	$4,641
5.750% due 09/30/2039 (n)		32,927	38,280

Transocean Guardian Ltd.
5.875% due 01/15/2024		104	100

Transocean Pontus Ltd.
6.125% due 08/01/2025		201	198

Transocean, Inc.
7.250% due 11/01/2025		216	169
8.000% due 02/01/2027		372	281

Triumph Group, Inc.
6.250% due 09/15/2024		152	152

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027 (n)		612	612

U.S. Renal Care, Inc.
10.625% due 07/15/2027		5,864	5,989

Uber Technologies, Inc.
4.500% due 08/15/2029		300	292
7.500% due 05/15/2025 (n)		1,200	1,256

Unigel Luxembourg SA
8.750% due 10/01/2026		300	318

United Airlines Pass-Through Trust
4.150% due 02/25/2033 (n)		82	89

United Airlines, Inc.
4.375% due 04/15/2026 (n)		4,100	4,077
4.625% due 04/15/2029 (n)		10,100	10,011

United Group BV
4.875% due 07/01/2024	EUR	200	226

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$767	774

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		11,533	12,011

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		320	408
6.875% due 11/10/2039 (n)		90	116

Vale SA
2.762% due 12/29/2049 «~(j)	BRL	250,000	23,281

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$4,500	4,597

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		13,655	15,275

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		100	98

VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		14,138	13,752

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		17,794	17,974

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		27,364	23,842
9.000% due 11/15/2026 (n)		19,488	17,087

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		3,400	3,353
5.500% due 03/01/2025 (n)		8,500	8,559

Wynn Macau Ltd.
4.875% due 10/01/2024		600	571
5.125% due 12/15/2029 (n)		1,200	1,088
5.500% due 01/15/2026		500	470
5.500% due 10/01/2027 (n)		1,100	1,020
5.625% due 08/26/2028 (n)		4,535	4,156

Wynn Resorts Finance LLC
7.750% due 04/15/2025 (n)		1,300	1,355

			804,461

UTILITIES 9.4%

AT&T, Inc.
3.500% due 02/01/2061		100	91
3.850% due 06/01/2060 (n)		1,849	1,811

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		8,878	4,526

Genesis Energy LP
6.500% due 10/01/2025 (n)		8,100	7,938
8.000% due 01/15/2027 (n)		7,412	7,473

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	27

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		$6,900	$8,535

NGD Holdings BV
6.750% due 12/31/2026		1,261	1,039

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		347	188

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		1,632	1,616

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		9,087	1,897

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		9,090	7,573

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (n)		3,862	3,884
3.450% due 07/01/2025 (n)		257	262
3.750% due 08/15/2042		46	40
4.000% due 12/01/2046 (n)		1,006	924
4.300% due 03/15/2045 (n)		257	241
4.450% due 04/15/2042 (n)		2,491	2,401
4.500% due 07/01/2040 (n)		4,723	4,630
4.500% due 12/15/2041 (n)		65	62
4.550% due 07/01/2030 (n)		7,090	7,389
4.600% due 06/15/2043 (n)		1,036	1,012
4.750% due 02/15/2044 (n)		15,063	14,852
4.950% due 07/01/2050 (n)		8,191	8,383

Peru LNG Srl
5.375% due 03/22/2030 (n)		16,656	14,422

Petrobras Global Finance BV
6.250% due 12/14/2026 (n)	GBP	4,976	7,234
6.625% due 01/16/2034 (n)		800	1,168
6.750% due 06/03/2050 (n)		$4,745	4,758

Rio Oil Finance Trust
8.200% due 04/06/2028		3,702	4,087
9.250% due 07/06/2024		2,347	2,505
9.250% due 07/06/2024 (n)		2,233	2,383
9.750% due 01/06/2027 (n)		395	448

Southern California Edison Co.
4.875% due 03/01/2049 (n)		316	359

Transocean Phoenix Ltd.
7.750% due 10/15/2024 (n)		5,136	5,189

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		23,483	22,816

Transocean Proteus Ltd.
6.250% due 12/01/2024		200	198

			152,334

Total Corporate Bonds & Notes (Cost $1,278,411)			1,261,738

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026		5,900	5,506

Total Convertible Bonds & Notes (Cost $5,900)			5,506

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050		1,000	1,000
4.214% due 06/01/2050		2,400	2,286

			3,286

ILLINOIS 1.1%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,100	16,795

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		51	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	$145	$166

		17,019

PUERTO RICO 0.4%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	7,900	7,130

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,310	1,361

WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	8,388

Total Municipal Bonds & Notes (Cost $29,924)		37,184

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
3.000% due 01/25/2042 (a)	225	11
3.500% due 02/25/2033 (a)(n)	1,138	109
4.500% due 07/25/2050 (a)(n)	6,399	895
5.000% due 02/25/2036 (a)	290	39
5.858% due 07/25/2029	2,010	2,275
5.992% due 07/25/2040 (a)	2	0

Freddie Mac
0.000% due 02/25/2046 (b)(h)	2,297	1,929
0.100% due 02/25/2046 (a)	2,297	1
2.513% due 09/15/2042	767	645
3.000% due 12/25/2050 (a)(n)	8,602	1,153
3.500% due 10/15/2035 (a)(n)	1,191	124
5.691% due 03/15/2043 (n)	70	57
5.934% due 05/15/2039 (a)(n)	687	4
6.170% due 11/25/2055 «	13,851	8,521
6.990% due 02/15/2034 (a)	1,143	202
7.658% due 12/25/2027	4,400	4,627
9.096% due 07/15/2039 (n)	2,207	2,313
10.370% due 03/15/2044 (n)	1,822	1,959
10.858% due 03/25/2025	1,343	1,372
11.728% due 02/15/2036 (n)	5,228	6,165

Ginnie Mae
3.500% due 09/16/2041 - 06/20/2042 (a)	493	56
6.646% due 01/20/2042 (a)	1,086	169

Total U.S. Government Agencies (Cost $33,197)		32,626

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%

Adjustable Rate Mortgage Trust
0.448% due 05/25/2036 •	1,521	652
1.258% due 01/25/2035 •	2,951	2,871

Alternative Loan Trust
0.524% due 03/20/2046 •	3,106	2,633
0.648% due 08/25/2035 •	243	162
3.252% due 06/25/2037 ^~	1,329	1,208
5.142% due 04/25/2037 ^•(a)	14,656	2,705
5.500% due 03/25/2035	399	240
5.500% due 09/25/2035 ^	3,349	2,790
5.750% due 01/25/2035	303	309
5.750% due 02/25/2035	399	355
6.000% due 02/25/2035	525	500
6.000% due 04/25/2036	1,287	807
6.000% due 05/25/2036 ^	1,436	948
6.000% due 02/25/2037 ^	519	271
6.000% due 02/25/2037	1,604	1,203
6.000% due 04/25/2037 ^	4,408	2,751
6.000% due 08/25/2037 ^•	6,762	4,686
6.250% due 10/25/2036 ^	1,628	1,296
6.250% due 12/25/2036 ^•	2,570	1,608
6.500% due 08/25/2036 ^	679	338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/25/2036 ^		$326	$229
21.238% due 02/25/2036 •		1,042	1,201

Alternative Loan Trust Resecuritization
6.000% due 08/25/2037 ^~		1,554	1,145

Banc of America Funding Trust
0.348% due 06/26/2036 •		5,196	4,908
5.500% due 01/25/2036		182	171
6.000% due 07/25/2037 ^		359	357

BCAP LLC Trust
2.743% due 02/26/2036 ~		1,861	1,825
2.903% due 03/27/2036 ~		2,778	2,266
4.797% due 03/26/2037 þ		1,286	1,995
7.000% due 12/26/2036 ~		2,346	1,909

Bear Stearns ALT-A Trust
2.710% due 11/25/2034 ~		194	201
2.872% due 08/25/2046 ^~		2,840	2,240
2.882% due 11/25/2036 ^~		547	355
3.075% due 09/25/2035 ^~		575	420
3.294% due 08/25/2036 ^~		2,151	1,358

Bear Stearns Asset-Backed Securities Trust
0.508% due 04/25/2037 •		9,268	8,107

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		346	347

CD Mortgage Trust
5.688% due 10/15/2048		656	630

Chase Mortgage Finance Trust
2.926% due 12/25/2035 ^~		9	9
6.000% due 02/25/2037 ^		1,212	668
6.000% due 03/25/2037 ^		306	208
6.000% due 07/25/2037 ^		1,102	724

CHL Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		460	302
6.000% due 04/25/2036 ^		279	213

Citigroup Commercial Mortgage Trust
5.669% due 12/10/2049 ~		406	182

Citigroup Mortgage Loan Trust
2.551% due 04/25/2037 ^~		2,101	1,883
2.696% due 11/25/2035 ~		11,723	7,685
3.149% due 03/25/2037 ^~		312	311
6.000% due 11/25/2036 ~		9,927	7,026

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^		1,433	1,418

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~		1,056	183

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		968	668

Eurosail-UK PLC
1.445% due 06/13/2045 •	GBP	4,487	5,573
4.095% due 06/13/2045 •		1,394	1,809

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036 ^		$1,061	533

Freddie Mac
7.850% due 11/25/2041 •		8,800	8,827

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		9,200	8,985

GSR Mortgage Loan Trust
2.385% due 03/25/2037 ^~		1,382	1,046
3.140% due 11/25/2035 ^~		759	727

HomeBanc Mortgage Trust
1.308% due 03/25/2035 •		104	98

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,453	3,098

Jackson Park Trust
3.242% due 10/14/2039 ~		4,368	3,832

JP Morgan Alternative Loan Trust
3.094% due 03/25/2037 ~		4,818	5,064

JP Morgan Mortgage Trust
2.608% due 01/25/2037 ^~		509	455
2.667% due 02/25/2036 ^~		1,056	877
2.726% due 10/25/2035 ~		14	14
2.972% due 06/25/2036 ^~		370	301

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		895	575

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		74	75

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.328% due 06/25/2047 •		$1,889	$1,825

MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,903	1,544

Merrill Lynch Mortgage Investors Trust
2.709% due 03/25/2036 ^~		2,267	1,437

Natixis Commercial Mortgage Securities Trust
2.356% due 11/15/2034 •		4,500	4,463

RALI Trust
0.338% due 05/25/2037 ^•		192	159
0.488% due 08/25/2036 ^•		486	499
6.000% due 08/25/2036 ^		375	370
6.000% due 05/25/2037 ^		1,242	1,213

RBSSP Resecuritization Trust
0.328% due 10/27/2036 •		3,609	1,329
0.582% due 08/27/2037 •		8,000	4,507

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		306	174
6.000% due 02/25/2037 ^		1,521	946
6.250% due 09/25/2037 ^		4,774	2,723

RFMSI Trust
3.891% due 02/25/2037 ~		1,708	1,352

STARM Mortgage Loan Trust
2.113% due 02/25/2037 ^~		1,828	1,722
2.225% due 04/25/2037 ^~		228	150
2.298% due 02/25/2037 ^~		243	226

Structured Adjustable Rate Mortgage Loan Trust
2.783% due 07/25/2035 ^~		1,025	957
2.818% due 11/25/2036 ^~		2,497	2,387
2.901% due 01/25/2036 ^~		4,619	3,378

Structured Asset Mortgage Investments Trust
0.228% due 08/25/2036 •		117	112

WaMu Mortgage Pass-Through Certificates Trust
2.931% due 07/25/2037 ^~		485	489
3.075% due 02/25/2037 ^~		603	598
3.167% due 07/25/2037 ^~		958	973
3.262% due 10/25/2036 ^~		841	823

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
0.927% due 05/25/2047 ^•		109	12
6.000% due 10/25/2035 ^		1,034	847
6.000% due 03/25/2036 ^		1,384	1,417
6.000% due 02/25/2037		2,579	2,490

Total Non-Agency Mortgage-Backed Securities (Cost $156,213)			160,488

ASSET-BACKED SECURITIES 10.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,121

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.458% due 03/25/2033 •		$45	46

Apidos CLO
0.000% due 01/20/2031 ~		8,800	4,607

Belle Haven ABS CDO Ltd.
0.459% due 07/05/2046 •		324,260	769

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	2,945

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	1,819
0.010% due 10/22/2031 ~		3,000	1,103

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,151	968

Credit-Based Asset Servicing & Securitization LLC
3.237% due 12/25/2035 ^þ		$4	4

Dryden 58 CLO Ltd.
0.000% due 07/17/2031 ~		14,311	10,679

First Franklin Mortgage Loan Trust
0.428% due 10/25/2036 •		3,185	2,540

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		16	1,140

Fremont Home Loan Trust
0.258% due 01/25/2037 •		5,823	3,397
0.588% due 02/25/2036 •		12,191	9,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glacier Funding CDO Ltd.
0.415% due 08/04/2035 •		$7,306	$1,244

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	439

GSAMP Trust
0.248% due 12/25/2036 •		$1,418	949

Home Equity Mortgage Loan Asset-Backed Trust
0.268% due 07/25/2037 •		2,696	1,805

JP Morgan Mortgage Acquisition Trust
6.330% due 07/25/2036 ^þ		106	43

Lehman XS Trust
6.790% due 06/24/2046 þ		788	841

LNR CDO Ltd.
0.389% due 02/28/2043 •		3,231	74

Long Beach Mortgage Loan Trust
0.708% due 01/25/2036 •		4,889	4,699

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		15	1,474

Merrill Lynch Mortgage Investors Trust
3.758% due 03/25/2037 þ		6,282	1,914

Morgan Stanley ABS Capital, Inc. Trust
0.258% due 10/25/2036 •		6,088	3,948

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		854	525

N-Star REL CDO Ltd.
0.522% due 02/01/2041 •		575	574

Orient Point CDO Ltd.
0.484% due 10/03/2045 •		118,235	40,985

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,496	4,472
7.238% due 09/25/2037 ^þ		8,298	4,757

Securitized Asset-Backed Receivables LLC Trust
0.528% due 03/25/2036 •(n)		10,892	11,674

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		8	7,097

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		7	3,015

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		3	1,122
0.000% due 10/15/2048 «(h)		3	1,218

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		7,500	1,012
0.000% due 07/25/2040 «(h)		38	620

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(h)		3,226	619

South Coast Funding Ltd.
0.746% due 08/10/2038 •		18,997	2,181

Symphony CLO Ltd.
4.838% due 07/14/2026 •		3,600	3,596

Taberna Preferred Funding Ltd.
0.500% due 12/05/2036 •		10,592	9,268
0.520% due 08/05/2036 •		491	434
0.520% due 08/05/2036 ^•		9,505	8,412
0.540% due 02/05/2036 •		4,144	3,771

Total Asset-Backed Securities (Cost $221,317)			163,767

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		9,499	2,847
0.500% due 07/09/2030 þ		1,105	376
1.000% due 07/09/2029		1,352	480
1.125% due 07/09/2035 þ		9,460	2,855
1.125% due 07/09/2035 þ		405	126
1.125% due 07/09/2046 þ		115	36
2.000% due 01/09/2038 þ(n)		22,691	8,656
2.500% due 07/09/2041 þ		17,491	6,262
15.500% due 10/17/2026	ARS	92,410	152
34.191% (BADLARPP) due 10/04/2022		116	0

Argentina Treasury Bond BONCER
1.450% due 08/13/2023	ARS	40,240	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chile Government International Bond
2.750% due 01/31/2027		$2,000	$2,031
3.500% due 01/31/2034		2,500	2,561
4.000% due 01/31/2052		1,200	1,236

Egypt Government International Bond
3.875% due 02/16/2026 (n)		1,500	1,376
5.625% due 04/16/2030	EUR	4,000	3,915
6.375% due 04/11/2031		1,724	1,707
7.500% due 02/16/2061 (n)		$4,200	3,273

Ghana Government International Bond
6.375% due 02/11/2027		1,100	886
7.875% due 02/11/2035		1,300	980
8.750% due 03/11/2061		400	298
10.750% due 10/14/2030		800	858

Ivory Coast Government International Bond
4.875% due 01/30/2032 (n)	EUR	5,900	6,238
6.625% due 03/22/2048		1,600	1,720

Panama Government International Bond
4.500% due 04/16/2050		$2,000	2,058

Provincia de Buenos Aires
40.893% due 04/12/2025	ARS	862,385	3,240

South Africa Government International Bond
5.750% due 09/30/2049		$3,216	2,953

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		200	208

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	2,495	2,163
7.750% due 09/01/2022 (n)		$9,800	9,434

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		70	4
9.250% due 09/15/2027 ^(e)		598	36

Total Sovereign Issues (Cost $97,938)			69,134

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.8%

Clear Channel Outdoor Holdings, Inc. (f)		1,167,686	3,573

iHeartMedia, Inc. ‘A’ (f)		275,106	5,544

iHeartMedia, Inc. ‘B’ «(f)		213,502	3,872

			12,989

ENERGY 0.1%

Axis Energy Services ‘A’ «(f)(l)		6,085	90

Noble Finance Co. (f)(l)		42,080	1,039

Valaris Ltd. (f)		2,895	120

			1,249

FINANCIALS 0.1%

Credit Suisse Group AG (f)		92,485	874

INDUSTRIALS 1.3%

Mcdermott International Ltd. (f)		57,728	37

Neiman Marcus Group Ltd. LLC «(f)(l)		152,491	22,109

Noble Corp. (f)		3,270	81

Voyager Aviation Holdings LLC «(f)		2,841	0

Westmoreland Mining Holdings «(f)(l)		45,070	0

			22,227

MATERIALS 0.2%

Associated Materials Group, Inc. «(f)(l)		411,442	2,872

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	29

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(f)	42,113	$29

Total Common Stocks (Cost $28,878)		40,240

WARRANTS 1.8%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	202	0

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	1,355,000	533

INFORMATION TECHNOLOGY 1.8%

Windstream Holdings LLC - Exp. 09/21/2055 «	1,181,266	29,267

Total Warrants (Cost $9,822)		29,800

PREFERRED SECURITIES 6.3%

BANKING & FINANCE 3.0%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~(n)	1,800,000	1,060

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	110,000	125

Charles Schwab Corp.
4.000% due 12/01/2030 •(j)	100,000	98

Compeer Financial ACA
4.875% due 08/15/2026 •(j)	4,400,000	4,488

	SHARES	MARKET VALUE (000S)

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)	1,000,000	$1,070

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	29,098,525	42,352

		49,193

INDUSTRIALS 3.3%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)(n)	1,343,000	1,320

Sequa Corp. (15.000% PIK)
15.000% «(d)	42,007	46,107

Voyager Aviation Holdings LLC
9.500% «	17,047	5,231

		52,658

Total Preferred Securities (Cost $80,574)		101,851

REAL ESTATE INVESTMENT TRUSTS 2.0%

REAL ESTATE 2.0%

CBL & Associates Properties, Inc.	11,978	361

Uniti Group, Inc.	572,252	6,901

VICI Properties, Inc.	858,541	24,572

Total Real Estate Investment Trusts (Cost $14,542)		31,834

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (m) 0.2%
		2,846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
42.739% due 04/29/2022 (h)(i)	ARS	237,282	$887

U.S. TREASURY BILLS 2.8%
0.065% due 02/17/2022 - 03/29/2022 (c)(g)(h)(p)(r)		$45,899	45,893

U.S. TREASURY CASH MANAGEMENT BILLS 2.0%
0.158% due 04/26/2022 - 05/24/2+022 (g)(h)(p)(r)		32,900	32,881

Total Short-Term Instruments (Cost $82,688)			82,507

Total Investments in Securities (Cost $2,715,794)			2,682,778

Total Investments 165.2% (Cost $2,715,794)			$2,682,778

Financial Derivative Instruments (o)(q) 0.0% (Cost or Premiums, net $(15,440))			812

Auction Rate Preferred Shares (13.1)%			(212,650)

Other Assets and Liabilities, net (52.1)%			(847,190)

Net Assets Applicable to Common Shareholders 100.0%			$1,623,750

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$2,613	$2,872	0.18%
Axis Energy Services ‘A’	03/13/2020	90	90	0.01
Ferroglobe PLC 9.375% due 12/31/2025	03/13/2020	2,707	2,808	0.17
Neiman Marcus Group Ltd. LLC	03/13/2020	4,911	22,109	1.36
Noble Corp.	03/13/2020	562	1,039	0.06
Oracle Corp. 3.650% due 03/25/2041	03/22/2021	2,782	2,609	0.16
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	2,396	2,266	0.14
Oracle Corp. 4.100% due 03/25/2061	03/22/2021 - 10/05/2021	2,738	2,427	0.15
Westmoreland Mining Holdings LLC	03/13/2020	1,172	0	0.00

		$19,971	$36,220	2.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	01/31/2022	02/01/2022	$2,846	U.S. Treasury Notes 0.875% due 01/31/2024	$(2,903)	$2,846	$2,846

Total Repurchase Agreements						$(2,903)	$2,846	$2,846

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BNY	0.800%	10/18/2021	02/11/2022		$	(8,979)	$(9,000)
BOM	0.570	01/28/2022	04/01/2022			(10,079)	(10,080)
BOS	0.120	01/07/2022	TBD	(2)		(1,001)	(1,002)
	0.120	01/28/2022	TBD	(2)		(4,470)	(4,470)
	0.260	01/10/2022	02/04/2022			(13,610)	(13,612)
	0.300	01/12/2022	04/12/2022			(1,878)	(1,879)
BPS	(0.320)	01/13/2022	04/25/2022		EUR	(4,954)	(5,565)
	(0.300)	01/17/2022	05/10/2022			(2,797)	(3,142)
	0.300	10/25/2021	TBD	(2)	GBP	(1,699)	(2,287)
	0.300	01/14/2022	02/18/2022		$	(1,881)	(1,881)
	0.490	10/22/2021	02/16/2022			(20,494)	(20,522)
	0.490	11/01/2021	02/16/2022			(3,299)	(3,303)
	0.490	11/02/2021	02/16/2022			(1,050)	(1,051)
	0.490	12/01/2021	02/24/2022			(2,572)	(2,574)
	0.500	10/20/2021	02/03/2022			(714)	(715)
	0.500	02/03/2022	03/10/2022			(696)	(696)
	0.510	09/20/2021	03/21/2022			(9,787)	(9,806)
	0.510	10/01/2021	03/21/2022			(15,976)	(16,004)
	0.510	01/28/2022	03/21/2022			(3,414)	(3,415)
	0.520	10/14/2021	04/18/2022			(3,378)	(3,384)
	0.530	11/09/2021	05/12/2022			(559)	(560)
	0.550	09/16/2021	04/28/2022			(1,544)	(1,547)
BRC	(2.000)	12/09/2021	TBD	(2)	EUR	(3,840)	(4,302)
	(0.250)	11/15/2021	02/09/2022			(2,418)	(2,715)
	0.410	09/22/2021	03/21/2022		$	(2,576)	(2,580)
	0.500	08/06/2021	02/07/2022			(16,821)	(16,863)
	0.500	09/03/2021	03/03/2022			(359)	(359)
	0.500	09/10/2021	03/10/2022			(1,921)	(1,925)
	0.500	09/24/2021	03/24/2022			(2,474)	(2,478)
	0.500	09/30/2021	02/07/2022			(3,940)	(3,947)
	0.500	10/26/2021	03/08/2022			(4,714)	(4,721)
	0.500	11/16/2021	03/08/2022			(5,951)	(5,958)
	0.500	12/06/2021	03/03/2022			(1,724)	(1,725)
	0.500	12/23/2021	03/08/2022			(7,796)	(7,801)
	0.500	01/12/2022	03/14/2022			(3,844)	(3,845)
	0.500	01/19/2022	02/23/2022			(918)	(918)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	31

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.500%	01/19/2022	03/02/2022		$	(13,905)	$(13,908)
	0.500	01/20/2022	02/24/2022			(12,660)	(12,662)
	0.500	01/20/2022	03/08/2022			(6,276)	(6,277)
	0.550	01/19/2022	04/11/2022			(4,078)	(4,079)
BYR	0.560	01/26/2022	04/29/2022			(8,239)	(8,240)
	0.640	03/31/2021	03/25/2022			(10,176)	(10,232)
	0.640	04/19/2021	03/25/2022			(4,461)	(4,484)
	0.640	07/30/2021	03/25/2022			(990)	(995)
	0.640	09/16/2021	03/25/2022			(399)	(400)
	0.640	10/12/2021	03/25/2022			(2,379)	(2,384)
	0.640	11/12/2021	03/25/2022			(456)	(457)
	0.640	11/26/2021	03/25/2022			(4,801)	(4,806)
	0.640	12/09/2021	03/25/2022			(1,969)	(1,971)
	0.640	12/23/2021	03/25/2022			(2,771)	(2,773)
	0.640	01/13/2022	03/25/2022			(2,615)	(2,617)
	0.640	01/20/2022	03/25/2022			(6,246)	(6,248)
	0.640	01/21/2022	03/25/2022			(2,211)	(2,212)
CDC	0.280	01/05/2022	02/03/2022			(1,811)	(1,811)
	0.290	12/02/2021	02/03/2022			(12,464)	(12,470)
	0.290	01/10/2022	02/03/2022			(7,026)	(7,027)
	0.330	10/04/2021	04/04/2022			(1,957)	(1,959)
	0.350	11/05/2021	TBD	(2)		(279)	(279)
	0.430	01/27/2022	05/02/2022			(21,651)	(21,653)
	0.450	02/03/2022	05/09/2022			(18,759)	(18,759)
	0.490	09/14/2021	03/14/2022			(5,015)	(5,025)
	0.490	09/15/2021	03/15/2022			(3,621)	(3,628)
	0.490	09/23/2021	03/23/2022			(4,213)	(4,220)
	0.490	10/04/2021	04/04/2022			(16,762)	(16,789)
	0.490	10/07/2021	04/07/2022			(575)	(576)
	0.490	10/12/2021	03/14/2022			(391)	(391)
	0.490	10/14/2021	04/14/2022			(6,403)	(6,413)
	0.490	11/26/2021	03/15/2022			(3,730)	(3,733)
	0.490	12/01/2021	04/18/2022			(1,081)	(1,081)
	0.490	12/08/2021	04/18/2022			(9,310)	(9,317)
	0.490	12/09/2021	04/18/2022			(632)	(632)
	0.490	01/13/2022	04/14/2022			(4,914)	(4,915)
	0.490	01/18/2022	04/14/2022			(4,625)	(4,626)
	0.490	01/21/2022	04/04/2022			(8,459)	(8,460)
	0.490	01/21/2022	04/06/2022			(704)	(704)
	0.500	11/04/2021	04/07/2022			(906)	(908)
	0.530	01/13/2022	07/14/2022			(4,920)	(4,921)
CEW	(0.300)	11/15/2021	02/09/2022		EUR	(1,640)	(1,841)
	0.350	10/25/2021	TBD	(2)	GBP	(3,838)	(5,164)
	0.500	05/07/2021	02/01/2022		$	(17,066)	(17,130)
	0.500	01/14/2022	02/01/2022			(3,217)	(3,218)
CIB	0.560	01/13/2022	03/18/2022			(241)	(242)
FBF	(0.500)	01/20/2022	TBD	(2)		(11,807)	(11,805)
IND	0.250	12/21/2021	03/17/2022			(19,375)	(19,381)
	0.260	12/21/2021	03/21/2022			(15,957)	(15,962)
	0.280	10/06/2021	04/06/2022			(297)	(298)
	0.280	10/22/2021	03/10/2022			(7,055)	(7,061)
	0.290	08/03/2021	02/03/2022			(431)	(432)
	0.290	10/04/2021	04/01/2022			(1,182)	(1,183)
	0.300	09/29/2021	03/29/2022			(4,967)	(4,972)
	0.300	10/19/2021	03/09/2022			(2,698)	(2,701)
	0.300	10/21/2021	03/09/2022			(533)	(533)
	0.310	10/06/2021	04/06/2022			(488)	(488)
	0.330	06/09/2021	03/09/2022			(401)	(402)
	0.340	02/03/2022	05/09/2022			(417)	(417)
	0.370	12/21/2021	03/17/2022			(4,618)	(4,620)
	0.370	12/21/2021	03/24/2022			(12,085)	(12,090)
	0.420	08/27/2021	02/03/2022			(2,882)	(2,888)
	0.420	09/30/2021	03/30/2022			(621)	(622)
	0.420	12/08/2021	02/10/2022			(5,525)	(5,528)
	0.420	12/15/2021	02/10/2022			(608)	(608)
	0.420	12/21/2021	03/24/2022			(2,191)	(2,192)
	0.420	01/07/2022	02/10/2022			(1,859)	(1,859)
	0.430	09/01/2021	02/03/2022			(4,440)	(4,448)
	0.430	09/30/2021	03/30/2022			(458)	(459)
	0.430	10/12/2021	04/12/2022			(6,144)	(6,152)
	0.430	12/20/2021	03/25/2022			(3,901)	(3,903)
	0.440	10/12/2021	04/12/2022			(966)	(968)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.460%	02/03/2022	05/09/2022		$	(5,760)	$(5,760)
	0.500	02/03/2022	05/09/2022			(1,703)	(1,703)
JML	(5.000)	12/09/2021	TBD	(2)	EUR	(1,277)	(1,424)
	(3.000)	12/09/2021	TBD	(2)		(5,288)	(5,919)
	(0.450)	12/01/2021	03/01/2022			(896)	(1,006)
	(0.400)	11/05/2021	TBD	(2)		(888)	(996)
	(0.400)	12/01/2021	03/01/2022			(2,509)	(2,816)
	(0.380)	12/01/2021	03/01/2022			(1,452)	(1,630)
	(0.380)	12/08/2021	03/08/2022			(5,716)	(6,425)
	(0.380)	01/13/2022	04/25/2022			(3,679)	(4,132)
	(0.380)	01/28/2022	04/28/2022			(3,286)	(3,692)
	(0.350)	01/17/2022	05/11/2022			(2,368)	(2,660)
	0.000	10/12/2021	03/17/2022		$	(1,784)	(1,784)
	0.340	12/01/2021	02/28/2022		GBP	(777)	(1,046)
	0.350	11/15/2021	02/09/2022			(1,650)	(2,221)
	0.350	01/13/2022	TBD	(2)	$	(1,253)	(1,254)
	0.350	01/13/2022	TBD	(2)	GBP	(4,563)	(6,137)
	0.350	01/14/2022	TBD	(2)	$	(1,834)	(1,834)
	0.400	10/25/2021	TBD	(2)	GBP	(1,968)	(2,648)
	0.450	01/14/2022	05/05/2022			(21,309)	(28,666)
	0.450	01/17/2022	05/06/2022			(9,092)	(12,230)
	0.500	09/20/2021	03/17/2022		$	(4,443)	(4,452)
	0.600	01/18/2022	04/19/2022		GBP	(391)	(525)
MEI	(5.000)	01/07/2022	TBD	(2)	EUR	(1,345)	(1,506)
	(0.250)	01/07/2022	TBD	(2)	$	(459)	(459)
NOM	0.400	01/27/2022	02/18/2022			(5,728)	(5,728)
RBC	0.350	01/20/2022	03/24/2022			(177)	(178)
RDR	0.350	01/20/2022	03/22/2022			(30,923)	(30,926)
SCX	(0.350)	11/08/2021	02/07/2022		EUR	(1,938)	(2,175)
	(0.350)	01/19/2022	04/19/2022			(5,202)	(5,843)
	0.340	11/15/2021	02/09/2022		GBP	(2,651)	(3,568)
SGY	0.240	12/08/2021	TBD	(2)	$	(6,244)	(6,246)
	0.340	12/08/2021	TBD	(2)		(1,277)	(1,278)
SOG	0.400	10/06/2021	03/01/2022			(5,164)	(5,171)
	0.500	09/02/2021	03/02/2022			(1,340)	(1,343)
	0.500	09/16/2021	03/16/2022			(5,275)	(5,285)
	0.500	09/17/2021	03/17/2022			(1,437)	(1,440)
	0.500	09/22/2021	03/23/2022			(10,997)	(11,017)
	0.500	09/28/2021	03/28/2022			(3,502)	(3,508)
	0.500	09/30/2021	03/23/2022			(5,345)	(5,354)
	0.500	10/14/2021	04/13/2022			(8,150)	(8,163)
	0.500	10/15/2021	03/23/2022			(2,684)	(2,688)
	0.500	10/19/2021	04/19/2022			(1,626)	(1,628)
	0.500	10/25/2021	04/19/2022			(6,096)	(6,104)
	0.500	10/28/2021	04/19/2022			(4,184)	(4,189)
	0.500	11/08/2021	04/19/2022			(355)	(355)
	0.500	11/09/2021	04/13/2022			(4,382)	(4,387)
	0.500	12/14/2021	03/02/2022			(653)	(653)
	0.500	12/23/2021	04/19/2022			(7,078)	(7,082)
	0.500	01/05/2022	04/13/2022			(3,542)	(3,543)
	0.500	01/06/2022	04/01/2022			(1,711)	(1,712)
	0.500	01/07/2022	04/01/2022			(3,745)	(3,746)
	0.500	01/20/2022	04/27/2022			(1,132)	(1,132)
	0.550	06/02/2021	03/02/2022			(9,988)	(10,025)
	0.550	06/07/2021	03/07/2022			(9,172)	(9,205)
	0.550	07/30/2021	03/02/2022			(1,020)	(1,023)
	0.550	10/22/2021	05/04/2022			(8,144)	(8,156)
	0.550	11/01/2021	04/27/2022			(913)	(915)
	0.550	11/05/2021	05/04/2022			(11,390)	(11,405)
	0.550	11/17/2021	04/27/2022			(783)	(784)
	0.550	11/26/2021	03/02/2022			(1,741)	(1,743)
	0.550	12/21/2021	04/27/2022			(3,450)	(3,452)
	0.550	01/07/2022	03/02/2022			(863)	(864)
	0.550	01/19/2022	05/04/2022			(4,314)	(4,314)
	0.550	01/28/2022	05/04/2022			(1,894)	(1,894)
	0.570	01/07/2022	07/08/2022			(3,398)	(3,399)
	0.670	01/07/2022	07/06/2022			(14,179)	(14,186)
	0.670	01/07/2022	07/08/2022			(21,943)	(21,953)
	0.670	01/26/2022	07/08/2022			(1,162)	(1,162)

Total Reverse Repurchase Agreements							$(873,088)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	33

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BNY	$0	$(9,000)	$0	$(9,000)	$11,674	$2,674
BOM	0	(10,080)	0	(10,080)	12,485	2,405
BOS	0	(20,963)	0	(20,963)	23,170	2,207
BPS	0	(76,452)	0	(76,452)	86,936	10,484
BRC	0	(97,063)	0	(97,063)	112,882	15,819
BYR	0	(47,819)	0	(47,819)	56,667	8,848
CDC	0	(140,297)	0	(140,297)	132604	(7,693)
CEW	0	(27,353)	0	(27,353)	32,113	4,760
CIB	0	(242)	0	(242)	295	53
FBF	0	(11,805)	0	(11,805)	13,755	1,950
FICC	2,846	0	0	2,846	(2,903)	(57)
IND	0	(107,630)	0	(107,630)	108,973	1,343
JML	0	(93,497)	0	(93,497)	104,314	10,817
MEI	0	(1,965)	0	(1,965)	1,946	(19)
NOM	0	(5,728)	0	(5,728)	6,212	484
RBC	0	(178)	0	(178)	182	4
RDR	0	(30,926)	0	(30,926)	31,890	964
SCX	0	(11,586)	0	(11,586)	12,588	1,002
SGY	0	(7,524)	0	(7,524)	7,808	284
SOG	0	(172,980)	0	(172,980)	198,842	25,862

Total Borrowings and Other Financing Transactions	$2,846	$(873,088)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(20,348)	$(183,596)	$(421,039)	$(194,762)	$(819,745)
U.S. Government Agencies	0	0	(10,321)	0	(10,321)
Sovereign Issues	0	0	(10,230)	(3,547)	(13,777)
Preferred Securities	0	0	(908)	(1,001)	(1,909)

Total Borrowings	$(20,348)	$(183,596)	$(442,498)	$(199,310)	$(845,752)

Payable for reverse repurchase agreements (4)					$(845,752)

(n)	Securities with an aggregate market value of $950,200 and cash of $5,136 have been pledged as collateral under the terms of the above master agreements as of January 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended January 31, 2022 was $(951,881) at a weighted average interest rate of 0.357%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(27,336) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	12/20/2025	1.137%	EUR	1,000	$(45)	$41	$(4)	$0	$(4)
Atlantia SpA	1.000	Quarterly	06/20/2026	1.239		4,500	(155)	109	(46)	0	(20)
Boeing Co.	1.000	Quarterly	06/20/2026	1.056	$	12,700	(231)	217	(14)	6	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	3.464		4,700	(9)	200	191	0	0

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	3.760%	$	1,000	$(2)	$41	$39	$0	$0
Energy Transfer Operating LP	1.000	Quarterly	06/20/2026	0.954		100	(2)	2	0	0	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.957		100	(2)	2	0	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	4.036	EUR	800	56	(16)	40	0	(8)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.209		11,447	424	91	515	0	(125)
MGM Resorts International	5.000	Quarterly	06/20/2026	2.427	$	3,700	501	(96)	405	0	(6)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.415	EUR	1,900	(362)	335	(27)	0	(7)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.553		27,400	(4,887)	4,276	(611)	0	(93)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.706		11,400	(853)	483	(370)	0	(55)

							$(5,567)	$5,685	$118	$6	$(318)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$	1,200	$102	$(13)	$89	$2	$0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		9,400	858	(165)	693	17	0
iTraxx Asia Ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026		20,000	80	25	105	0	0

						$1,040	$(153)	$887	$19	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032		GBP	23,800	$(184)	$1,612	$1,428	$144	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052			7,800	(112)	934	822	169	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023		$	10,000	(1)	65	64	2	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		BRL	168,900	(31)	(1,295)	(1,326)	0	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$		78,000	38	342	380	15	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024			10,000	27	248	275	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025			8,580	541	(182)	359	2	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026			44,400	2,099	(859)	1,240	21	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026			35,000	544	1,145	1,689	0	(12)
Receive(5)	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027			12,450	0	207	207	0	(10)
Receive(5)	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027			20,600	0	255	255	0	(16)
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027			6,000	0	85	85	0	(4)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			73,900	530	2,838	3,368	52	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028			47,100	0	730	730	0	(35)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028			71,000	0	1,319	1,319	0	(51)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029			263,700	13,372	9,577	22,949	190	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030			3,600	(75)	320	245	0	(1)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031			6,100	0	341	341	0	(3)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031			19,700	1,395	494	1,889	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031			97,600	(1,547)	2,204	657	0	(2)
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032			128,200	1,004	5,259	6,263	0	(17)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044			305,100	(9,953)	96,947	86,994	0	(211)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			2,200	(3)	(139)	(142)	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			19,800	(143)	0	(143)	66	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			28,200	(65)	1,439	1,374	94	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050			29,300	(113)	483	370	97	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			9,800	(29)	(666)	(695)	33	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050			17,000	1,650	1,101	2,751	62	0
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052			288,800	2,056	14,540	16,596	181	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		AUD	13,400	332	282	614	39	0
Pay	6-Month CZK-PRIBOR	1.800	Annual	05/17/2026		CZK	814,100	0	(3,215)	(3,215)	0	(90)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		EUR	21,400	392	602	994	113	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032			19,500	(374)	844	470	113	0
Pay	6-Month HUF-BBR	2.121	Annual	05/17/2026		HUF	11,300,600	0	(3,649)	(3,649)	0	(187)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		MXN	117,300	14	(169)	(155)	1	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023			218,400	(8)	(299)	(307)	2	0

								$11,356	$133,740	$145,096	$1,404	$(645)

Total Swap Agreements								$6,829	$139,272	$146,101	$1,429	$(963)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,429	$1,429	$0	$0	$(963)	$(963)

(p)

Securities with an aggregate market value of $15,577 and cash of $57,751 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2022		$10	CNH	63	$0	$0

BOA	02/2022	MXN	2,946		$143	0	0
	02/2022		$3,198	CAD	4,005	0	(47)
	02/2022		5,409	GBP	4,004	0	(24)
	02/2022		3,245	IDR	46,501,878	0	(16)
	02/2022		968	INR	73,567	17	0
	02/2022		34	RUB	2,600	0	0
	03/2022	MXN	5,861		$279	0	(4)
	03/2022		$499	MXN	10,362	0	0
	06/2022	PEN	3,110		$745	0	(53)
	07/2022		$6,730	PEN	27,039	195	0

BPS	02/2022	EUR	13,318		$15,083	120	0
	02/2022	GBP	683		925	7	0
	02/2022	INR	324,548		4,317	0	(29)
	02/2022		$16,023	EUR	14,112	0	(169)
	02/2022		1,894	IDR	27,358,027	6	0
	02/2022		1,711	INR	129,408	22	0
	02/2022		143	MXN	2,946	0	(1)
	02/2022		7,101	NOK	61,820	0	(152)
	03/2022	CZK	36,465		$1,699	23	0
	03/2022		$4,317	INR	325,833	29	0
	05/2022	MXN	2,946		$141	1	0
	11/2022		$25	ZAR	407	0	0

BRC	02/2022		247	HUF	81,047	9	0

CBK	02/2022		155	CLP	130,274	7	0
	03/2022		3,007	RUB	227,820	0	(92)
	04/2022		569		43,650	0	(16)
	05/2022		1,265	PEN	5,172	69	0
	07/2022		498		2,022	19	0
	08/2022	PEN	2,775		$686	0	(24)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2022	PEN	2,531		$602	$0	$(37)

DUB	02/2022	HUF	924,933		2,887	0	(34)
	02/2022	INR	297,567		3,953	0	(32)
	02/2022		$13	CNH	84	0	0
	02/2022		1,616	INR	122,686	27	0
	02/2022		2,613	RUB	194,214	0	(111)
	03/2022	CZK	44,467		$2,082	38	0
	03/2022		$3,953	INR	298,776	32	0
	04/2022		991	RUB	76,803	0	(18)

FBF	02/2022	BRL	134,602		$25,124	0	(224)
	02/2022		$23,497	BRL	134,602	1,851	0

GLM	02/2022	BRL	134,602		$24,821	0	(528)
	02/2022		$25,124	BRL	134,602	224	0
	02/2022		166	HUF	54,408	6	0
	02/2022		1,711	RUB	126,787	0	(78)
	03/2022		24,646	BRL	134,602	521	0
	03/2022		5,820	MXN	120,969	0	0
	03/2022		651	PEN	2,546	9	0
	03/2022		1,133	RUB	86,552	0	(26)
	04/2022		3,526		270,084	0	(102)

HUS	02/2022	AUD	502		$360	5	0
	02/2022	HUF	219,603		670	0	(24)
	02/2022		$4,801	EUR	4,234	0	(44)
	02/2022		12,857	GBP	9,369	0	(256)
	02/2022		4,315	RUB	317,661	0	(221)
	03/2022		1,648		124,067	0	(60)
	04/2022		801		62,677	0	(6)

JPM	02/2022		7	CNH	46	0	0
	02/2022		1,338	IDR	19,191,059	0	(6)
	02/2022		3,913	INR	296,324	55	0

MYI	02/2022	CHF	776		$846	8	0
	02/2022	HUF	308,282		931	0	(42)
	02/2022		$1,906	IDR	27,409,302	0	(2)
	03/2022		314	RUB	23,753	0	(10)

SCX	02/2022	CLP	130,274		$163	0	0
	02/2022	EUR	174,775		198,868	2,517	0
	02/2022	GBP	16,137		21,855	153	0
	02/2022		$163	CLP	130,274	0	0
	03/2022	EUR	169,747		$190,392	0	(417)
	03/2022	GBP	12,855		17,243	0	(42)
	04/2022		$801	RUB	61,106	0	(26)
	11/2022	PEN	621		$150	0	(7)

TOR	03/2022		$9,085	MXN	192,488	177	0

UAG	02/2022	GBP	9,408		$12,932	279	0
	03/2022		$2,374	RUB	179,676	0	(75)
	04/2022		1,660		129,859	0	(14)

Total Forward Foreign Currency Contracts						$6,426	$(3,069)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.817%	$1,800	$(352)	$313	$0	$(39)

BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.136	8,800	(404)	(40)	0	(444)
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	9.988	16,900	1,036	(1,646)	0	(610)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.136	700	(32)	(3)	0	(35)

DUB	Republic of South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.082	300	(13)	(2)	0	(15)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	37

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.136%	$1,900	$(87)	$(9)	$0	$(96)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.817	2,400	(476)	424	0	(52)
	Russia Government International Bond	1.000	Quarterly	12/20/2026	2.225	11,200	(475)	(126)	0	(601)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.082	300	(13)	(1)	0	(14)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.817	3,000	(623)	558	0	(65)

JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.136	600	(28)	(2)	0	(30)
	Russia Government International Bond	1.000	Quarterly	12/20/2026	2.225	2,400	(87)	(42)	0	(129)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.718	6,570	620	(472)	148	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.136	5,500	(256)	(21)	0	(277)
	Republic of South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.082	16,900	(755)	(58)	0	(813)

							$(1,945)	$(1,127)	$148	$(3,220)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 26,589	$(6,444)	$6,713	$269	$0

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	10,670	(507)	(219)	0	(726)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	2,249	(543)	566	23	0

MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	30,991	(7,454)	7,767	313	0

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	33,739	(5,344)	5,685	341	0

						$(20,292)	$20,512	$946	$(726)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	3-Month USD-LIBOR	1.700%	Semi-Annual	02/17/2027	$82,200	$(19)	$65	$46	$0
	Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027	19,900	(2)	(34)	0	(36)

MYC	Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027	49,800	(10)	(102)	0	(112)

							$(31)	$(71)	$46	$(148)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	1	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	$1,200	$0	$(9)	$0	$(9)

BRC	Receive	iBoxx USD Liquid High Yield Index	1	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	1,500	0	(23)	0	(23)

MYC	Receive	iBoxx USD Liquid High Yield Index	2	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	2,100	(1)	(20)	0	(21)
	Receive	iBoxx USD Liquid High Yield Index	1	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	400	0	(4)	0	(4)

								$(1)	$(56)	$0	$(57)

Total Swap Agreements								$(22,269)	$19,258	$1,140	$(4,151)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2022:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$212	$0	$0	$212	$(144)	$0	$0	$(144)	$68	$0	$68
BPS	208	0	0	208	(351)	0	(48)	(399)	(191)	262	71
BRC	9	0	269	278	0	0	(1,077)	(1,077)	(799)	725	(74)
CBK	95	0	0	95	(169)	0	(35)	(204)	(109)	0	(109)
DUB	97	0	0	97	(195)	0	(15)	(210)	(113)	0	(113)
FBF	1,851	0	0	1,851	(224)	0	0	(224)	1,627	(1,240)	387
GLM	760	0	46	806	(734)	0	(36)	(770)	36	531	567
GST	0	0	23	23	0	0	(1,489)	(1,489)	(1,466)	1,671	205
HUS	5	0	0	5	(611)	0	(65)	(676)	(671)	742	71
JPM	55	0	148	203	(6)	0	(159)	(165)	38	(60)	(22)
MEI	0	0	313	313	0	0	0	0	313	(320)	(7)
MYC	0	0	341	341	0	0	(1,227)	(1,227)	(886)	483	(403)
MYI	8	0	0	8	(54)	0	0	(54)	(46)	0	(46)
SCX	2,670	0	0	2,670	(492)	0	0	(492)	2,178	(4,120)	(1,942)
TOR	177	0	0	177	0	0	0	0	177	(260)	(83)
UAG	279	0	0	279	(89)	0	0	(89)	190	0	190

Total Over the Counter	$6,426	$0	$1,140	$7,566	$(3,069)	$0	$(4,151)	$(7,220)

(r)

Securities with an aggregate market value of $4,733 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	39

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$1,404	$1,429

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,426	$0	$6,426
Swap Agreements	0	1,094	0	0	46	1,140

	$0	$1,094	$0	$6,426	$46	$7,566

	$0	$1,119	$0	$6,426	$1,450	$8,995

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$318	$0	$0	$645	$963

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,069	$0	$3,069
Swap Agreements	0	3,946	0	0	205	4,151

	$0	$3,946	$0	$3,069	$205	$7,220

	$0	$4,264	$0	$3,069	$850	$8,183

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,438	$0	$0	$44,227	$45,665

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,086	$0	$5,086
Written Options	0	287	0	0	0	287
Swap Agreements	0	2,662	0	0	1,995	4,657

	$0	$2,949	$0	$5,086	$1,995	$10,030

	$0	$4,387	$0	$5,086	$46,222	$55,695

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,124	$0	$0	$(45,621)	$(44,497)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,674	$0	$5,674
Written Options	0	(180)	0	0	0	(180)
Swap Agreements	0	3,912	0	0	(2,158)	1,754

	$0	$3,732	$0	$5,674	$(2,158)	$7,248

	$0	$4,856	$0	$5,674	$(47,779)	$(37,249)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$612,532	$53,571	$666,103
Corporate Bonds & Notes
Banking & Finance	0	269,273	35,670	304,943
Industrials	0	781,180	23,281	804,461
Utilities	0	152,334	0	152,334
Convertible Bonds & Notes
Industrials	0	5,506	0	5,506
Municipal Bonds & Notes
California	0	3,286	0	3,286
Illinois	0	17,019	0	17,019
Puerto Rico	0	7,130	0	7,130
Virginia	0	1,361	0	1,361
West Virginia	0	8,388	0	8,388
U.S. Government Agencies	0	24,105	8,521	32,626
Non-Agency Mortgage-Backed Securities	0	160,488	0	160,488
Asset-Backed Securities	0	147,462	16,305	163,767
Sovereign Issues	0	69,134	0	69,134
Common Stocks
Communication Services	9,117	0	3,872	12,989
Energy	1,159	0	90	1,249
Financials	874	0	0	874
Industrials	37	81	22,109	22,227
Materials	0	0	2,872	2,872
Real Estate	0	0	29	29
Warrants
Industrials	0	0	533	533
Information Technology	0	0	29,267	29,267
Preferred Securities
Banking & Finance	0	49,193	0	49,193
Industrials	0	1,320	51,338	52,658

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Real Estate Investment Trusts
Real Estate	$31,834	$0	$0	$31,834
Short-Term Instruments
Repurchase Agreements	0	2,846	0	2,846
Argentina Treasury Bills	0	887	0	887
U.S. Treasury Bills	0	45,893	0	45,893
U.S. Treasury Cash Management Bills	0	32,881	0	32,881

Total Investments	$43,021	$2,392,299	$247,458	$2,682,778

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,429	0	1,429
Over the counter	0	7,566	0	7,566

	$0	$8,995	$0	$8,995

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(963)	0	(963)
Over the counter	0	(7,220)	0	(7,220)

	$0	$(8,183)	$0	$(8,183)

Total Financial Derivative Instruments	$0	$812	$0	$812

Totals	$43,021	$2,393,111	$247,458	$2,683,590

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$72,138	$4,089	$(8,660)	$165	$(13)	$365	$8,737	$(23,250)	$53,571	$191
Corporate Bonds & Notes
Banking & Finance	0	35,690	0	0	0	(20)	0	0	35,670	(20)
Industrials	1,999	0	0	0	0	(45)	23,281	(1,954)	23,281	0
Convertible Bonds & Notes
Banking & Finance	930	0	(876)	0	0	(54)	0	0	0	0
U.S. Government Agencies	8,566	0	(98)	18	32	3	0	0	8,521	(3)
Asset-Backed Securities	19,447	0	0	87	0	(2,217)	0	(1,012)	16,305	(2,056)
Common Stocks
Communication Services	4,967	0	0	0	0	(1,095)	0	0	3,872	(1,095)
Energy	90	0	0	0	0	0	0	0	90	0
Financials	58	0	(74)	0	0	16	0	0	0	0
Industrials	16,777	0	0	0	0	5,332	0	0	22,109	5,333
Real Estate	0	74	0	0	0	(45)	0	0	29	(45)
Materials(2)	2,913	0	0	0	0	(41)	0	0	2,872	(41)
Warrants
Financials	24	0	0	0	0	(24)	0	0	0	0
Industrials	853	0	0	0	0	(320)	0	0	533	(321)
Information Technology	26,360	0	0	0	0	2,907	0	0	29,267	2,907
Preferred Securities
Industrials	46,632	0	0	0	0	4,706	0	0	51,338	6,029

Totals	$201,754	$39,853	$(9,708)	$270	$19	$9,468	$32,018	$(26,216)	$247,458	$10,879

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	41

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)	January 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2022	Valuation Technique	Unobservable Inputs			(% Unless Noted Otherwise)
						Input Value	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$10,121	Reference Instrument	Yield			5.840	—
	16,006	Third Party Vendor	Broker Quote			62.500-100.125	99.708
	27,444	Waterfall Recoverability	Recovery Value			100.000	—
Corporate Bonds & Notes
Banking & Finance	35,670	Proxy Pricing	Base Price			97.500-98.720	97.583
Industrials	23,281	Reference Instrument	Weighted Average	BRL		50.376	—
U.S. Government Agencies	8,521	Proxy Pricing	Base Price			61.520	—
Asset-Backed Securities	16,305	Proxy Pricing	Base Price			19.190-85,000.000	52,164.956
Common Stocks
Communication Services	3,872	Reference Instrument	Liquidity Discount			10.000	—
Energy	90	Other Valuation Techniques(3)	—			—	—
Industrials	22,109	Discounted Cash Flow	Discount Rate			10.500	—
Industrials	29	Other Valuation Techniques(3)	—			—	—
Materials	2,872	Other Valuation Techniques(3)	—			—	—
Warrants
Industrials	533	Other Valuation Techniques(3)	—			—	—
Information Technology	29,267	Comparable Company	EBITDA Multiple	X		4.400	—
Preferred Securities
Industrials	46,107	Comparable Company	EBITDA Multiple	X/X		11.300/8.800	—
	5,231	Comparable Company/ Dicscount cash Flow	Book Value Multiple/ Discount Rate	X/	%	0.280/19.970	—

Total	$247,458

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	January 31, 2022 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 27.4%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,300	$2,392

AP Core Holdings II LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		9,101	9,181

athenahealth, Inc.
TBD% due 01/26/2029		2,404	2,396

Caesars Resort Collection LLC
2.855% (LIBOR03M + 2.750%) due 12/23/2024 ~		13,723	13,665

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,186	2,453
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$948	941

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		3,025	3,040

Clear Channel Outdoor Holdings, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~		4,975	4,914

Coty, Inc.
2.354% (LIBOR03M + 2.250%) due 04/07/2025 ~		2,061	2,033

Emerald TopCo, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 07/24/2026 ~		105	104

Envision Healthcare Corp.
3.840% - 3.855% (LIBOR03M + 3.750%) due 10/10/2025 ~		20,043	15,590

Fertitta Entertainment LLC
TBD% due 01/27/2029		1,500	1,508

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		3,968	3,980

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		164	0

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,732	1,732

Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		5,783	5,794
8.750% due 10/18/2027 «	CAD	1,262	994

Grinding Media, Inc.
4.750% (LIBOR03M + 4.000%) due 10/12/2028 ~		$2,294	2,300

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	2,679	2,989

Intelsat Jackson Holdings SA
TBD% (LIBOR03M + 4.750%) due 10/13/2022 ~		$985	985
TBD% due 02/01/2029		3,755	3,749

Lealand Finance Co. BV
1.104% (LIBOR03M + 1.000%) due 06/30/2025 ~		352	169
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~(d)		75	47

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		2,300	2,301

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		5,885	5,724

Promotora de Informaciones SA
4.500% (EUR003M + 4.500%) due 11/30/2022 ~	EUR	5,198	5,694

PUG LLC
3.605% (LIBOR03M + 3.500%) due 02/12/2027 ~		$4,648	4,622

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Redstone Buyer LLC
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		$2,637	$2,457

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		995	994

Sasol Ltd.
TBD% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		3,931	3,812

Scientific Games International, Inc.
2.855% (LIBOR03M + 2.750%) due 08/14/2024 ~		898	896

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,400	2,538

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)	EUR	11,277	10,630

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		$12,371	12,358
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,399	1,398

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		7,942	7,662

TK Elevator Topco GmbH
3.625% (EUR003M + 3.625%) due 07/29/2027 ~	EUR	2,100	2,356

TransDigm, Inc.
2.355% (LIBOR03M + 2.250%) due 08/22/2024 ~		$2,034	2,020
2.355% (LIBOR03M + 2.250%) due 05/30/2025 ~		2,034	2,017
2.355% (LIBOR03M + 2.250%) due 12/09/2025 ~		2,034	2,016

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,500	1,483

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		4,771	4,785

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,419	3,419

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		4,448	1,379

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,448	2,458

Total Loan Participations and Assignments (Cost $172,039)			163,975

CORPORATE BONDS & NOTES 63.8%

BANKING & FINANCE 15.1%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		927	1,234

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (n)		3,900	3,721

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,000	1,071
2.625% due 04/28/2025 (n)		7,669	8,485
3.625% due 09/24/2024 (n)		1,714	1,927
5.375% due 01/18/2028 •		600	515
8.000% due 01/22/2030 •(n)		2,200	1,978
8.500% due 09/10/2030 •(n)		2,000	1,831
10.500% due 07/23/2029 (n)		863	857

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	700	176

Barclays PLC
4.375% due 03/15/2028 •(j)(k)(n)		$3,400	3,218
5.875% due 09/15/2024 •(j)(k)(n)	GBP	1,400	1,940

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 12/15/2025 •(j)(k)(n)		$2,000	$2,129

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,000	1,109

Cosaint Re Pte Ltd.
9.415% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$700	718

Credit Agricole SA
7.875% due 01/23/2024 •(j)(k)(n)		200	217

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)(n)		200	209

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)(n)	EUR	200	226

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$361	371

GSPA Monetization Trust
6.422% due 10/09/2029		2,887	3,014

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	282
6.000% due 09/29/2023 •(j)(k)(n)	EUR	2,100	2,528

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 «		$12,686	12,369

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(j)(k)	EUR	1,542	1,852
6.750% due 06/27/2026 •(j)(k)(n)		$1,958	2,153
7.500% due 06/27/2024 •(j)(k)(n)		2,800	3,042

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		5,800	5,969
5.750% due 02/01/2027 (n)		700	775

Natwest Group PLC
6.000% due 12/29/2025 •(j)(k)		2,000	2,111
8.000% due 08/10/2025 •(j)(k)(n)		6,390	7,207

Newmark Group, Inc.
6.125% due 11/15/2023		62	66

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		6	6

PRA Group, Inc.
7.375% due 09/01/2025 (n)		1,700	1,805

Societe Generale SA
6.750% due 04/06/2028 •(j)(k)(n)		200	214
7.375% due 10/04/2023 •(j)(k)(n)		600	633

Starwood Property Trust, Inc.
4.375% due 01/15/2027 (n)		1,100	1,098

Tesco Property Finance PLC
7.623% due 07/13/2039 (n)	GBP	221	416

Unique Pub Finance Co. PLC
5.659% due 06/30/2027		459	682

Uniti Group LP
6.000% due 01/15/2030 (n)		$5,821	5,333

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		7,150	6,667

			90,154

INDUSTRIALS 40.8%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (n)	GBP	2,332	3,420

Air Canada
3.875% due 08/15/2026 (n)		$2,200	2,151
4.625% due 08/15/2029	CAD	900	704

Altice Financing SA
4.250% due 08/15/2029 (n)	EUR	1,061	1,123
5.750% due 08/15/2029 (n)		$2,325	2,176

American Airlines, Inc.
5.500% due 04/20/2026 (n)		1,400	1,436
5.750% due 04/20/2029 (n)		100	103

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)		1,300	1,231

Associated Materials LLC
9.000% due 09/01/2025 (n)		299	315

Boeing Co.
5.705% due 05/01/2040 (n)		736	887
5.805% due 05/01/2050 (n)		958	1,207
5.930% due 05/01/2060 (n)		884	1,124
6.125% due 02/15/2033 (n)		1,447	1,762

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	43

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bombardier, Inc.
7.500% due 12/01/2024 (n)		$1,000	$1,036
7.500% due 03/15/2025 (n)		5,257	5,332

Broadcom, Inc.
3.187% due 11/15/2036 (n)		65	62
4.150% due 11/15/2030 (n)		477	508

CDW LLC
3.276% due 12/01/2028 (n)		300	298
3.569% due 12/01/2031 (n)		800	798

CGG SA
7.750% due 04/01/2027 (n)	EUR	2,250	2,558
8.750% due 04/01/2027 (n)		$6,964	6,973

Charter Communications Operating LLC
3.700% due 04/01/2051 (n)		4,400	3,903
3.850% due 04/01/2061 (n)		400	345
4.400% due 12/01/2061 (n)		1,000	949

Community Health Systems, Inc.
6.625% due 02/15/2025		620	642
8.000% due 03/15/2026 (n)		753	785

Coty, Inc.
3.875% due 04/15/2026 (n)	EUR	5,400	6,084
4.750% due 01/15/2029 (n)		$4,000	3,946
5.000% due 04/15/2026 (n)		4,550	4,576

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		627	760

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		508	579

DISH DBS Corp.
5.250% due 12/01/2026 (n)		1,560	1,516
5.750% due 12/01/2028 (n)		2,480	2,378

Exela Intermediate LLC
11.500% due 07/15/2026		85	54

Ferroglobe PLC
9.375% due 12/31/2025 (l)(n)		1,550	1,612

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,214	1,229

Ford Motor Co.
7.700% due 05/15/2097 (n)		7,315	9,679

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		5,650	5,770

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		1,480	1,431

HCA, Inc.
7.500% due 11/15/2095 (n)		1,200	1,548

Hertz Corp.
5.000% due 12/01/2029 (n)		2,400	2,315

HollyFrontier Corp.
4.500% due 10/01/2030 (n)		8,244	8,670

Intelsat Connect Finance SA
9.500% due 02/15/2023 ^(e)		86	13

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 ^(e)		3,914	1,712
8.000% due 02/15/2024		44	45
8.500% due 10/15/2024 ^(e)		11,123	5,020
9.750% due 07/15/2025 ^(e)		3,007	1,332

Intelsat Luxembourg SA
8.125% due 06/01/2023 ^(e)(n)		1,121	7

Inter Media & Communication SpA
6.750% due 02/09/2027 (c)	EUR	2,600	2,928

Las Vegas Sands Corp.
3.900% due 08/08/2029 (n)		$300	300

Match Group Holdings LLC
3.625% due 10/01/2031 (n)		3,600	3,305

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (n)		1,500	1,442

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		2,147	2,434
12.250% due 05/15/2024 (n)		1,885	2,198

New Albertsons LP
6.570% due 02/23/2028 (n)		5,600	6,215

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		11,300	12,252

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		47	52

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Norfolk Southern Corp.
4.100% due 05/15/2121 (n)		$600	$617

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/03/2022 (h)(j)		753	4

Oi Movel SA
8.750% due 07/30/2026		5,400	5,508

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (n)	EUR	2,400	2,530

Oracle Corp.
4.100% due 03/25/2061 (l)(n)		$200	187

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		23	24

Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	4,522	4,724
5.950% due 01/28/2031 (n)		$1,911	1,821
6.700% due 02/16/2032 (n)		2,211	2,192
6.750% due 09/21/2047 (n)		6,368	5,474
6.950% due 01/28/2060 (n)		300	257
7.690% due 01/23/2050 (n)		110	102

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	750	842

Prosus NV
1.985% due 07/13/2033 (n)		600	624
2.085% due 01/19/2030		1,800	1,993
3.061% due 07/13/2031 (n)		$1,400	1,288
3.680% due 01/21/2030 (n)		1,900	1,860
4.027% due 08/03/2050 (n)		500	435

QVC, Inc.
5.950% due 03/15/2043 (n)		2,277	2,075

Rolls-Royce PLC
3.375% due 06/18/2026	GBP	100	134
4.625% due 02/16/2026	EUR	100	122
5.750% due 10/15/2027 (n)	GBP	1,500	2,232

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 (n)		1,000	1,675

Sands China Ltd.
2.300% due 03/08/2027 (n)		$600	546
2.850% due 03/08/2029 (n)		500	452
3.250% due 08/08/2031 (n)		400	358
5.400% due 08/08/2028 (n)		5,128	5,298

Seagate HDD Cayman
4.091% due 06/01/2029 (n)		5,000	4,907

Times Square Hotel Trust
8.528% due 08/01/2026		1,007	1,063

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		2,123	2,378
5.750% due 09/30/2039 (n)		8,709	10,125

Transocean Pontus Ltd.
6.125% due 08/01/2025		2,301	2,271

Transocean, Inc.
7.250% due 11/01/2025		74	58
7.500% due 01/15/2026		26	20
8.000% due 02/01/2027		117	88

Triumph Group, Inc.
6.250% due 09/15/2024		67	67

U.S. Renal Care, Inc.
10.625% due 07/15/2027		59	60

Unigel Luxembourg SA
8.750% due 10/01/2026 (n)		400	424

United Airlines, Inc.
4.375% due 04/15/2026 (n)		500	497

United Group BV
4.875% due 07/01/2024	EUR	100	113

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$433	437

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		915	953

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		59	75
6.875% due 11/10/2039 (n)		43	56

Vale SA
2.762% due 12/29/2049 «~(j)	BRL	90,000	8,381

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$930	950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		$3,697	$4,136

VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		4,500	4,377

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		7,444	7,519

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		10,194	8,882
9.000% due 11/15/2026 (n)		7,252	6,358

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		400	395

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		200	181
5.625% due 08/26/2028 (n)		2,200	2,016

			243,391

UTILITIES 7.9%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		3,642	1,857

Genesis Energy LP
6.500% due 10/01/2025 (n)		900	882
8.000% due 01/15/2027 (n)		1,603	1,616

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (n)		3,600	4,453

NGD Holdings BV
6.750% due 12/31/2026 (n)		377	311

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		198	108

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		295	292

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		5,367	1,120

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)(n)		3,440	2,866

Pacific Gas & Electric Co.
3.450% due 07/01/2025 (n)		217	222
3.750% due 08/15/2042		22	19
4.000% due 12/01/2046		7	6
4.250% due 03/15/2046 (n)		1,700	1,613
4.300% due 03/15/2045		27	25
4.450% due 04/15/2042 (n)		213	205
4.500% due 07/01/2040 (n)		2,303	2,258
4.500% due 12/15/2041 (n)		275	261
4.550% due 07/01/2030 (n)		3,722	3,879
4.600% due 06/15/2043 (n)		118	115
4.750% due 02/15/2044 (n)		3,754	3,701
4.950% due 07/01/2050 (n)		3,358	3,437

Peru LNG Srl
5.375% due 03/22/2030 (n)		5,540	4,797

Petrobras Global Finance BV
6.250% due 12/14/2026 (n)	GBP	3,966	5,766
6.625% due 01/16/2034 (n)		100	146

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		$228	252
9.250% due 07/06/2024 (n)		1,620	1,729
9.750% due 01/06/2027 (n)		290	328

Transocean Phoenix Ltd.
7.750% due 10/15/2024		318	322

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		5,010	4,868

			47,454

Total Corporate Bonds & Notes (Cost $387,677)			380,999

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026		3,400	3,173

Total Convertible Bonds & Notes (Cost $3,400)			3,173

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	$600	$611

ILLINOIS 2.6%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040 (n)	11,200	15,546

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	85	97

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	20	25

		15,668

PUERTO RICO 1.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	7,000	6,317

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	735	764

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	4,732

Total Municipal Bonds & Notes (Cost $22,079)		28,092

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(n)	17,583	2,435
5.858% due 07/25/2029	1,150	1,302

Freddie Mac
0.000% due 02/25/2046 (b)(h)	1,149	965
0.100% due 02/25/2046 (a)	1,150	0
3.500% due 05/25/2050 (a)	2,139	349
6.170% due 11/25/2055 «	7,809	4,804
7.658% due 12/25/2027	3,263	3,431
10.858% due 03/25/2025	420	429

Total U.S. Government Agencies (Cost $18,905)		13,715

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%

Alternative Loan Trust
5.500% due 03/25/2035	206	123
5.750% due 01/25/2035	165	168
5.750% due 02/25/2035	216	192
5.750% due 03/25/2037 ^	436	318
6.000% due 02/25/2035	738	702
6.000% due 04/25/2036	732	459
6.000% due 02/25/2037 ^	4,122	2,224
6.000% due 04/25/2037 ^	768	479
6.250% due 12/25/2036 ^•	1,108	693
6.500% due 08/25/2036 ^	380	189

Alternative Loan Trust Resecuritization
6.000% due 08/25/2037 ^~	788	581

Banc of America Funding Trust
6.000% due 07/25/2037 ^	185	185

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	140	132

BCAP LLC Trust
2.903% due 03/27/2036 ~	1,606	1,310
3.061% due 08/28/2037 ~	2,731	2,740
4.797% due 03/26/2037 þ	673	1,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
0.608% due 01/25/2036 ^•	$595	$901
2.711% due 11/25/2035 ^~	3,051	2,957
2.882% due 11/25/2036 ^~	2,794	1,811
3.065% due 09/25/2047 ^~	4,222	2,745
3.075% due 09/25/2035 ^~	297	217
3.294% due 08/25/2036 ^~	600	379

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	186	187

CD Mortgage Trust
5.688% due 10/15/2048	366	352

Chase Mortgage Finance Trust
2.926% due 12/25/2035 ^~	5	5
6.000% due 07/25/2037 ^	567	372

CHL Mortgage Pass-Through Trust
2.813% due 09/20/2036 ^~	155	149
6.000% due 07/25/2037	1,144	702

Citigroup Mortgage Loan Trust
2.551% due 04/25/2037 ^~	155	139

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~	580	100

Credit Suisse Mortgage Capital Certificates
2.735% due 10/26/2036 ~	6,916	5,619

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	4,600	4,492

GSR Mortgage Loan Trust
3.568% due 08/25/2034 ~	227	222
6.000% due 02/25/2036 ^	1,359	806

HarborView Mortgage Loan Trust
0.583% due 01/19/2036 ^•	811	776
3.644% due 06/19/2036 ^~	4,216	2,610

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,319	1,593

Jackson Park Trust
3.242% due 10/14/2039 ~	1,772	1,555

Jefferies Resecuritization Trust
6.000% due 05/26/2036	7,186	4,086

JP Morgan Alternative Loan Trust
3.308% due 03/25/2037 ^~	794	835
6.000% due 12/25/2035 ^	918	808

JP Morgan Mortgage Trust
2.608% due 01/25/2037 ^~	264	237
2.667% due 02/25/2036 ^~	1,123	932
2.907% due 04/25/2037 ~	3	3

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	114	73
5.534% due 02/15/2040 ^~	202	82

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	51	51

Lehman XS Trust
0.328% due 06/25/2047 •	1,112	1,074

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,492	793

Merrill Lynch Mortgage Investors Trust
2.709% due 03/25/2036 ^~	468	297

RALI Trust
0.338% due 05/25/2037 ^•	95	79
3.152% due 12/26/2034 ^~	915	461
6.000% due 08/25/2036 ^	180	178

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,379	1,224
6.250% due 09/25/2037 ^	2,469	1,409

RFMSI Trust
3.891% due 02/25/2037 ~	905	716
6.500% due 03/25/2032	89	93

Sequoia Mortgage Trust
2.471% due 02/20/2047 ~	157	142
2.644% due 07/20/2037 ^~	311	284

STARM Mortgage Loan Trust
2.225% due 04/25/2037 ^~	174	114
2.298% due 02/25/2037 ^~	127	118

Structured Adjustable Rate Mortgage Loan Trust
2.783% due 07/25/2035 ^~	354	330
2.818% due 11/25/2036 ^~	1,305	1,248
2.901% due 01/25/2036 ^~	1,454	1,063

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.931% due 07/25/2037 ^~		$254	$256
3.075% due 02/25/2037 ^~		302	299
3.167% due 07/25/2037 ^~		508	516
3.262% due 10/25/2036 ^~		1,122	1,097

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
0.927% due 05/25/2047 ^•		54	6
6.000% due 10/25/2035 ^		1,089	891

Total Non-Agency Mortgage-Backed Securities (Cost $64,172)			60,023

ASSET-BACKED SECURITIES 13.2%

ACE Securities Corp. Home Equity Loan Trust
0.693% due 02/25/2036 •		23,720	24,282

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,121

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	2,356

Argent Securities Trust
0.488% due 03/25/2036 •		3,234	2,282

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	1,600	1,105

Bear Stearns Asset-Backed Securities Trust
0.248% due 10/25/2036 ^•		$2,278	3,152
6.500% due 10/25/2036 ^		337	218

Belle Haven ABS CDO Ltd.
0.459% due 07/05/2046 •		175,347	416

Carlyle U.S. CLO Ltd.
0.000% due 07/20/2029 ~		1,895	920

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	1,021
0.010% due 10/22/2031 ~		1,500	552

Citigroup Mortgage Loan Trust, Inc.
0.268% due 12/25/2036 •		1,466	980

FFMLT Trust
1.053% due 09/25/2035 •		3,443	3,404

First Franklin Mortgage Loan Trust
1.083% due 05/25/2036 •		6,544	6,263

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	570

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	292

Home Equity Mortgage Loan Asset-Backed Trust
0.268% due 07/25/2037 •		$8,313	5,566

JP Morgan Mortgage Acquisition Trust
4.474% due 10/25/2030 ^þ		3,859	2,658

Lehman XS Trust
5.670% due 08/25/2035 ^þ		27	29

LNR CDO Ltd.
0.389% due 02/28/2043 •		1,616	37

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	680

Merrill Lynch Mortgage Investors Trust
0.428% due 04/25/2037 •		423	285

Morgan Stanley ABS Capital, Inc. Trust
0.408% due 06/25/2036 •		283	262

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		456	280

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.878% due 10/25/2034 •		573	597

RAMP Trust
1.308% due 01/25/2035 ^•		2,218	2,204

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	2,890

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	1,723

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	526
0.000% due 10/15/2048 «(h)		1	387

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	580

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	45

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 07/25/2040 «(h)		$21	$338

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(h)		1,718	330

South Coast Funding Ltd.
0.746% due 08/10/2038 •		9,658	1,108

Symphony CLO Ltd.
4.838% due 07/14/2026 •		2,000	1,998

Taberna Preferred Funding Ltd.
0.520% due 08/05/2036 •		291	257
0.520% due 08/05/2036 ^•		5,379	4,761
0.679% due 07/05/2035 •		2,357	2,133

Total Asset-Backed Securities (Cost $84,260)			78,563

SOVEREIGN ISSUES 3.9%

Argentina Bocon
34.191% (BADLARPP) due 10/04/2022 ~	ARS	58	0

Argentina Bonar Bonds
0.500% due 07/09/2030 þ		$2,782	834
1.125% due 07/09/2035 þ		3,003	906

Argentina Government International Bond
0.500% due 07/09/2030 þ		561	191
1.000% due 07/09/2029		669	238
1.125% due 07/09/2035 þ		286	89
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ(n)		10,995	4,195
2.500% due 07/09/2041 þ(n)		5,955	2,132

Argentina Treasury Bond BONCER
1.450% due 08/13/2023	ARS	14,825	62

Argentine Bonos del Tesoro
15.500% due 10/17/2026		53,560	88

Autonomous City of Buenos Aires
39.101% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	85
39.953% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	358

Chile Government International Bond
2.750% due 01/31/2027		$700	711
3.500% due 01/31/2034		900	922
4.000% due 01/31/2052		400	412

Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,500	1,468
6.375% due 04/11/2031		638	632
7.500% due 02/16/2061 (n)		$1,600	1,247

Ghana Government International Bond
6.375% due 02/11/2027 (n)		600	483
7.875% due 02/11/2035 (n)		600	452
8.750% due 03/11/2061		200	149

Hellenic Republic Government Bond
3.900% due 01/30/2033	EUR	693	951
4.000% due 01/30/2037		543	816
4.200% due 01/30/2042		678	1,103

Ivory Coast Government International Bond
4.875% due 01/30/2032 (n)		1,300	1,374
6.625% due 03/22/2048 (n)		600	645

Provincia de Buenos Aires
40.893% due 04/12/2025 (n)	ARS	136,652	513
40.893% due 04/12/2025		100	0

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	373

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$800	735

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024 (n)		200	208

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	1,054	914

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$28	2
9.250% due 09/15/2027 ^(e)		308	18

Total Sovereign Issues (Cost $29,937)			23,343

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 3.0%

COMMUNICATION SERVICES 1.0%

Clear Channel Outdoor Holdings, Inc. (f)	531,903	$1,628

iHeartMedia, Inc. ‘A’ (f)	126,306	2,545

iHeartMedia, Inc. ‘B’ «(f)	98,039	1,778

		5,951

ENERGY 0.1%

Axis Energy Services ‘A’ «(f)(l)	1,070	16

Noble Finance Co. (f)(l)	20,115	496

Valaris Ltd. (f)	1,224	51

		563

INDUSTRIALS 1.8%

Neiman Marcus Group Ltd. LLC «(f)(l)	73,491	10,655

Noble Corp. (f)	1,458	36

Voyager Aviation Holdings LLC «(f)	995	0

Westmoreland Mining Holdings «(f)(l)	50,497	0

		10,691

MATERIALS 0.1%

Associated Materials Group, Inc. «(f)(l)	114,060	796

Total Common Stocks (Cost $12,531)		18,001

WARRANTS 2.1%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	775,000	304

INFORMATION TECHNOLOGY 2.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	493,740	12,233

Total Warrants (Cost $4,094)		12,537

PREFERRED SECURITIES 9.6%

BANKING & FINANCE 4.9%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~(n)	2,300,000	1,355

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	79

Compeer Financial ACA
4.875% due 08/15/2026 •(j)	1,600,000	1,632

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)	1,000,000	1,070

Nationwide Building Society
10.250% ~	34,400	8,651

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	11,166,450	16,253

		29,040

INDUSTRIALS 4.7%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)	261,000	257

		SHARES	MARKET VALUE (000S)

Sequa Corp. (15.000% PIK)
15.000% «(d)		24,002	$26,345

Voyager Aviation Holdings LLC
9.500% «		5,971	1,832

			28,434

Total Preferred Securities (Cost $43,826)			57,474

REAL ESTATE INVESTMENT TRUSTS 2.5%

REAL ESTATE 2.5%

CBL & Associates Properties, Inc.		2,634	79

Uniti Group, Inc.		239,397	2,887

VICI Properties, Inc.		416,263	11,914

Total Real Estate Investment Trusts (Cost $6,978)			14,880

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.3%

REPURCHASE AGREEMENTS (m) 0.1%

			695

ARGENTINA TREASURY BILLS 0.1%
42.739% due 04/29/2022 (h)(i)	ARS	94,648	354

U.S. TREASURY BILLS 6.5%
0.064% due 02/15/2022 - 04/14/2022 (c)(g)(h)(n)(p)		$38,900	38,897

U.S. TREASURY CASH MANAGEMENT BILLS 0.6%
0.101% due 04/26/2022 (h)(i)		3,200	3,199

Total Short-Term Instruments (Cost $43,214)			43,145

Total Investments in Securities (Cost $893,112)			897,920

Total Investments 150.4% (Cost $893,112)			$897,920

Financial Derivative Instruments (o)(q) 0.1% (Cost or Premiums, net $2,172)			1,160

Auction Rate Preferred Shares (3.9)%			(23,525)

Other Assets and Liabilities, net(46.6)%			(278,625)

Net Assets Applicable to Common Shareholders 100.0%			$596,930

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$724	$796	0.13%
Axis Energy Services ‘A’	07/01/2021	16	16	0.00
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017	1,550	1,612	0.27
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	10,655	1.79
Noble Corp.	02/05/2021 - 02/27/2021	273	496	0.08
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 - 08/12/2021	220	187	0.03
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,455	0	0.00

		$6,646	$13,762	2.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	01/31/2022	02/01/2022	$695	U.S. Treasury Notes 0.875% due 01/31/2024	$(709)	$695	$695

Total Repurchase Agreements						$(709)	$695	$695

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	(0.020)%	01/07/2022	TBD	(2)		$(1,633)	$(1,633)
BPS	(3.000)	08/19/2021	TBD	(2)	EUR	(592)	(662)
	(0.350)	11/15/2021	02/09/2022			(624)	(700)
	(0.330)	01/14/2022	05/05/2022			(2,841)	(3,191)
	(0.320)	02/02/2022	05/12/2022			(2,275)	(2,556)
	(0.300)	11/05/2021	02/02/2022			(2,201)	(2,470)
	(0.300)	11/15/2021	02/09/2022			(4,466)	(5,015)
	(0.300)	11/15/2021	TBD	(2)		(97)	(109)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	47

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.300%	01/14/2022	02/18/2022			$(1,711)	$(1,711)
	0.490	08/13/2021	02/16/2022			(2,758)	(2,764)
	0.500	08/03/2021	02/03/2022			(530)	(531)
	0.500	08/11/2021	02/11/2022			(6,291)	(6,306)
	0.500	11/26/2021	02/03/2022			(552)	(553)
	0.500	01/24/2022	02/28/2022			(2,969)	(2,969)
	0.500	02/03/2022	03/10/2022			(1,063)	(1,063)
	0.510	01/20/2022	03/21/2022			(2,294)	(2,294)
	0.510	01/28/2022	03/21/2022			(932)	(932)
	0.520	11/08/2021	03/21/2022			(3,296)	(3,300)
	0.530	10/07/2021	05/12/2022			(759)	(760)
	0.550	07/23/2021	04/25/2022			(2,145)	(2,151)
	0.600	01/20/2022	05/06/2022		GBP	(298)	(400)
BRC	(0.320)	11/05/2021	TBD	(2)	EUR	(1,550)	(1,740)
	0.250	08/13/2021	TBD	(2)		$(212)	(212)
	0.400	01/24/2022	02/28/2022			(2,995)	(2,995)
	0.500	08/06/2021	02/07/2022			(743)	(745)
	0.500	08/17/2021	TBD	(2)		(18)	(18)
	0.500	08/31/2021	03/01/2022			(3,822)	(3,831)
	0.500	09/07/2021	03/07/2022			(4,086)	(4,094)
	0.500	09/17/2021	03/17/2022			(3,718)	(3,725)
	0.500	11/04/2021	TBD	(2)		(13,955)	(13,969)
	0.500	12/08/2021	03/24/2022			(4,263)	(4,266)
	0.500	01/20/2022	02/24/2022			(5,979)	(5,980)
	0.500	01/20/2022	03/08/2022			(6,779)	(6,780)
	0.500	01/24/2022	02/28/2022			(220)	(220)
	0.550	06/18/2021	03/10/2022			(2,652)	(2,661)
	0.550	09/29/2021	03/10/2022			(4,342)	(4,350)
BYR	0.640	06/30/2021	03/25/2022			(178)	(179)
	0.640	07/29/2021	03/25/2022			(179)	(179)
	0.640	08/16/2021	03/25/2022			(88)	(88)
	0.640	10/19/2021	03/25/2022			(949)	(951)
CDC	0.280	01/05/2022	02/03/2022			(364)	(364)
	0.330	01/14/2022	03/18/2022			(1,301)	(1,301)
	0.430	01/21/2022	04/21/2022			(1,587)	(1,587)
	0.430	01/27/2022	05/02/2022			(9,862)	(9,863)
	0.450	02/03/2022	05/09/2022			(342)	(342)
	0.490	09/20/2021	03/21/2022			(6,497)	(6,509)
	0.490	10/01/2021	04/01/2022			(7,093)	(7,105)
	0.490	10/21/2021	04/01/2022			(1,365)	(1,367)
	0.490	10/28/2021	04/01/2022			(1,975)	(1,978)
	0.490	01/21/2022	04/06/2022			(4,677)	(4,678)
	0.490	01/26/2022	04/14/2022			(1,532)	(1,532)
	0.500	11/03/2021	04/07/2022			(1,158)	(1,159)
	0.530	01/13/2022	07/14/2022			(1,417)	(1,418)
CEW	(0.380)	12/01/2021	02/16/2022		EUR	(3,745)	(4,204)
	(0.330)	01/17/2022	05/11/2022			(531)	(597)
	0.420	01/20/2022	TBD	(2)	GBP	(2,494)	(3,355)
	0.500	01/26/2022	TBD	(2)		$(13,664)	(13,665)
CIB	0.560	01/18/2022	03/16/2022			(1,950)	(1,950)
IND	0.250	12/21/2021	03/17/2022			(4,468)	(4,470)
	0.250	12/21/2021	03/21/2022			(6,924)	(6,926)
	0.260	12/21/2021	03/21/2022			(1,072)	(1,073)
	0.280	09/02/2021	03/02/2022			(3,617)	(3,621)
	0.280	10/22/2021	03/10/2022			(1,934)	(1,935)
	0.300	10/21/2021	03/09/2022			(210)	(210)
	0.310	10/06/2021	04/06/2022			(2,241)	(2,244)
	0.380	12/21/2021	03/17/2022			(1,908)	(1,909)
	0.380	12/21/2021	03/24/2022			(3,413)	(3,415)
JML	(2.000)	08/13/2021	TBD	(2)	EUR	(201)	(224)
	(2.000)	12/21/2021	TBD	(2)		(440)	(494)
	(0.450)	11/16/2021	TBD	(2)		(456)	(511)
	(0.400)	10/08/2021	TBD	(2)		(3,641)	(4,085)
	(0.400)	11/05/2021	TBD	(2)		(2,653)	(2,977)
	(0.380)	12/01/2021	03/01/2022			(181)	(204)
	(0.350)	01/14/2022	05/05/2022			(2,070)	(2,325)
	(0.350)	01/17/2022	05/11/2022			(2,135)	(2,398)
	0.340	12/01/2021	02/28/2022		GBP	(3,887)	(5,231)
	0.380	11/15/2021	02/09/2022			(497)	(668)
	0.380	12/01/2021	03/01/2022			(101)	(136)
	0.400	01/13/2022	TBD	(2)		$(1,377)	(1,378)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.400%	01/13/2022	TBD	(2)		$(3,403)	$(3,403)
	0.400	01/19/2022	TBD	(2)		(361)	(361)
	0.500	10/22/2021	TBD	(2)	GBP	(1,310)	(1,764)
	0.600	01/18/2022	04/19/2022			(195)	(263)
RBC	0.350	01/20/2022	03/24/2022			$(2,594)	(2,595)
RDR	0.350	01/20/2022	03/22/2022			(4,549)	(4,549)
SCX	0.600	01/19/2022	04/19/2022		GBP	(1,197)	(1,610)
SOG	0.240	11/16/2021	TBD	(2)		$(3,178)	(3,180)
	0.240	11/19/2021	TBD	(2)		(1,106)	(1,107)
	0.400	10/06/2021	03/01/2022			(112)	(112)
	0.500	08/20/2021	02/22/2022			(975)	(977)
	0.500	09/15/2021	03/15/2022			(885)	(887)
	0.500	09/17/2021	03/17/2022			(6,550)	(6,563)
	0.500	09/23/2021	03/23/2022			(723)	(725)
	0.500	09/24/2021	03/23/2022			(2,342)	(2,346)
	0.500	10/20/2021	04/19/2022			(1,688)	(1,690)
	0.500	11/26/2021	03/01/2022			(1,941)	(1,943)
	0.500	12/23/2021	02/22/2022			(582)	(583)
	0.500	12/23/2021	03/28/2022			(2,485)	(2,487)
	0.500	01/06/2022	04/01/2022			(1,106)	(1,106)
	0.550	07/27/2021	04/27/2022			(4,644)	(4,657)
	0.550	10/19/2021	04/27/2022			(1,048)	(1,050)
	0.550	10/26/2021	04/27/2022			(1,426)	(1,429)
	0.550	12/23/2021	04/27/2022			(1,908)	(1,909)
	0.550	01/20/2022	04/27/2022			(932)	(932)
	0.670	01/07/2022	07/06/2022			(3,435)	(3,437)
	0.670	01/07/2022	07/08/2022			(667)	(667)
UBS	0.350	08/13/2021	TBD	(2)		(1,408)	(1,411)
	0.350	08/19/2021	TBD	(2)		(869)	(870)
	0.350	08/23/2021	TBD	(2)		(1,915)	(1,918)
	0.350	08/24/2021	TBD	(2)		(3,044)	(3,049)
	0.350	10/05/2021	TBD	(2)		(6,683)	(6,691)
	0.350	12/01/2021	TBD	(2)		(2,158)	(2,159)
	0.400	12/01/2021	TBD	(2)		(8,145)	(8,150)
	0.400	01/20/2022	TBD	(2)		(209)	(209)
	0.510	01/14/2022	04/14/2022			(12,468)	(12,472)
	0.510	01/28/2022	04/01/2022			(7,127)	(7,127)

Total Reverse Repurchase Agreements							$(304,849)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,633)	$0	$(1,633)	$2,109	$476
BPS	0	(40,437)	0	(40,437)	41,764	1,327
BRC	0	(55,586)	0	(55,586)	63,841	8,255
BYR	0	(1,397)	0	(1,397)	1,630	233
CDC	0	(39,203)	0	(39,203)	42,017	2,814
CEW	0	(21,821)	0	(21,821)	24,001	2,180
CIB	0	(1,950)	0	(1,950)	2,435	485
FICC	695	0	0	695	(709)	(14)
IND	0	(25,803)	0	(25,803)	27,573	1,770
JML	0	(26,422)	0	(26,422)	30,136	3,714
RBC	0	(2,595)	0	(2,595)	2,658	63
RDR	0	(4,549)	0	(4,549)	4,573	24
SCX	0	(1,610)	0	(1,610)	1,675	65
SOG	0	(37,787)	0	(37,787)	43,015	5,228
UBS	0	(44,056)	0	(44,056)	51,307	7,251

Total Borrowings and Other Financing Transactions	$695	$(304,849)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	49

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(50,829)	$(138,584)	$(83,420)	$(272,833)
Municipal Bonds & Notes	0	0	0	(13,969)	(13,969)
U.S. Government Agencies	0	0	(1,951)	0	(1,951)
Sovereign Issues	0	(4,005)	0	(6,971)	(10,976)
Preferred Securities	0	0	(1,159)	0	(1,159)

Total Borrowings	$0	$(54,834)	$(141,694)	$(104,360)	$(300,888)

Payable for reverse repurchase agreements(4)					$(300,888)

(n)	Securities with an aggregate market value of $335,782 and cash of $3,627 have been pledged as collateral under the terms of the above master agreements as of January 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended January 31, 2022 was $(358,210) at a weighted average interest rate of 0.342%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(3,961) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.464%	$	600	$(1)	$25	$24	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.209	EUR	3,363	123	29	152	0	(36)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.553		10,600	(1,305)	1,069	(236)	0	(36)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.706		2,000	(149)	84	(65)	0	(10)

							$(1,332)	$1,207	$(125)	$0	$(82)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	10,500	$(81)	$711	$630	$64	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		3,000	(43)	359	316	65	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$	1,000	0	6	6	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		64,000	(594)	2,519	1,925	0	(16)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	(1,498)	3,166	21	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		56,800	(960)	2,019	1,059	0	(27)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	1,721	2,046	31	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		16,898	0	327	327	0	(12)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	2,208	5,944	49	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		57,200	4,175	1,287	5,462	0	(15)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		36,100	(572)	815	243	0	(1)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	53,827	48,301	0	(117)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,300	(60)	0	(60)	28	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	739	706	48	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	249	191	50	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	(733)	(766)	37	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		10,900	798	(668)	130	0	(41)
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		152,900	(2,458)	11,244	8,786	96	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	160	348	22	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	245	404	46	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		6,400	(123)	277	154	37	0

							$3,504	$75,814	$79,318	$594	$(229)

Total Swap Agreements							$2,172	$77,021	$79,193	$594	$(311)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$594	$594	$0	$0	$(311)	$(311)

(p)

Securities with an aggregate market value of $4,728 and cash of $18,468 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2022	CAD	2,140		$1,709	$25	$0
	02/2022		$2,875	GBP	2,128	0	(13)
	06/2022	PEN	1,239		$297	0	(21)

BPS	02/2022	EUR	9,943		11,362	191	0
	02/2022		$5,605	EUR	4,927	0	(70)
	10/2022		2,515	PEN	10,265	95	0

CBK	02/2022	EUR	1,799		$2,050	29	0
	02/2022	PEN	1,933		473	0	(29)
	02/2022		$448	PEN	1,731	1	0
	03/2022	PEN	3,404		$825	0	(57)
	04/2022		1,627		404	0	(16)
	08/2022		1,457		360	0	(12)
	10/2022		1,731		438	0	(1)

GLM	02/2022		$391	EUR	344	0	(4)

HUS	02/2022	AUD	287		$206	3	0

SCX	02/2022	EUR	58,123		66,136	837	0
	02/2022	GBP	11,513		15,592	109	0
	03/2022	EUR	64,594		72,450	0	(159)
	03/2022	GBP	9,385		12,589	0	(31)

Total Forward Foreign Currency Contracts						$1,290	$(413)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	51

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$25	$0	$0	$25	$(34)	$0	$0	$(34)	$(9)	$0	$(9)
BPS	286	0	0	286	(70)	0	0	(70)	216	(270)	(54)
CBK	30	0	0	30	(115)	0	0	(115)	(85)	0	(85)
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
HUS	3	0	0	3	0	0	0	0	3	0	3
SCX	946	0	0	946	(190)	0	0	(190)	756	(1,480)	(724)

Total Over the Counter	$1,290	$0	$0	$1,290	$(413)	$0	$0	$(413)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$594	$594

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,290	$0	$1,290

	$0	$0	$0	$1,290	$594	$1,884

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$82	$0	$0	$229	$311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$413	$0	$413

	$0	$82	$0	$413	$229	$724

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$156	$0	$0	$24,301	$24,457

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,539	$0	$2,539
Swap Agreements	0	0	0	0	304	304

	$0	$0	$0	$2,539	$304	$2,843

	$0	$156	$0	$2,539	$24,605	$27,300

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$521	$0	$0	$(25,651)	$(25,130)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$830	$0	$830
Swap Agreements	0	0	0	0	(307)	(307)

	$0	$0	$0	$830	$(307)	$523

	$0	$521	$0	$830	$(25,958)	$(24,607)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$159,122	$4,853	$163,975
Corporate Bonds & Notes
Banking & Finance	0	76,676	13,478	90,154
Industrials	0	235,010	8,381	243,391
Utilities	0	47,454	0	47,454
Convertible Bonds & Notes
Industrials	0	3,173	0	3,173
Municipal Bonds & Notes
California	0	611	0	611
Illinois	0	15,668	0	15,668
Puerto Rico	0	6,317	0	6,317
Virginia	0	764	0	764
West Virginia	0	4,732	0	4,732
U.S. Government Agencies	0	8,911	4,804	13,715
Non-Agency Mortgage-Backed Securities	0	60,023	0	60,023
Asset-Backed Securities	0	71,119	7,444	78,563
Sovereign Issues	0	23,343	0	23,343
Common Stocks
Communication Services	4,173	0	1,778	5,951
Energy	547	0	16	563
Industrials	0	36	10,655	10,691
Materials	0	0	796	796
Warrants
Industrials	0	0	304	304
Information Technology	0	0	12,233	12,233
Preferred Securities
Banking & Finance	0	29,040	0	29,040
Industrials	0	257	28,177	28,434

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Real Estate Investment Trusts
Real Estate	$14,880	$0	$0	$14,880
Short-Term Instruments
Repurchase Agreements	0	695	0	695
Argentina Treasury Bills	0	354	0	354
U.S. Treasury Bills	0	38,897	0	38,897
U.S. Treasury Cash Management Bills	0	3,199	0	3,199

Total Investments	$19,600	$785,401	$92,919	$897,920

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	594	0	594
Over the counter	0	1,290	0	1,290

	$0	$1,884	$0	$1,884

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(311)	0	(311)
Over the counter	0	(413)	0	(413)

	$0	$(724)	$0	$(724)

Total Financial Derivative Instruments	$0	$1,160	$0	$1,160

Totals	$19,600	$786,561	$92,919	$899,080

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$11,556	$1,505	$(7,059)	$(28)	$64	$194	$0	$(1,379)	$4,853	$72
Corporate Bonds & Notes
Banking & Finance	0	13,486	0	0	0	(8)	0	0	13,478	(8)
Industrials	720	0	0	0	0	(16)	8,381	(704)	8,381	0
U.S. Government Agencies	4,829	0	(55)	8	19	3	0	0	4,804	0
Asset-Backed Securities	8,980	0	0	49	0	(1,005)	0	(580)	7,444	(914)
Common Stocks
Communication Services	2,281	0	0	0	0	(503)	0	0	1,778	(503)
Energy	16	0	0	0	0	0	0	0	16	0
Industrials	8,086	0	0	0	0	2,569	0	0	10,655	2,570
Materials(2)	807	0	0	0	0	(11)	0	0	796	(11)
Warrants
Industrials	488	0	0	0	0	(184)	0	0	304	(183)
Information Technology	11,018	0	0	0	0	1,215	0	0	12,233	1,215
Preferred Securities
Industrials	25,489	0	0	0	0	2,688	0	0	28,177	3,444

Totals	$74,270	$14,991	$(7,114)	$29	$83	$4,942	$8,381	$(2,663)	$92,919	$5,682

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	53

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)	January 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,812	Reference Instrument	Yield		5.840	—
	1,041	Third Party Vendor	Broker Quote		62.500-100.125	98.430
Corporate Bonds & Notes
Banking & Finance	13,478	Proxy Pricing	Base Price		97.500-98.720	97.600
Industrials	8,381	Reference Instrument	Weighted Average	BRL	50.376	—
U.S. Government Agencies	4,804	Proxy Pricing	Base Price		61.520	—
Asset-Backed Securities	7,444	Proxy Pricing	Base Price		19.190-85,000.000	49,443.924
Common Stocks
Communication Services	1,778	Reference Instrument	Liquidity Discount		10.000	—
Energy	16	Other Valuation Techniques(3)	—		—	—
Industrials	10,655	Discounted Cash Flow	Discount Rate		10.500	—
Materials(2)	796	Other Valuation Techniques(3)	—		—	—
Warrants
Industrials	304	Other Valuation Techniques(3)	—		—	—
Information Technology	12,233	Comparable Company	EBITDA Multiple	X	4.400	—
Preferred Securities
Industrials	26,345	Comparable Company	EBITDA Multiple	X/X	11.300/8.800	—
	1,832	Comparable Company/ Discount cash Flow	Book Value Multiple/ Discount Rate	X/%	0.280/19.970	—

Total	$92,919

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Income Fund	January 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.2%

AP Core Holdings II LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		$8,569	$8,642

athenahealth, Inc.
TBD% due 01/26/2029		3,063	3,052

Caesars Resort Collection LLC
2.855% (LIBOR03M + 2.750%) due 12/23/2024 ~		6,577	6,550

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,487	2,791
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$1,227	1,218

Emerald TopCo, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 07/24/2026 ~		147	146

Envision Healthcare Corp.
3.840% - 3.855% (LIBOR03M + 3.750%) due 10/10/2025 ~		24,695	19,209

Fertitta Entertainment LLC
TBD% due 01/27/2029		2,000	2,010

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		5,202	5,219

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		954	0

Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		7,451	7,465
8.750% due 10/18/2027 «	CAD	1,626	1,280

Intelsat Jackson Holdings SA
TBD% (LIBOR03M + 4.750%) due 10/13/2022 ~		$1,267	1,267
TBD% due 02/01/2029		4,829	4,821

Lealand Finance Co. BV
1.104% (LIBOR03M + 1.000%) due 06/30/2025 ~		498	239
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		105	66

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		3,000	3,001

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		7,681	7,471

Promotora de Informaciones SA
4.500% (EUR003M + 4.500%) due 11/30/2022 ~	EUR	6,714	7,354

PUG LLC
3.605% (LIBOR03M + 3.500%) due 02/12/2027 ~		$1,973	1,962

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,294	1,292

Sasol Ltd.
TBD% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		5,287	5,126

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)	EUR	14,453	13,623

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		$17,369	17,351
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		609	608

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		9,517	9,182

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,880	1,859

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		$7,777	$2,411

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,674	2,685

Total Loan Participations and Assignments (Cost $149,381)			137,900

CORPORATE BONDS & NOTES 56.9%

BANKING & FINANCE 13.3%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		1,270	1,690

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (n)		5,200	4,961

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (n)		4,295	4,170

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (n)	EUR	1,400	1,500
2.625% due 04/28/2025 (n)		9,492	10,502
3.625% due 09/24/2024 (n)		2,131	2,396
5.375% due 01/18/2028 •(n)		1,700	1,460
8.000% due 01/22/2030 •		1,197	1,076
8.500% due 09/10/2030 •(n)		2,900	2,655
10.500% due 07/23/2029 (n)		800	794

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	251

Barclays PLC
5.875% due 09/15/2024 •(j)(k)(n)	GBP	1,800	2,494
6.125% due 12/15/2025 •(j)(k)(n)		$2,600	2,768
6.375% due 12/15/2025 •(j)(k)	GBP	400	573
7.125% due 06/15/2025 •(j)(k)(n)		1,600	2,332

Claveau Re Ltd.
17.420% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	1,150

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,000	1,109

Cosaint Re Pte Ltd.
9.415% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	1,026

Credit Agricole SA
7.875% due 01/23/2024 •(j)(k)		250	272

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)(n)		200	214
7.500% due 07/17/2023 •(j)(k)		400	417

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		510	525

GSPA Monetization Trust
6.422% due 10/09/2029		4,767	4,977

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	600	847
6.500% due 03/23/2028 •(j)(k)		$300	323

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 «		16,312	15,904

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(j)(k)	EUR	716	860
6.750% due 06/27/2026 •(j)(k)(n)		$909	1,000
7.875% due 06/27/2029 •(j)(k)(n)	GBP	3,115	5,088

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		$6,900	7,100

Newmark Group, Inc.
6.125% due 11/15/2023		40	42

PRA Group, Inc.
7.375% due 09/01/2025 (n)		4,100	4,353

Societe Generale SA
6.750% due 04/06/2028 •(j)(k)(n)		200	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 10/04/2023 •(j)(k)(n)		$900	$950

Starwood Property Trust, Inc.
4.375% due 01/15/2027		1,400	1,398

Uniti Group LP
6.000% due 01/15/2030 (n)		7,563	6,929

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		7,250	6,761

			101,080

INDUSTRIALS 34.5%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (n)	GBP	895	1,312

Altice Financing SA
5.750% due 08/15/2029 (n)		$1,172	1,097

American Airlines Pass-Through Trust
3.375% due 11/01/2028		1,082	1,071
3.700% due 04/01/2028		313	313

American Airlines, Inc.
5.500% due 04/20/2026 (n)		300	308

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)		1,600	1,515

Associated Materials LLC
9.000% due 09/01/2025 (n)		425	448

Boeing Co.
5.705% due 05/01/2040 (n)		962	1,159
5.805% due 05/01/2050		822	1,036
5.930% due 05/01/2060 (n)		1,112	1,413
6.125% due 02/15/2033 (n)		1,909	2,324

Bombardier, Inc.
7.500% due 12/01/2024 (n)		3,396	3,520
7.500% due 03/15/2025 (n)		5,748	5,830

Broadcom, Inc.
3.187% due 11/15/2036 (n)		15	14
4.150% due 11/15/2030 (n)		285	304

Caesars Entertainment, Inc.
6.250% due 07/01/2025		400	414

CGG SA
7.750% due 04/01/2027 (n)	EUR	1,000	1,137
8.750% due 04/01/2027 (n)		$7,789	7,799

Charter Communications Operating LLC
3.700% due 04/01/2051 (n)		5,900	5,233
3.850% due 04/01/2061 (n)		2,100	1,811
3.900% due 06/01/2052 (n)		2,000	1,836
4.400% due 12/01/2061 (n)		200	190
4.800% due 03/01/2050 (n)		551	564

Community Health Systems, Inc.
6.625% due 02/15/2025		7,770	8,045

Coty, Inc.
3.875% due 04/15/2026 (n)	EUR	7,300	8,225
4.750% due 01/15/2029 (n)		$5,100	5,031
5.000% due 04/15/2026 (n)		5,600	5,632

DISH DBS Corp.
5.250% due 12/01/2026 (n)		2,000	1,944
5.750% due 12/01/2028 (n)		3,180	3,049

Envision Healthcare Corp.
8.750% due 10/15/2026		3,318	1,731

Exela Intermediate LLC
11.500% due 07/15/2026		125	79

Ferroglobe PLC
9.375% due 12/31/2025 (l)		2,750	2,860

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		2,040	2,066
6.875% due 03/01/2026 (n)		1,348	1,394

Ford Motor Co.
7.700% due 05/15/2097 (n)		15,515	20,529

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		9,300	9,498

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		1,916	1,852

General Shopping Investments Ltd.
12.000% due 03/20/2022 ^(e)(j)		2,500	356

HCA, Inc.
7.500% due 11/15/2095 (n)		3,462	4,465

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	55

Schedule of Investments	PIMCO High Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HollyFrontier Corp.
4.500% due 10/01/2030 (n)		$8,694	$9,143

Intelsat Connect Finance SA
9.500% due 02/15/2023 ^(e)		23	4

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 ^(e)		5,413	2,368
8.000% due 02/15/2024		17	17
8.500% due 10/15/2024 ^(e)		13,574	6,126
9.750% due 07/15/2025 ^(e)		4,215	1,867

Intelsat Luxembourg SA
8.125% due 06/01/2023 ^(e)		15,504	97

Inter Media & Communication SpA
6.750% due 02/09/2027 (c)	EUR	3,300	3,716

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		$6,580	7,460

New Albertsons LP
6.570% due 02/23/2028		4,021	4,462

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		8,700	9,433

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		60	67

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/03/2022 (h)(j)		3,371	17

Oi Movel SA
8.750% due 07/30/2026		7,164	7,307

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		32	34

Petroleos Mexicanos
6.700% due 02/16/2032 (n)		2,389	2,369
6.750% due 09/21/2047 (n)		10,479	9,007
6.950% due 01/28/2060 (n)		6,894	5,915
7.690% due 01/23/2050 (n)		150	139

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	600	674

Prosus NV
1.207% due 01/19/2026		1,000	1,126

QVC, Inc.
5.950% due 03/15/2043 (n)		$1,500	1,367

Rolls-Royce PLC
4.625% due 02/16/2026 (n)	EUR	300	367
5.750% due 10/15/2027 (n)	GBP	600	893

Sands China Ltd.
5.400% due 08/08/2028 (n)		$3,379	3,491

Seagate HDD Cayman
4.125% due 01/15/2031 (n)		700	688

Syngenta Finance NV
5.182% due 04/24/2028 (n)		200	220

Topaz Solar Farms LLC
4.875% due 09/30/2039		2,347	2,629
5.750% due 09/30/2039 (n)		5,669	6,591

Transocean Pontus Ltd.
6.125% due 08/01/2025		143	141

Transocean, Inc.
7.250% due 11/01/2025		96	75
7.500% due 01/15/2026		80	62
8.000% due 02/01/2027		162	123

Triumph Group, Inc.
6.250% due 09/15/2024 (n)		116	116

U.S. Renal Care, Inc.
10.625% due 07/15/2027		77	79

United Airlines, Inc.
4.375% due 04/15/2026 (n)		700	696

United Group BV
4.875% due 07/01/2024 (n)	EUR	100	113

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		$28	29

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		89	113
6.875% due 11/10/2039 (n)		60	77

Vale SA
2.762% due 12/29/2049 «~(j)	BRL	120,000	11,175

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$2,130	2,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		$8,659	$9,686

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		8,129	8,211

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		13,224	11,522
9.000% due 11/15/2026 (n)		9,113	7,990

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		800	789

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		400	363
5.500% due 10/01/2027 (n)		400	371
5.625% due 08/26/2028 (n)		2,800	2,566

			261,471

UTILITIES 9.1%

AT&T, Inc.
3.850% due 06/01/2060 (n)		1,072	1,050

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)(n)		2,196	1,120

Genesis Energy LP
8.000% due 01/15/2027 (n)		1,473	1,485

Lumen Technologies, Inc.
7.200% due 12/01/2025		1,122	1,247

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		5,130	6,346

NGD Holdings BV
6.750% due 12/31/2026 (n)		846	698

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		3,173	1,721

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		1,085	1,075

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		15,431	3,221

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		4,510	3,757

Pacific Gas & Electric Co.
3.500% due 08/01/2050 (n)		1,426	1,218
4.000% due 12/01/2046 (n)		600	551
4.250% due 03/15/2046 (n)		2,300	2,182
4.450% due 04/15/2042 (n)		1,203	1,160
4.500% due 07/01/2040 (n)		3,488	3,419
4.550% due 07/01/2030 (n)		2,683	2,795
4.600% due 06/15/2043 (n)		200	195
4.750% due 02/15/2044 (n)		7,809	7,699
4.950% due 07/01/2050 (n)		1,054	1,078

Peru LNG Srl
5.375% due 03/22/2030		6,318	5,471

Petrobras Global Finance BV
6.250% due 12/14/2026 (n)	GBP	7,102	10,325
6.625% due 01/16/2034 (n)		200	292

Rio Oil Finance Trust
8.200% due 04/06/2028		$237	262
9.250% due 07/06/2024 (n)		10,079	10,756

Transocean Poseidon Ltd.
6.875% due 02/01/2027		156	152

			69,275

Total Corporate Bonds & Notes (Cost $455,024)			431,826

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

DISH Network Corp.
3.375% due 08/15/2026		5,100	4,760

Total Convertible Bonds & Notes (Cost $5,100)			4,760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 8.5%

DISTRICT OF COLUMBIA 1.7%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	$9,740	$13,064

ILLINOIS 3.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	13,692
7.517% due 01/01/2040	6,705	9,307

		22,999

NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	370	371

PUERTO RICO 1.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	9,300	8,393

TEXAS 1.5%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,455	11,055

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,285	1,335

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	7,056

Total Municipal Bonds & Notes (Cost $49,713)		64,273

U.S. GOVERNMENT AGENCIES 2.4%

Fannie Mae
3.500% due 09/25/2027 (a)	128	9
4.000% due 06/25/2050 (a)	2,660	434
5.000% due 06/25/2050 (a)(n)	4,621	706
5.992% due 07/25/2050 (a)(n)	4,290	624
10.000% due 01/25/2034	203	232

Freddie Mac
0.000% due 02/25/2046 (b)(h)	1,700	1,428
0.100% due 02/25/2046 (a)	1,700	0
5.000% due 06/15/2033 (a)	726	114
5.992% due 06/25/2050 (a)(n)	4,736	742
5.994% due 07/15/2035 (a)	570	85
6.094% due 02/15/2042 (a)	877	105
6.170% due 11/25/2055 «	13,480	8,293
7.034% due 08/15/2036 (a)	345	70
9.308% due 10/25/2027	4,301	4,868
12.787% due 05/15/2033	32	38

Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	689	97
4.500% due 07/20/2042 (a)	109	15
5.000% due 09/20/2042 (a)	199	34

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2052	100	102

Total U.S. Government Agencies (Cost $19,778)		17,996

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%

Adjustable Rate Mortgage Trust
0.448% due 05/25/2036 •	3,235	1,386

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alternative Loan Trust
0.608% due 12/25/2046 •		$1,983	$1,970
3.094% due 02/25/2037 ^~		115	116
4.892% due 04/25/2035 •(a)		2,483	195
6.000% due 02/25/2037 ^		4,285	2,358
6.250% due 12/25/2036 ^•		2,324	1,454
6.500% due 06/25/2036 ^		653	464

Banc of America Alternative Loan Trust
0.468% due 06/25/2037 •		2,350	1,796
5.492% due 06/25/2046 ^•(a)		3,218	320
6.532% due 06/25/2037 ^•(a)		2,553	429

Banc of America Funding Trust
6.000% due 07/25/2037 ^		321	320
6.250% due 10/26/2036		4,319	2,579

Banc of America Mortgage Trust
2.686% due 02/25/2036 ^~		8	8

BCAP LLC Trust
0.000% due 06/26/2036 ~		378	274
4.797% due 03/26/2037 þ		1,265	1,962
6.000% due 05/26/2037 ~		4,566	2,573

Bear Stearns ARM Trust
3.477% due 11/25/2034 ~		8	8

CD Mortgage Trust
5.688% due 10/15/2048		150	144

Chase Mortgage Finance Trust
2.780% due 09/25/2036 ^~		48	44
2.926% due 12/25/2035 ^~		9	9
5.500% due 05/25/2036 ^		1	1

CHL Mortgage Pass-Through Trust
2.813% due 09/20/2036 ^~		273	264
2.929% due 09/25/2047 ^~		19	18
5.242% due 12/25/2036 •(a)		1,715	175

Citigroup Commercial Mortgage Trust
5.669% due 12/10/2049 ~(n)		2,626	1,181
5.669% due 12/10/2049 ~		897	404

Citigroup Mortgage Loan Trust
2.696% due 11/25/2035 ~		10,727	7,032
2.991% due 07/25/2037 ^~		47	45
6.500% due 09/25/2036		2,624	2,042

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~(n)		2,980	516

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		1,338	1,064

Eurosail-UK PLC
1.445% due 06/13/2045 •	GBP	3,347	4,157
4.095% due 06/13/2045 •		988	1,282

HarborView Mortgage Loan Trust
2.539% due 08/19/2036 ^~		$6	6
3.255% due 08/19/2036 ^~		166	160

IM Pastor FTH
0.000% due 03/22/2043 •	EUR	3,387	3,512

Jackson Park Trust
3.242% due 10/14/2039 ~		$2,311	2,028

JP Morgan Alternative Loan Trust
3.308% due 03/25/2037 ^~		3,118	3,280

JP Morgan Mortgage Trust
2.882% due 07/27/2037 ~		3,863	3,280
6.512% due 01/25/2037 ^•(a)		13,667	3,727

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		175	113
5.534% due 02/15/2040 ^~		313	126

Lehman XS Trust
0.328% due 06/25/2047 •		1,717	1,659

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.253% due 04/25/2036 ^~		3,364	3,118

Nomura Resecuritization Trust
3.639% due 07/26/2035 ~		4,349	4,084

Residential Asset Securitization Trust
0.508% due 01/25/2046 ^•		175	63
6.250% due 09/25/2037 ^		4,659	2,658
6.500% due 08/25/2036 ^		799	348

Structured Adjustable Rate Mortgage Loan Trust
2.901% due 01/25/2036 ^~		116	85
3.084% due 04/25/2047 ~		334	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.488% due 07/25/2046 ^•		$6,607	$5,401

WaMu Mortgage Pass-Through Certificates Trust
3.287% due 05/25/2037 ^~		77	70

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
6.500% due 03/25/2036 ^		4,662	3,952
6.572% due 04/25/2037 •(a)		7,967	2,539

Total Non-Agency Mortgage-Backed Securities (Cost $75,027)			77,007

ASSET-BACKED SECURITIES 9.4%

ACE Securities Corp. Home Equity Loan Trust
0.388% due 07/25/2036 •		1,890	1,761

Apidos CLO
0.000% due 07/22/2026 ~		3,000	1

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,150	1,485

Belle Haven ABS CDO Ltd.
0.459% due 07/05/2046 •		$185,947	441

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	406
0.000% due 01/25/2032 ~		2,200	1,371

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$4,200	2,653

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	1,775
0.000% due 10/22/2031 ~		3,000	1,103

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,151	968

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~		2,500	1,163

CWABS Asset-Backed Certificates Trust
0.378% due 09/25/2046 •		$12,142	11,357

Duke Funding Ltd.
0.784% due 08/07/2033 •		14,957	3,865

Glacier Funding CDO Ltd.
0.415% due 08/04/2035 •		6,435	1,096

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	585

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	3,741

Long Beach Mortgage Loan Trust
0.488% due 02/25/2036 •		1,066	979

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	2,970

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	2,057
0.000% due 04/16/2029 «(h)		7	462
0.000% due 07/16/2029 «(h)		10	865

Merrill Lynch Mortgage Investors Trust
0.428% due 04/25/2037 •		705	475

Morgan Stanley Mortgage Loan Trust
1.595% due 11/25/2036 ^•		707	350
5.965% due 09/25/2046 ^þ		5,924	2,939

People’s Financial Realty Mortgage Securities Trust
0.268% due 09/25/2036 •		20,358	5,620

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,832	3,918
7.238% due 09/25/2037 ^þ		5,911	3,388

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,100	790

Sherwood Funding CDO Ltd.
0.464% due 11/06/2039 •		$31,782	7,261

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	687

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	1,743

South Coast Funding Ltd.
0.746% due 08/10/2038 •		25,122	2,883

Specialty Underwriting & Residential Finance Trust
1.083% due 06/25/2036 •		409	366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutural Asset-Backed Certificates WMABS Trust
0.408% due 05/25/2036 •		$173	$158

Total Asset-Backed Securities (Cost $123,964)			71,682

SOVEREIGN ISSUES 2.8%

Argentina Bocon
34.191% (BADLARPP) due 10/04/2022 ~	ARS	84	0

Argentina Bonar Bonds
0.500% due 07/09/2030 þ		$9,019	2,703
1.125% due 07/09/2035 þ		8,535	2,576

Argentina Government International Bond
0.500% due 07/09/2030 þ		658	224
1.000% due 07/09/2029		163	58
1.125% due 07/09/2035 þ		388	121
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ(n)		1,326	506
2.500% due 07/09/2041 þ(n)		9,486	3,396

Argentina Treasury Bond BONCER
1.450% due 08/13/2023	ARS	23,826	100

Argentine Bonos del Tesoro
15.500% due 10/17/2026		38,100	63

Autonomous City of Buenos Aires
39.101% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	133
39.953% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	189

Chile Government International Bond
2.750% due 01/31/2027		$900	914
3.500% due 01/31/2034		1,100	1,127
4.000% due 01/31/2052		600	618

Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,800	1,762
7.500% due 02/16/2061 (n)		$2,100	1,636

Ghana Government International Bond
6.375% due 02/11/2027 (n)		600	483
7.875% due 02/11/2035 (n)		600	452
8.750% due 03/11/2061		200	149

Hellenic Republic Government Bond
3.900% due 01/30/2033	EUR	122	168
4.000% due 01/30/2037		96	144
4.200% due 01/30/2042		119	194

Ivory Coast Government International Bond
6.625% due 03/22/2048		800	860

Provincia de Buenos Aires
40.893% due 04/12/2025	ARS	270,895	1,018

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	65

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024 (n)		$200	208

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,471	1,275

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$34	2
9.250% due 09/15/2027 ^(e)		452	27

Total Sovereign Issues (Cost $31,834)			21,208

		SHARES
COMMON STOCKS 3.4%

COMMUNICATION SERVICES 1.1%

Clear Channel Outdoor Holdings, Inc. (f)		754,306	2,308

iHeartMedia, Inc. ‘A’ (f)		178,528	3,597

iHeartMedia, Inc. ‘B’ «(f)		138,545	2,513

			8,418

ENERGY 0.4%

Axis Energy Services ‘A’ «(f)(l)		6,207	91

Noble Finance Co. (f)(l)		116,046	2,865

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	57

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Valaris Ltd. (f)	2,307	$96

		3,052

INDUSTRIALS 1.7%

Neiman Marcus Group Ltd. LLC «(f)(l)	90,604	13,137

Noble Corp. (f)	1,879	46

Voyager Aviation Holdings LLC «(f)	1,009	0

Westmoreland Mining Holdings «(f)(l)	88,291	0

		13,183

MATERIALS 0.2%

Associated Materials Group, Inc. «(f)(l)	162,396	1,134

Total Common Stocks (Cost $19,046)		25,787

WARRANTS 1.8%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	1,795,000	706

INFORMATION TECHNOLOGY 1.7%

Windstream Holdings LLC - Exp. 09/21/2055 «	537,548	13,318

Total Warrants (Cost $4,455)		14,024

PREFERRED SECURITIES 16.8%

BANKING & FINANCE 8.4%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	27,410,000	16,142

	SHARES	MARKET VALUE (000S)

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	$80

Compeer Financial ACA
4.875% due 08/15/2026 •(j)	2,100,000	2,142

Nationwide Building Society
10.250% ~	71,345	17,943

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	8,700	6,492

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	14,494,300	21,096

		63,895

INDUSTRIALS 8.4%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)	373,000	366

Sequa Corp. (15.000% PIK)
15.000% «(d)	55,659	61,092

Voyager Aviation Holdings LLC
9.500% «	6,055	1,858

		63,316

Total Preferred Securities (Cost $90,836)		127,211

REAL ESTATE INVESTMENT TRUSTS 3.2%

REAL ESTATE 3.2%

CBL & Associates Properties, Inc.	14,084	425

Uniti Group, Inc.	261,443	3,153

VICI Properties, Inc.	734,782	21,029

Total Real Estate Investment Trusts (Cost $11,376)		24,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.3%

REPURCHASE AGREEMENTS (m) 1.3%
			$9,564

ARGENTINA TREASURY BILLS 0.1%
42.739% due 04/29/2022 (h)(i)	ARS	108,579	406

U.S. TREASURY BILLS 4.6%
0.055% due 02/15/2022 - 04/21/2022 (c)(g)(h)(p)		$34,555	34,546

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.101% due 04/26/2022 (h)(i)(p)		2,000	1,999

Total Short-Term Instruments (Cost $46,600)			46,515

Total Investments in Securities (Cost $1,082,134)			1,064,796

Total Investments 140.4% (Cost $1,082,134)			$1,064,796

Financial Derivative Instruments (o)(q) 0.1% (Cost or Premiums, net $106,078)			739

Auction Rate Preferred Shares (7.7)%			(58,050)

Other Assets and Liabilities, net (32.8)%			(248,802)

Net Assets Applicable to Common Shareholders 100.0%			$758,683

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$1,031	$1,134	0.15%
Axis Energy Services ‘A’	07/01/2021	91	91	0.01
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/04/2019	2,689	2,860	0.38
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	13,137	1.73
Noble Corp.	02/05/2021 - 02/27/2021	1,838	2,865	0.38
Westmoreland Mining Holdings LLC	07/11/2016 - 10/19/2016	2,160	0	0.00

		$10,727	$20,087	2.65%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	01/31/2022	02/01/2022	$9,564	U.S. Treasury Notes 0.875% due 01/31/2024	$(9,755)	$9,564	$9,564

Total Repurchase Agreements						$(9,755)	$9,564	$9,564

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.120%	01/07/2022	TBD	(2)		$(1,856)	$(1,856)
BPS	0.490	10/22/2021	02/16/2022			(6,342)	(6,351)
	0.510	01/12/2022	03/21/2022			(1,804)	(1,804)
	0.510	01/20/2022	02/17/2022			(2,699)	(2,699)
	0.520	12/15/2021	04/18/2022			(1,654)	(1,655)
	0.520	01/07/2022	03/21/2022			(3,926)	(3,928)
	0.520	01/13/2022	03/21/2022			(1,193)	(1,193)
	0.530	12/08/2021	05/12/2022			(1,704)	(1,705)
	0.550	07/23/2021	04/25/2022			(1,852)	(1,858)
BRC	(0.500)	10/21/2021	TBD	(2)	EUR	(1,061)	(1,190)
	(0.420)	11/05/2021	02/04/2022			(96)	(108)
	(0.320)	11/05/2021	TBD	(2)		(1,024)	(1,150)
	0.450	01/14/2022	05/04/2022		GBP	(3,573)	(4,806)
	0.500	08/06/2021	02/07/2022			$(1,487)	(1,490)
	0.500	09/02/2021	03/02/2022			(1,260)	(1,263)
	0.500	09/07/2021	03/07/2022			(270)	(271)
	0.500	09/10/2021	03/10/2022			(2,519)	(2,524)
	0.500	09/17/2021	03/17/2022			(1,182)	(1,185)
	0.500	09/23/2021	03/01/2022			(2,036)	(2,039)
	0.500	12/23/2021	03/02/2022			(170)	(170)
	0.500	01/20/2022	03/08/2022			(3,091)	(3,091)
	0.500	01/20/2022	03/21/2022			(1,212)	(1,212)
	0.814	12/08/2021	02/23/2022			(4,031)	(4,036)
BYR	0.560	01/26/2022	04/29/2022			(2,118)	(2,118)
	0.640	03/31/2021	03/25/2022			(3,137)	(3,154)
	0.640	09/30/2021	03/25/2022			(5,620)	(5,640)
	0.640	12/23/2021	03/25/2022			(4,915)	(4,920)
CDC	0.280	01/05/2022	02/03/2022			(4,857)	(4,858)
	0.430	01/21/2022	04/21/2022			(2,147)	(2,148)
	0.430	01/27/2022	05/02/2022			(10,347)	(10,348)
	0.450	02/03/2022	05/09/2022			(4,746)	(4,746)
	0.490	09/03/2021	03/03/2022			(5,195)	(5,206)
	0.490	09/15/2021	03/15/2022			(4,908)	(4,917)
	0.490	10/28/2021	04/01/2022			(945)	(946)
	0.490	12/14/2021	04/18/2022			(4,397)	(4,399)
	0.490	12/23/2021	03/14/2022			(272)	(272)
	0.490	01/10/2022	04/14/2022			(4,277)	(4,279)
	0.500	08/03/2021	02/03/2022			(2,870)	(2,877)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	59

Schedule of Investments	PIMCO High Income Fund	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.500%	01/14/2022	02/03/2022			$(1,072)	$(1,073)
	0.800	02/03/2022	08/05/2022			(3,886)	(3,886)
CEW	0.420	01/20/2022	TBD	(2)	GBP	(910)	(1,224)
	0.500	05/07/2021	02/01/2022			$(3,053)	(3,065)
CIB	0.560	01/18/2022	03/16/2022			(1,739)	(1,739)
IND	0.260	12/21/2021	03/21/2022			(4,324)	(4,325)
	0.260	12/22/2021	03/17/2022			(1,599)	(1,599)
	0.280	09/02/2021	03/02/2022			(2,127)	(2,130)
	0.280	09/09/2021	03/09/2022			(214)	(214)
	0.280	10/22/2021	03/10/2022			(3,538)	(3,541)
	0.280	12/15/2021	03/09/2022			(2,545)	(2,546)
	0.300	06/09/2021	03/09/2022			(4,634)	(4,643)
	0.300	08/16/2021	03/09/2022			(185)	(186)
	0.300	01/12/2022	03/09/2022			(1,377)	(1,377)
	0.400	12/21/2021	03/24/2022			(434)	(434)
	0.420	08/02/2021	02/02/2022			(6,469)	(6,483)
	0.420	10/12/2021	04/12/2022			(3,559)	(3,564)
	0.440	02/02/2022	05/06/2022			(6,840)	(6,840)
	0.450	08/02/2021	02/02/2022			(744)	(746)
	0.470	02/04/2022	05/05/2022			(1,041)	(1,041)
	0.480	06/22/2021	02/04/2022			(1,106)	(1,109)
	0.490	02/02/2022	05/06/2022			(750)	(750)
JML	(5.000)	08/05/2021	TBD	(2)	EUR	(412)	(456)
	(2.000)	08/05/2021	TBD	(2)		(292)	(327)
	(0.500)	01/31/2022	04/29/2022			(302)	(339)
	(0.400)	10/21/2021	TBD	(2)		(7,925)	(8,893)
	(0.400)	11/05/2021	TBD	(2)		(1,587)	(1,781)
	(0.400)	01/17/2022	05/10/2022			(568)	(637)
	(0.380)	11/05/2021	02/02/2022			(6,322)	(7,095)
	(0.380)	01/28/2022	04/28/2022			(888)	(998)
	(0.380)	02/02/2022	05/12/2022			(6,548)	(7,357)
	0.350	01/13/2022	TBD	(2)	GBP	(6,740)	(9,066)
	0.400	11/05/2021	TBD	(2)		(3,862)	(5,197)
	0.400	01/13/2022	TBD	(2)		$(1,940)	(1,941)
	0.600	01/18/2022	04/19/2022		GBP	(586)	(788)
RDR	0.350	01/20/2022	03/22/2022			$(3,754)	(3,755)
SOG	0.400	10/19/2021	03/01/2022			(3,136)	(3,139)
	0.500	09/01/2021	03/01/2022			(982)	(984)
	0.500	10/01/2021	04/01/2022			(1,914)	(1,917)
	0.500	11/26/2021	04/19/2022			(2,533)	(2,536)
	0.500	01/13/2022	03/07/2022			(1,675)	(1,676)
	0.500	01/13/2022	04/19/2022			(1,193)	(1,193)
	0.550	07/27/2021	04/27/2022			(4,755)	(4,768)
	0.550	10/07/2021	04/27/2022			(3,241)	(3,247)
	0.550	11/04/2021	04/27/2022			(319)	(320)
	0.550	12/23/2021	04/27/2022			(2,545)	(2,546)
	0.550	12/27/2021	05/04/2022			(1,357)	(1,358)
	0.550	01/10/2022	04/27/2022			(857)	(857)
	0.550	01/20/2022	04/27/2022			(2,034)	(2,034)
	0.670	01/07/2022	07/06/2022			(13,445)	(13,451)
	0.670	01/07/2022	07/08/2022			(701)	(701)
UBS	0.350	08/19/2021	TBD	(2)		(8,893)	(8,908)
	0.350	09/01/2021	TBD	(2)		(3,525)	(3,530)
	0.350	09/02/2021	TBD	(2)		(908)	(910)
	0.350	09/03/2021	TBD	(2)		(3,616)	(3,621)
	0.350	09/28/2021	TBD	(2)		(630)	(631)
	0.350	09/29/2021	TBD	(2)		(8,323)	(8,333)
	0.350	10/05/2021	TBD	(2)		(8,099)	(8,108)
	0.510	01/14/2022	04/14/2022			(3,468)	(3,469)

Total Reverse Repurchase Agreements							$(287,794)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,856)	$0	$(1,856)	$1,862	$6
BPS	0	(21,193)	0	(21,193)	24,486	3,293
BRC	0	(24,535)	0	(24,535)	27,372	2,837
BYR	0	(15,832)	0	(15,832)	18,584	2,752
CDC	0	(49,955)	0	(49,955)	45,170	(4,785)
CEW	0	(4,289)	0	(4,289)	4,926	637
CIB	0	(1,739)	0	(1,739)	2,072	333
FICC	9,564	0	0	9,564	(9,755)	(191)
IND	0	(41,528)	0	(41,528)	35,511	(6,017)
JML	0	(44,875)	0	(44,875)	42,372	(2,503)
RDR	0	(3,755)	0	(3,755)	3,807	52
SOG	0	(40,727)	0	(40,727)	46,218	5,491
UBS	0	(37,510)	0	(37,510)	43,733	6,223

Total Borrowings and Other Financing Transactions	$9,564	$(287,794)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(3,065)	$(43,432)	$(109,591)	$(96,661)	$(252,749)
U.S. Government Agencies	0	0	(1,739)	0	(1,739)
Non-Agency Mortgage-Backed Securities	0	(4,036)	0	0	(4,036)
Sovereign Issues	0	(1,183)	0	(3,467)	(4,650)

Total Borrowings	$(3,065)	$(48,651)	$(111,330)	$(100,128)	$(263,174)

Payable for reverse repurchase agreements(4)					$(263,174)

(n)	Securities with an aggregate market value of $289,190 and cash of $7,404 have been pledged as collateral under the terms of the above master agreements as of January 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended January 31, 2022 was $(385,915) at a weighted average interest rate of 0.364%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(24,620) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	3.760%	$	2,000	$(8)	$86	$78	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	4.036	EUR	2,400	169	(50)	119	0	(25)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.553		15,900	(1,924)	1,569	(355)	0	(54)

							$(1,763)	$1,605	$(158)	$0	$(79)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	61

Schedule of Investments	PIMCO High Income Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	20,400	$(157)	$1,381	$1,224	$124	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		1,700	(25)	204	179	37	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,600	(24)	399	375	78	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		$17,400	(376)	381	5	5	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	354	393	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	(44)	(76)	0	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	2,460	2,255	0	(7)
Receive(5)	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		219,700	1,727	7,179	8,906	0	(171)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	524	524	0	(20)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	5,209	6,896	56	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	8	9	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	183	700	0	(2)
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032		139,800	581	6,249	6,830	0	(19)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	65,679	176,155	0	(426)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	(1)	(257)	118	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	2,811	2,684	183	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	701	536	141	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(1,777)	347	0	(110)
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		446,900	(8,681)	34,362	25,681	280	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	(297)	(293)	62	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		263,700	264	9,150	9,414	0	(1,370)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	1,528	469	129	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		3,200	(62)	139	77	18	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		65,900	273	(14,819)	(14,546)	629	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(1,322)	(5)	0	(65)

							$107,841	$120,641	$228,482	$1,862	$(2,190)

Total Swap Agreements							$106,078	$122,246	$228,324	$1,862	$(2,269)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,862	$1,862	$0	$0	$(2,269)	$(2,269)

(p)

Securities with an aggregate market value of $15,130 and cash of $18,770 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2022	CAD	1,598		$1,276	$19	$0
	02/2022		$2,651	GBP	1,962	0	(12)
	07/2022		893	PEN	3,610	31	0

BPS	02/2022	EUR	12,094		$13,820	233	0
	02/2022	GBP	569		776	10	0
	02/2022		$795	GBP	585	0	(8)

CBK	04/2022	PEN	4,729		$1,175	0	(46)

SCX	02/2022	EUR	65,953		75,044	950	0
	02/2022	GBP	22,287		30,185	211	0
	03/2022	EUR	78,047		87,539	0	(192)
	03/2022	GBP	20,926		28,070	0	(68)

UAG	02/2022		617		848	18	0

Total Forward Foreign Currency Contracts						$1,472	$(326)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$50	$0	$0	$50	$(12)	$0	$0	$(12)	$38	$0	$38
BPS	243	0	0	243	(8)	0	0	(8)	235	(340)	(105)
CBK	0	0	0	0	(46)	0	0	(46)	(46)	0	(46)
SCX	1,161	0	0	1,161	(260)	0	0	(260)	901	(1,810)	(909)
UAG	18	0	0	18	0	0	0	0	18	0	18

Total Over the Counter	$1,472	$0	$0	$1,472	$(326)	$0	$0	$(326)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,862	$1,862

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,472	$0	$1,472

	$0	$0	$0	$1,472	$1,862	$3,334

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$79	$0	$0	$2,190	$2,269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$326	$0	$326

	$0	$79	$0	$326	$2,190	$2,595

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	63

Schedule of Investments	PIMCO High Income Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$241	$0	$0	$56,128	$56,369

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,217	$0	$3,217
Swap Agreements	0	0	0	0	487	487

	$0	$0	$0	$3,217	$487	$3,704

	$0	$241	$0	$3,217	$56,615	$60,073

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$541	$0	$0	$(57,518)	$(56,977)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,166	$0	$1,166
Swap Agreements	0	0	0	0	(495)	(495)

	$0	$0	$0	$1,166	$(495)	$671

	$0	$541	$0	$1,166	$(58,013)	$(56,306)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$131,428	$6,472	$137,900
Corporate Bonds & Notes
Banking & Finance	0	84,067	17,013	101,080
Industrials	0	250,296	11,175	261,471
Utilities	0	69,275	0	69,275
Convertible Bonds & Notes
Industrials	0	4,760	0	4,760
Municipal Bonds & Notes
District of Columbia	0	13,064	0	13,064
Illinois	0	22,999	0	22,999
New York	0	371	0	371
Puerto Rico	0	8,393	0	8,393
Texas	0	11,055	0	11,055
Virginia	0	1,335	0	1,335
West Virginia	0	7,056	0	7,056
U.S. Government Agencies	0	9,703	8,293	17,996
Non-Agency Mortgage-Backed Securities	0	77,007	0	77,007
Asset-Backed Securities	0	65,868	5,814	71,682
Sovereign Issues	0	21,208	0	21,208
Common Stocks
Communication Services	5,905	0	2,513	8,418
Energy	2,961	0	91	3,052
Industrials	0	46	13,137	13,183
Materials	0	0	1,134	1,134
Warrants
Industrials	0	0	706	706
Information Technology	0	0	13,318	13,318
Preferred Securities
Banking & Finance	0	63,895	0	63,895
Industrials	0	366	62,950	63,316

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Real Estate Investment Trusts
Real Estate	$24,607	$0	$0	$24,607
Short-Term Instruments
Repurchase Agreements	0	9,564	0	9,564
Argentina Treasury Bills	0	406	0	406
U.S. Treasury Bills	0	34,546	0	34,546
U.S. Treasury Cash Management Bills	0	1,999	0	1,999

Total Investments	$33,473	$888,707	$142,616	$1,064,796

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,862	0	1,862
Over the counter	0	1,472	0	1,472

	$0	$3,334	$0	$3,334

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,269)	0	(2,269)
Over the counter	0	(326)	0	(326)

	$0	$(2,595)	$0	$(2,595)

Total Financial Derivative Instruments	$0	$739	$0	$739

Totals	$33,473	$889,446	$142,616	$1,065,535

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$15,719	$2,098	$(9,317)	$(15)	$83	$315	$0	$(2,411)	$6,472	$99
Corporate Bonds & Notes
Banking & Finance	0	17,021	0	0	0	(8)	0	0	17,013	(8)
Industrials	0	0	0	0	0	0	11,175	0	11,175	0
U.S. Government Agencies	8,336	0	(95)	14	32	6	0	0	8,293	1
Asset-Backed Securities	5,870	858	0	0	0	(914)	0	0	5,814	(914)
Common Stocks
Communication Services	3,223	0	0	0	0	(710)	0	0	2,513	(711)
Energy	91	0	0	0	0	0	0	0	91	0
Industrials	9,968	0	0	0	0	3,169	0	0	13,137	3,168
Materials(2)	1,150	0	0	0	0	(16)	0	0	1,134	(16)
Warrants
Industrials	1,131	0	0	0	0	(425)	0	0	706	(425)
Information Technology	11,995	0	0	0	0	1,323	0	0	13,318	1,322
Preferred Securities
Industrials	56,717	0	0	0	0	6,233	0	0	62,950	7,985

Totals	$114,200	$19,977	$(9,412)	$(1)	$115	$8,973	$11,175	$(2,411)	$142,616	$10,501

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,126	Reference Instrument	Yield		5.840	—
	1,346	Third Party Vendor	Broker Quote		62.500-100.125	98.286
Corporate Bonds & Notes
Banking & Finance	17,013	Proxy Pricing	Base Price		97.500-98.720	97.580
Industrials	11,175	Reference Instrument	Weighted Average	BRL	50.376	—
U.S. Government Agencies	8,293	Proxy Pricing	Base Price		61.520	—
Asset-Backed Securities	5,814	Proxy Pricing	Base Price		7,069.430-43,078.320	21,631.699
Common Stocks
Communication Services	2,513	Reference Instrument	Liquidity Discount		10.000	—
Energy	91	Other Valuation Techniques(3)	—		—	—
Industrials	13,137	Discounted Cash Flow	Discount Rate		10.500	—
Materials	1,134	Other Valuation Techniques(3)	—		—	—
Warrants
Industrials	706	Other Valuation Techniques(3)	—		—	—
Information Technology	13,318	Comparable Company	EBITDA Multiple	X	4.400	—
Preferred Securities
Industrials	61,092	Comparable Company	EBITDA Multiple	X/X	11.300/8.800	—
	1,858	Comparable Company/ Discount Cash Flow	Book Value Multiple/ Discount Rate	X/%	0.280/19.970	—

Total	$142,616

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	65

Schedule of Investments	PIMCO Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 26.0%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$700	$728

AP Core Holdings II LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		5,350	5,397

Caesars Resort Collection LLC
2.855% (LIBOR03M + 2.750%) due 12/23/2024 ~		6,321	6,294

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	1,194	1,340
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$564	560

DEI Sales, Inc.
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		2,568	2,564

Emerald TopCo, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 07/24/2026 ~		54	53

Encina Private Credit LLC
TBD% (LIBOR03M + 3.716%) due 11/30/2025 «~µ		4,037	4,037

Envision Healthcare Corp.
3.840% - 3.855% (LIBOR03M + 3.750%) due 10/10/2025 ~		11,473	8,924

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		2,381	2,388

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		193	0

Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		3,438	3,444
8.750% due 10/18/2027 «	CAD	750	591

Intelsat Jackson Holdings SA
TBD% (LIBOR03M + 4.750%) due 10/13/2022 ~		$674	674
TBD% due 02/01/2029		2,470	2,466
TBD% due 01/25/2030 «		8,343	8,109

Lealand Finance Co. BV
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		40	25

Lealand Finance Co. BV
4.104% - 1.105% (LIBOR03M + 1.000%) due 06/30/2025 ~		183	88

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		1,400	1,401

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		3,491	3,396

Promotora de Informaciones SA
4.500% (EUR003M + 4.500%) due 11/30/2022 ~	EUR	3,093	3,388

PUG LLC
3.605% (LIBOR03M + 3.500%) due 02/12/2027 ~		$883	878
4.750% (LIBOR03M + 4.250%) due 02/12/2027 ~		1,197	1,201

Redstone Buyer LLC
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,665	1,552

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		597	596

Sasol Ltd.
TBD% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,440	2,366

Sequa Mezzanine Holdings LLC (11.750% Cash)
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~(d)		42	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		$1,800	$1,904

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)	EUR	6,756	6,368

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		$7,493	7,485
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		783	782

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		4,918	4,744

Telemar Norte Leste SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		4,415	1,700

U.S. Renal Care, Inc.
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		2,195	2,184

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,800	1,800

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		2,241	695

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,363	1,369

Total Loan Participations and Assignments (Cost $95,781)			91,533

CORPORATE BONDS & NOTES 71.3%

BANKING & FINANCE 17.1%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		135	180

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (n)		2,400	2,290

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	700	750
2.625% due 04/28/2025		3,774	4,176
3.625% due 09/24/2024		1,483	1,667
5.375% due 01/18/2028 •		1,211	1,040
8.000% due 01/22/2030 •		541	486
8.500% due 09/10/2030 •		938	859
10.500% due 07/23/2029		633	628

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	101

Barclays PLC
6.375% due 12/15/2025 •(j)(k)	GBP	600	859
7.125% due 06/15/2025 •(j)(k)		5,100	7,434

Claveau Re Ltd.
17.420% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$600	575

Cosaint Re Pte Ltd.
9.415% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	410

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	208
7.500% due 12/11/2023 •(j)(k)		640	684
7.500% due 12/11/2023 •(j)(k)(n)		3,200	3,419

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		179	184

GSPA Monetization Trust
6.422% due 10/09/2029		1,343	1,402

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	282
6.000% due 09/29/2023 •(j)(k)(n)	EUR	1,200	1,445
6.500% due 03/23/2028 •(j)(k)		$200	215

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		2,900	3,218
7.875% due 06/27/2029 •(j)(k)	GBP	3,219	5,258

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		$1,800	1,852
4.500% due 01/15/2028		1,280	1,357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
8.000% due 08/10/2025 •(j)(k)		$3,000	$3,383

Newmark Group, Inc.
6.125% due 11/15/2023		28	30

OneMain Finance Corp.
6.125% due 03/15/2024		66	69

Oxford Finance LLC
6.375% due 02/01/2027 (c)		1,200	1,227

PRA Group, Inc.
7.375% due 09/01/2025 (n)		1,000	1,062

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	2,850	4,068

Societe Generale SA
7.375% due 10/04/2023 •(j)(k)		$300	317

Starwood Property Trust, Inc.
4.375% due 01/15/2027		600	599

UBS Group AG
4.875% due 02/12/2027 •(j)(k)		1,400	1,402

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	204	303

Uniti Group LP
6.000% due 01/15/2030 (n)		$3,468	3,177

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		3,865	3,604

			60,220

INDUSTRIALS 45.8%

Air Canada
3.875% due 08/15/2026 (n)		1,500	1,467

Altice Financing SA
5.750% due 08/15/2029 (n)		1,305	1,222

American Airlines, Inc.
5.500% due 04/20/2026 (n)		500	513

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)		700	663

Associated Materials LLC
9.000% due 09/01/2025		147	155

Boeing Co.
5.705% due 05/01/2040		416	501
5.805% due 05/01/2050 (n)		540	680
5.930% due 05/01/2060 (n)		500	636
6.125% due 02/15/2033 (n)		885	1,078

Bombardier, Inc.
7.500% due 12/01/2024 (n)		1,614	1,673
7.500% due 03/15/2025 (n)		3,414	3,463

Broadcom, Inc.
3.187% due 11/15/2036 (n)		36	34
4.150% due 11/15/2030 (n)		268	285

CGG SA
7.750% due 04/01/2027	EUR	1,300	1,478
8.750% due 04/01/2027 (n)		$1,944	1,947

Charter Communications Operating LLC
3.700% due 04/01/2051		100	89
3.850% due 04/01/2061		200	173
3.900% due 06/01/2052 (n)		2,900	2,662
4.400% due 12/01/2061 (n)		2,600	2,466

CommScope, Inc.
8.250% due 03/01/2027		2,842	2,785

Community Health Systems, Inc.
5.250% due 05/15/2030 (c)		3,000	2,992
6.625% due 02/15/2025		1,559	1,614
8.000% due 03/15/2026 (n)		906	944

Coty, Inc.
3.875% due 04/15/2026	EUR	3,300	3,718
5.000% due 04/15/2026 (n)		$2,600	2,615

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		353	428

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		508	579

DISH DBS Corp.
5.250% due 12/01/2026 (n)		920	894
5.750% due 12/01/2028 (n)		1,470	1,409

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Embecta Corp.
5.000% due 02/15/2030 (c)		$1,800	$1,805

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		2,205	1,151

Exela Intermediate LLC
11.500% due 07/15/2026		42	26

Ferroglobe PLC
9.375% due 12/31/2025 (l)		1,357	1,409

Fertitta Entertainment LLC
6.750% due 01/15/2030		1,100	1,071

Ford Motor Co.
7.700% due 05/15/2097 (n)		7,435	9,838

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,313	3,384

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		881	852

HCA, Inc.
7.500% due 11/15/2095 (n)		1,050	1,354

Hertz Corp.
5.000% due 12/01/2029		1,400	1,350

HollyFrontier Corp.
4.500% due 10/01/2030 (n)		5,101	5,364

Intelsat Connect Finance SA
9.500% due 02/15/2023 ^(e)		39	6

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 ^(e)		1,646	720
8.000% due 02/15/2024		18	18
8.500% due 10/15/2024 ^(e)		5,416	2,444
9.750% due 07/15/2025 ^(e)		4,805	2,128

Intelsat Luxembourg SA
8.125% due 06/01/2023 ^(e)		524	3

Inter Media & Communication SpA
6.750% due 02/09/2027 (c)	EUR	1,500	1,689

Las Vegas Sands Corp.
3.900% due 08/08/2029 (n)		$200	200

Lindblad Expeditions LLC
6.750% due 02/15/2027 (c)		650	656

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		800	769

Minerva Merger Sub, Inc.
6.500% due 02/15/2030 (c)		4,000	3,997

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		1,600	1,814
12.250% due 05/15/2024 (n)		1,078	1,257

New Albertsons LP
6.570% due 02/23/2028		2,800	3,107

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		5,300	5,747

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		725	806

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/03/2022 (h)(j)		450	2

Oi Movel SA
8.750% due 07/30/2026		3,270	3,335

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	1,400	1,476

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		$63	66

Petroleos Mexicanos
4.875% due 02/21/2028	EUR	556	627
6.700% due 02/16/2032 (n)		$869	862
6.750% due 09/21/2047 (n)		5,469	4,701
6.950% due 01/28/2060		150	129
7.690% due 01/23/2050		1,160	1,077

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	225

Rolls-Royce PLC
3.625% due 10/14/2025		$700	688
5.750% due 10/15/2027	GBP	800	1,191

Sands China Ltd.
2.300% due 03/08/2027 (n)		$400	364
2.850% due 03/08/2029 (n)		300	271
3.250% due 08/08/2031		200	179
5.400% due 08/08/2028 (n)		2,702	2,791

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (n)		$1,557	$1,563

Studio City Finance Ltd.
6.000% due 07/15/2025 (n)		1,000	943
6.500% due 01/15/2028 (n)		1,000	937

Syngenta Finance NV
5.676% due 04/24/2048 (n)		1,990	2,347

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		970	1,087
5.750% due 09/30/2039 (n)		5,745	6,679

Transocean Pontus Ltd.
6.125% due 08/01/2025		1,354	1,336

Transocean, Inc.
7.250% due 11/01/2025		68	53
7.500% due 01/15/2026		56	43
8.000% due 02/01/2027		66	50

Triumph Group, Inc.
6.250% due 09/15/2024		32	32

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,782	1,820

Unigel Luxembourg SA
8.750% due 10/01/2026		200	212

United Airlines, Inc.
4.375% due 04/15/2026 (n)		1,100	1,094
4.625% due 04/15/2029		300	297

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		283	286

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		2,952	3,074

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		29	37
6.875% due 11/10/2039 (n)		257	332

Vale SA
2.762% due 12/29/2049 «~(j)	BRL	60,000	5,587

Veritas U.S., Inc.
7.500% due 09/01/2025		$557	569

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		3,217	3,599

VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		1,100	1,070

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		4,144	4,186

Wolverine Escrow LLC
8.500% due 11/15/2024		5,935	5,171
9.000% due 11/15/2026 (n)		4,397	3,855

Wynn Las Vegas LLC
5.500% due 03/01/2025 (n)		1,900	1,913

Wynn Macau Ltd.
5.500% due 01/15/2026 (n)		1,000	940
5.625% due 08/26/2028 (n)		500	458

ZipRecruiter, Inc.
5.000% due 01/15/2030 (n)		1,500	1,486

			161,168

UTILITIES 8.4%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		2,068	1,054

Genesis Energy LP
8.000% due 01/15/2027 (n)		975	983

NGD Holdings BV
6.750% due 12/31/2026		188	155

Northwestern Bell Telephone
7.750% due 05/01/2030 (n)		7,000	8,429

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		149	81

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		158	156

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		3,093	646

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		2,070	1,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
3.750% due 08/15/2042		$10	$9
4.000% due 12/01/2046		1,004	922
4.300% due 03/15/2045		11	10
4.450% due 04/15/2042 (n)		322	310
4.500% due 07/01/2040 (n)		939	920
4.500% due 12/15/2041		10	9
4.550% due 07/01/2030 (n)		1,877	1,956
4.600% due 06/15/2043		8	8
4.750% due 02/15/2044 (n)		2,810	2,771
4.950% due 07/01/2050 (n)		2,360	2,415

Peru LNG Srl
5.375% due 03/22/2030		4,372	3,786

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	146

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		$1,638	1,748

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		1,154	1,121

			29,359

Total Corporate Bonds & Notes (Cost $251,163)			250,747

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		1,600	1,493

Total Convertible Bonds & Notes (Cost $1,600)			1,493

MUNICIPAL BONDS & NOTES 2.9%

ILLINOIS 1.7%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		4,200	5,830

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		45	51

			5,881

PUERTO RICO 0.4%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		1,800	1,625

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		370	384

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		21,900	2,334

Total Municipal Bonds & Notes (Cost $7,910)			10,224

U.S. GOVERNMENT AGENCIES 2.1%

Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)		2,067	209
4.000% due 11/25/2042 (a)		948	115
5.858% due 07/25/2029		570	645
5.942% due 02/25/2049 (a)		462	55
14.694% due 12/25/2040		132	161

Freddie Mac
0.000% due 02/25/2046 (b)(h)		564	474
0.100% due 02/25/2046 (a)		564	0
0.700% due 11/25/2055 (a)		16,454	1,330
3.000% due 11/15/2033 (a)		1,542	99

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	67

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.170% due 11/25/2055 «		$3,904	$2,402
7.658% due 12/25/2027		1,483	1,560
9.796% due 11/15/2040		134	149
10.858% due 03/25/2025		168	171

Total U.S. Government Agencies (Cost $7,517)			7,370

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

Alternative Loan Trust
0.458% due 05/25/2037 ^•		123	37
2.750% due 04/25/2036 ^~		218	197
5.500% due 03/25/2035		103	62
5.500% due 12/25/2035 ^		935	650
5.750% due 01/25/2035		79	81
6.000% due 02/25/2035		133	127
6.000% due 08/25/2036 ^•		138	106
6.000% due 04/25/2037 ^		384	239
6.250% due 11/25/2036 ^		236	214
6.250% due 12/25/2036 ^•		673	421
6.500% due 08/25/2036 ^		190	95

Alternative Loan Trust Resecuritization
6.000% due 05/25/2036 ^		800	620
6.000% due 08/25/2037 ^~		394	290

Banc of America Funding Trust
6.000% due 08/25/2036 ^		446	456

BCAP LLC Trust
0.000% due 06/26/2036 ~		33	24
2.903% due 03/27/2036 ~		753	614
4.797% due 03/26/2037 þ		323	501

Bear Stearns ALT-A Trust
0.428% due 06/25/2046 ^•		967	949
2.882% due 11/25/2036 ^~		156	101
3.065% due 09/25/2047 ^~		2,017	1,312
3.075% due 09/25/2035 ^~		145	106

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		89	90

CD Mortgage Trust
5.688% due 10/15/2048		178	171

Chase Mortgage Finance Trust
2.926% due 12/25/2035 ^~		2	2
6.000% due 02/25/2037 ^		303	167
6.000% due 07/25/2037 ^		220	145
6.250% due 10/25/2036 ^		578	362

CHL Mortgage Pass-Through Trust
2.504% due 02/20/2035 ~		3	3
5.500% due 10/25/2035 ^		178	139
6.250% due 09/25/2036 ^		168	91

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		5	5

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~		211	36

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.058% due 06/25/2034 •		2,030	2,076

Eurosail-UK PLC
4.095% due 06/13/2045 •	GBP	239	310

Freddie Mac
7.850% due 11/25/2041 •		$1,900	1,906

GSR Mortgage Loan Trust
6.000% due 02/25/2036 ^		1,084	643

HarborView Mortgage Loan Trust
0.823% due 01/19/2035 •		41	41
2.662% due 07/19/2035 ^~		15	13

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,622	779

Jackson Park Trust
3.242% due 10/14/2039 ~		1,033	906

JP Morgan Alternative Loan Trust
2.745% due 03/25/2036 ^~		470	418
3.308% due 03/25/2037 ^~		397	417

JP Morgan Mortgage Trust
2.608% due 01/25/2037 ^~		102	91
2.667% due 02/25/2036 ^~		100	83

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		55	35
5.534% due 02/15/2040 ^~		91	37

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.328% due 06/25/2047 •		$532	$514

Merrill Lynch Mortgage Investors Trust
2.709% due 03/25/2036 ^~		614	389

Morgan Stanley Capital Trust
4.456% due 11/15/2034 •		1,200	1,150

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~		2,184	892

Natixis Commercial Mortgage Securities Trust
2.356% due 11/15/2034 •		1,065	1,056

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		389	221
6.000% due 07/25/2037 ^		631	351
6.250% due 09/25/2037 ^		1,195	682

RFMSI Trust
4.182% due 08/25/2036 ^~		213	195
6.000% due 09/25/2036 ^		54	50
6.000% due 06/25/2037 ^		722	702

STARM Mortgage Loan Trust
2.225% due 04/25/2037 ^~		247	162
2.298% due 02/25/2037 ^~		53	49

Structured Adjustable Rate Mortgage Loan Trust
2.818% due 11/25/2036 ^~		445	425
2.901% due 01/25/2036 ^~		498	364

WaMu Mortgage Pass-Through Certificates Trust
1.725% due 12/25/2046 •		202	197
3.075% due 02/25/2037 ^~		151	150
3.262% due 10/25/2036 ^~		214	210

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		20	20

Total Non-Agency Mortgage-Backed Securities (Cost $24,144)			23,947

ASSET-BACKED SECURITIES 8.8%

ABFC Trust
0.258% due 10/25/2036 •		2,340	2,321

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	1,090

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	1,152

Argent Securities Trust
0.488% due 03/25/2036 •		6,330	4,466

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	923

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$211	137

Belle Haven ABS CDO Ltd.
0.459% due 07/05/2046 •		85,896	204

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	532
0.010% due 10/22/2031 ~		1,000	368

Citigroup Mortgage Loan Trust
0.258% due 12/25/2036 •		2,906	1,474

Dryden 58 CLO Ltd.
0.000% due 07/17/2031 ~		5,689	4,245

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		4	285

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	146

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$2,700	1,346

Lehman XS Trust
6.790% due 06/24/2046 þ		441	471

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	564
0.000% due 03/15/2030 «(h)		3	317

Merrill Lynch Mortgage Investors Trust
0.428% due 04/25/2037 •		212	142

Morgan Stanley Mortgage Loan Trust
0.348% due 04/25/2037 •		2,697	1,040
6.250% due 02/25/2037 ^~		228	140

RAMP Trust
0.668% due 09/25/2036 •		135	133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.388% due 05/25/2036 •		$4,345	$2,931

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,156

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	862

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	283

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(h)		846	162

South Coast Funding Ltd.
0.746% due 08/10/2038 •		5,486	630

Symphony CLO Ltd.
4.838% due 07/14/2026 •		1,000	999

Taberna Preferred Funding Ltd.
0.520% due 08/05/2036 •		145	129
0.520% due 08/05/2036 ^•		2,726	2,413

Total Asset-Backed Securities (Cost $44,014)			31,061

SOVEREIGN ISSUES 2.7%

Argentina Bocon
34.191% (BADLARPP) due 10/04/2022 ~	ARS	28	0

Argentina Bonar Bonds
0.500% due 07/09/2030 þ		$1,735	520
1.125% due 07/09/2035 þ		1,948	588

Argentina Government International Bond
0.500% due 07/09/2030 þ		192	65
1.000% due 07/09/2029		366	130
1.125% due 07/09/2035 þ		151	47
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ		6,188	2,361
2.500% due 07/09/2041 þ		2,872	1,028

Argentina Treasury Bond BONCER
1.400% due 03/25/2023	ARS	45,789	192

Argentine Bonos del Tesoro
15.500% due 10/17/2026		26,000	43

Egypt Government International Bond
5.625% due 04/16/2030	EUR	900	881
6.375% due 04/11/2031		382	378
7.500% due 02/16/2061		$900	701

Ghana Government International Bond
6.375% due 02/11/2027		300	242
7.875% due 02/11/2035		400	301
8.750% due 03/11/2061		200	149

Ivory Coast Government International Bond
6.625% due 03/22/2048	EUR	400	430

Provincia de Buenos Aires
40.893% due 04/12/2025	ARS	217,314	816

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$600	551

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		12	1
9.250% due 09/15/2027 ^(e)		151	9

Total Sovereign Issues (Cost $15,695)			9,470

		SHARES
COMMON STOCKS 2.7%

COMMUNICATION SERVICES 0.8%

Clear Channel Outdoor Holdings, Inc. (f)		261,329	800

iHeartMedia, Inc. ‘A’ (f)		62,317	1,256

iHeartMedia, Inc. ‘B’ «(f)		48,387	877

			2,933

ENERGY 0.1%

Axis Energy Services ‘A’ «(f)(l)		1,253	18

Noble Finance Co. (f)(l)		10,196	252

Valaris Ltd. (f)		1,183	49

			319

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.7%

Neiman Marcus Group Ltd. LLC «(f)(l)	39,846	$5,777

Noble Corp. (f)	781	20

Voyager Aviation Holdings LLC (f)	538	0

Westmoreland Mining Holdings «(f)(l)	25,438	0

		5,797

MATERIALS 0.1%

Associated Materials Group, Inc. «(f)(l)	55,999	391

Total Common Stocks (Cost $6,435)		9,440

WARRANTS 2.0%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	394,000	155

INFORMATION TECHNOLOGY 1.9%

Windstream Holdings LLC - Exp. 09/21/2055 «	272,031	6,740

Total Warrants (Cost $2,252)		6,895

PREFERRED SECURITIES 8.0%

BANKING & FINANCE 3.9%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	35,000	40

	SHARES	MARKET VALUE (000S)

Nationwide Building Society
10.250% ~	16,350	$4,112

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	6,532,550	9,508

		13,660

INDUSTRIALS 4.1%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)	127,000	125

Sequa Corp. (15.000% PIK)
15.000% «(d)	12,205	13,396

Voyager Aviation Holdings LLC
9.500% «	3,228	990

		14,511

Total Preferred Securities (Cost $21,203)		28,171

REAL ESTATE INVESTMENT TRUSTS 2.2%

REAL ESTATE 2.2%

CBL & Associates Properties, Inc.	9,309	281

Uniti Group, Inc.	133,286	1,607

VICI Properties, Inc.	202,347	5,791

Total Real Estate Investment Trusts (Cost $3,664)		7,679

SHORT-TERM INSTRUMENTS 13.0%

REPURCHASE AGREEMENTS (m) 2.9%
		10,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
42.739% due 04/29/2022 (h)(i)	ARS	16,814	$63

U.S. TREASURY BILLS 9.4%
0.056% due 02/17/2022 - 04/21/2022 (c)(g)(h)(p)(r)		$33,279	33,270

U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
0.101% due 04/26/2022 (h)(i)		2,400	2,399

Total Short-Term Instruments (Cost $45,800)			45,782

Total Investments in Securities (Cost $527,178)			523,812

Total Investments 148.9% (Cost $527,178)			$523,812

Financial Derivative Instruments (o)(q) 0.2% (Cost or Premiums, net $4,317)			820

Auction Rate Preferred Shares (12.8)%			(45,200)

Other Assets and Liabilities, net (36.3)%			(127,578)

Net Assets Applicable to Common Shareholders 100.0%			$351,854

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	69

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$355	$391	0.11%
Axis Energy Services ‘A’	07/01/2021	18	18	0.01
Ferroglobe PLC 9.375% due 12/31/2025	10/27/2021	1,378	1,409	0.40
Neiman Marcus Group Ltd. LLC	09/25/2020	1,307	5,777	1.64
Noble Corp.	02/05/2021 - 02/27/2021	137	252	0.07
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	0	0.00

		$3,928	$7,847	2.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	01/31/2022	02/01/2022	$10,050	U.S. Treasury Notes 0.875% due 01/31/2024	$(10,251)	$10,050	$10,050

Total Repurchase Agreements						$(10,251)	$10,050	$10,050

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.120%	01/07/2022	TBD	(2)	$(1,902)	$(1,902)
BPS	0.300	01/14/2022	02/18/2022		(665)	(666)
	0.490	08/12/2021	02/15/2022		(4,423)	(4,433)
	0.490	09/27/2021	02/15/2022		(2,977)	(2,982)
	0.490	01/20/2022	02/15/2022		(1,882)	(1,883)
	0.500	10/20/2021	02/03/2022		(2,907)	(2,911)
	0.500	02/03/2022	03/10/2022		(2,790)	(2,790)
	0.520	11/08/2021	03/21/2022		(922)	(924)
	0.530	12/08/2021	05/12/2022		(1,252)	(1,253)
	0.540	10/14/2021	03/08/2022		(1,497)	(1,500)
BRC	0.500	08/06/2021	02/07/2022		(8,949)	(8,971)
	0.500	09/03/2021	03/03/2022		(9,461)	(9,481)
	0.500	09/07/2021	03/07/2022		(914)	(916)
	0.500	09/30/2021	02/07/2022		(922)	(924)
	0.500	10/21/2021	02/07/2022		(2,303)	(2,306)
	0.500	12/23/2021	03/10/2022		(681)	(681)
	0.550	09/02/2021	03/10/2022		(1,383)	(1,386)
BYR	0.640	08/16/2021	03/25/2022		(251)	(251)
	0.640	10/18/2021	03/25/2022		(725)	(726)
	0.640	11/26/2021	03/25/2022		(1,698)	(1,701)
	0.640	12/08/2021	03/25/2022		(738)	(739)
	0.640	12/15/2021	03/25/2022		(943)	(944)
	0.640	01/20/2022	03/25/2022		(160)	(160)
CDC	0.280	01/05/2022	02/03/2022		(2,267)	(2,267)
	0.330	01/14/2022	03/18/2022		(1,836)	(1,836)
	0.430	01/27/2022	05/02/2022		(1,307)	(1,307)
	0.450	02/03/2022	05/09/2022		(2,215)	(2,215)
	0.490	01/14/2022	04/14/2022		(2,948)	(2,949)
FBF	(0.500)	01/20/2022	TBD	(2)	(1,278)	(1,278)
IND	0.250	12/21/2021	03/17/2022		(4,157)	(4,158)
	0.270	08/30/2021	03/01/2022		(3,064)	(3,068)
	0.270	08/31/2021	03/01/2022		(3,334)	(3,337)
	0.270	10/22/2021	03/01/2022		(1,872)	(1,874)
	0.280	09/10/2021	03/10/2022		(1,292)	(1,293)
	0.300	08/16/2021	03/09/2022		(595)	(596)
	0.300	09/30/2021	03/09/2022		(291)	(292)
	0.300	10/21/2021	03/09/2022		(619)	(619)
	0.370	12/21/2021	03/17/2022		(6,579)	(6,582)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.410%	10/12/2021	04/12/2022			$(2,195)	$(2,198)
	0.420	08/02/2021	02/02/2022			(8,085)	(8,102)
	0.440	10/12/2021	04/12/2022			(2,532)	(2,535)
	0.440	02/02/2022	05/06/2022			(7,790)	(7,790)
JML	(0.350)	01/17/2022	05/11/2022		EUR	(1,220)	(1,370)
	0.600	01/18/2022	04/19/2022		GBP	(195)	(263)
RDR	0.350	01/20/2022	03/22/2022			$(2,460)	(2,460)
SOG	0.500	08/30/2021	03/01/2022			(1,801)	(1,805)
	0.500	09/30/2021	03/07/2022			(5,823)	(5,833)
	0.500	10/01/2021	04/01/2022			(3,787)	(3,794)
	0.500	10/29/2021	04/19/2022			(447)	(447)
	0.500	11/04/2021	04/13/2022			(491)	(492)
	0.500	01/13/2022	03/07/2022			(1,292)	(1,292)
	0.550	12/23/2021	05/04/2022			(4,134)	(4,137)
	0.550	12/27/2021	05/04/2022			(594)	(594)
	0.670	01/07/2022	07/06/2022			(825)	(825)
	0.670	01/07/2022	07/08/2022			(3,828)	(3,830)
UBS	0.350	08/19/2021	TBD	(2)		(491)	(491)

Total Reverse Repurchase Agreements							$(132,359)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,902)	$0	$(1,902)	$1,991	$89
BPS	0	(19,342)	0	(19,342)	18,878	(464)
BRC	0	(24,665)	0	(24,665)	28,450	3,785
BYR	0	(4,521)	0	(4,521)	5,245	724
CDC	0	(10,574)	0	(10,574)	8,846	(1,728)
FBF	0	(1,278)	0	(1,278)	1,496	218
FICC	10,050	0	0	10,050	(10,251)	(201)
IND	0	(42,444)	0	(42,444)	37,799	(4,645)
JML	0	(1,633)	0	(1,633)	1,727	94
RDR	0	(2,460)	0	(2,460)	2,495	35
SOG	0	(23,049)	0	(23,049)	26,436	3,387
UBS	0	(491)	0	(491)	612	121

Total Borrowings and Other Financing Transactions	$10,050	$(132,359)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(45,529)	$(56,556)	$(16,987)	$(119,072)
Sovereign Issues	0	0	(492)	0	(492)

Total Borrowings	$0	$(45,529)	$(57,048)	$(16,987)	$(119,564)

Payable for reverse repurchase agreements(4)					$(119,564)

(n)	Securities with an aggregate market value of $132,319 and cash of $1,674 have been pledged as collateral under the terms of the above master agreements as of January 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended January 31, 2022 was $(151,557) at a weighted average interest rate of 0.408%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(12,795) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	71

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.464%	$	300	$(1)	$13	$12	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.760		700	(3)	30	27	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	4.036	EUR	500	36	(11)	25	0	(5)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.209		1,986	76	13	89	0	(22)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.553		7,100	(868)	710	(158)	0	(24)

							$(760)	$755	$(5)	$0	$(51)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	11,000	$(85)	$745	$660	$67	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500	(3)	55	52	11	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	25,500	12	112	124	5	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	(736)	1,819	12	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(296)	427	7	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		4,900	0	77	77	0	(4)
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		21,600	(75)	(58)	(133)	16	0
Receive(5)	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		2,730	0	45	45	0	(2)
Receive(5)	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		4,500	0	56	56	0	(4)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	1,080	1,280	20	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		15,100	0	234	234	0	(11)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		16,100	0	299	299	0	(12)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	2,195	4,343	36	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	78	78	0	(1)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		7,000	(19)	(235)	(254)	3	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		36,300	3,000	405	3,405	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		20,100	(319)	454	135	0	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	26,406	23,695	0	(57)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	0	(23)	10	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(20)	429	409	28	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	145	111	29	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(115)	(120)	6	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	16,481	16,533	45	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	82	179	11	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	96	158	18	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		3,600	(69)	156	87	21	0

							$5,486	$48,190	$53,676	$345	$(93)

Total Swap Agreements							$4,726	$48,945	$53,671	$345	$(144)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$345	$345	$0	$0	$(144)	$(144)

(p)

Securities with an aggregate market value of $2,501 and cash of $11,425 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2022	CAD	734		$586	$9	$0
	06/2022	PEN	812		194	0	(14)

BPS	02/2022	EUR	4,864		5,563	98	0
	02/2022		$1,430	EUR	1,265	0	(9)
	02/2022		915	GBP	676	0	(5)
	10/2022		568	PEN	2,318	21	0

CBK	02/2022	PEN	1,266		$310	0	(19)
	02/2022		$294	PEN	1,134	1	0
	03/2022		16	RUB	1,194	0	(1)
	04/2022	PEN	1,070		$266	0	(10)
	08/2022		690		171	0	(6)
	10/2022		1,134		287	0	(1)
	12/2022		$324	PEN	1,357	19	0

GLM	04/2022		2	RUB	187	0	0

HUS	02/2022		584	EUR	516	0	(4)
	02/2022		9	RUB	630	0	(1)
	03/2022		3		257	0	0

SCX	02/2022	EUR	40,711		$46,323	586	0
	02/2022	GBP	18,711		25,341	177	0
	03/2022	EUR	43,794		49,120	0	(108)
	03/2022	GBP	18,035		24,192	0	(59)
	04/2022		$15	RUB	1,202	0	0

TOR	03/2022		127	MXN	2,689	3	0

Total Forward Foreign Currency Contracts						$914	$(237)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.817%	$500	$(98)	$87	$0	$(11)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.817	700	(139)	124	0	(15)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.817	800	(166)	149	0	(17)

							$(403)	$360	$0	$(43)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	3-Month USD-LIBOR	1.700%	Semi-Annual	02/17/2027	$18,000	$(4)	$14	$10	$0

MYC	Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027	10,900	(2)	(23)	0	(25)

							$(6)	$(9)	$10	$(25)

Total Swap Agreements							$(409)	$351	$10	$(68)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	73

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$9	$0	$0	$9	$(14)	$0	$0	$(14)	$(5)	$0	$(5)
BPS	119	0	0	119	(14)	0	(11)	(25)	94	0	94
CBK	20	0	0	20	(37)	0	0	(37)	(17)	0	(17)
GLM	0	0	10	10	0	0	0	0	10	0	10
GST	0	0	0	0	0	0	(15)	(15)	(15)	78	63
HUS	0	0	0	0	(5)	0	(17)	(22)	(22)	0	(22)
MYC	0	0	0	0	0	0	(25)	(25)	(25)	0	(25)
SCX	763	0	0	763	(167)	0	0	(167)	596	(1,190)	(594)
TOR	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$914	$0	$10	$924	$(237)	$0	$(68)	$(305)

(r)

Securities with an aggregate market value of $78 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$345	$345

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$914	$0	$914
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$914	$10	$924

	$0	$0	$0	$914	$355	$1,269

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$51	$0	$0	$93	$144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$237	$0	$237
Swap Agreements	0	43	0	0	25	68

	$0	$43	$0	$237	$25	$305

	$0	$94	$0	$237	$118	$449

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$137	$0	$0	$2,272	$2,409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,011	$0	$2,011
Swap Agreements	0	10	0	0	530	540

	$0	$10	$0	$2,011	$530	$2,551

	$0	$147	$0	$2,011	$2,802	$4,960

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$270	$0	$0	$(2,918)	$(2,648)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$816	$0	$816
Swap Agreements	0	(8)	0	0	(548)	(556)

	$0	$(8)	$0	$816	$(548)	$260

	$0	$262	$0	$816	$(3,466)	$(2,388)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$74,705	$16,828	$91,533
Corporate Bonds & Notes
Banking & Finance	0	60,220	0	60,220
Industrials	0	155,581	5,587	161,168
Utilities	0	29,359	0	29,359
Convertible Bonds & Notes
Industrials	0	1,493	0	1,493
Municipal Bonds & Notes
Illinois	0	5,881	0	5,881
Puerto Rico	0	1,625	0	1,625
Virginia	0	384	0	384
West Virginia	0	2,334	0	2,334
U.S. Government Agencies	0	4,968	2,402	7,370
Non-Agency Mortgage-Backed Securities	0	23,947	0	23,947
Asset-Backed Securities	0	27,715	3,346	31,061
Sovereign Issues	0	9,470	0	9,470
Common Stocks
Communication Services	2,056	0	877	2,933
Energy	301	0	18	319
Industrials	0	20	5,777	5,797
Materials	0	0	391	391
Warrants
Industrials	0	0	155	155
Information Technology	0	0	6,740	6,740
Preferred Securities
Banking & Finance	0	13,660	0	13,660
Industrials	0	125	14,386	14,511

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Real Estate Investment Trusts
Real Estate	$7,679	$0	$0	$7,679
Short-Term Instruments
Repurchase Agreements	0	10,050	0	10,050
Argentina Treasury Bills	0	63	0	63
U.S. Treasury Bills	0	33,270	0	33,270
U.S. Treasury Cash Management Bills	0	2,399	0	2,399

Total Investments	$10,036	$457,269	$56,507	$523,812

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	345	0	345
Over the counter	0	924	0	924

	$0	$1,269	$0	$1,269

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(144)	0	(144)
Over the counter	0	(305)	0	(305)

	$0	$(449)	$0	$(449)

Total Financial Derivative Instruments	$0	$820	$0	$820

Totals	$10,036	$458,089	$56,507	$524,632

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	75

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)	January 31, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$16,013	$10,732	$(5,550)	$(1)	$36	$58	$0	$(4,460)	$16,828	$(7)
Corporate Bonds & Notes
Industrials	0	0	0	0	0	0	5,587	0	5,587	0
U.S. Government Agencies	2,415	0	(28)	5	9	1	0	0	2,402	0
Asset-Backed Securities	4,386	0	0	24	0	(780)	0	(284)	3,346	(735)
Common Stocks
Communication Services	1,126	0	0	0	0	(249)	0	0	877	(248)
Energy	19	0	0	0	0	(1)	0	0	18	0
Industrials	4,384	0	0	0	0	1,393	0	0	5,777	1,393
Materials(2)	396	0	0	0	0	(5)	0	0	391	(5)
Warrants
Industrials	248	0	0	0	0	(93)	0	0	155	(93)
Information Technology	6,071	0	0	0	0	669	0	0	6,740	669
Preferred Securities
Industrials	13,020	0	0	0	0	1,366	0	0	14,386	1,751

Totals	$48,078	$10,732	$(5,578)	$28	$45	$2,359	$5,587	$(4,744)	$56,507	$2,725

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$8,109	Proxy Pricing	Base Price		97.500-99.491	98.524
	4,066	Reference Instrument	Yield		5.840	—
	616	Third Party Vendor	Broker Quote		62.500-100.125	98.588
	4,037	Waterfall Recoverability	Recovery Value		100.000	—
Corporate Bonds & Notes
Industrials	5,587	Reference Instrument	Weighted Average	BRL	50.376	—
U.S. Government Agencies	2,402	Proxy Pricing	Base Price		61.520	—
Asset-Backed Securities	3,346	Proxy Pricing	Base Price		19.190-85,000.000	43,652.559
Common Stocks
Communication Services	877	Reference Instrument	Liquidity Discount		10.000	—
Energy	18	Other Valuation Techniques(3)	—		—	—
Industrials	5,777	Discounted Cash Flow	Discount Rate		10.500	—
Materials	391	Other Valuation Techniques(3)	—		—	—
Warrants
Industrials	155	Other Valuation Techniques(3)	—		—	—
Information Technology	6,740	Comparable Company	EBITDA Multiple	X	4.400	—
Preferred Securities
Industrials	13,396	Comparable Company	EBITDA Multiple	X/X	11.300/8.800	—
	990	Comparable Company/ Dicscount cash Flow	Book Value Multiple/ Discount Rate	X/%	0.280/19.970	—

Total	$56,507

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund II	January 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 23.3%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$900	$936

AP Core Holdings II LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		10,811	10,906

Caesars Resort Collection LLC
2.855% (LIBOR03M + 2.750%) due 12/23/2024 ~		11,520	11,472

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,288	2,568
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$1,118	1,110

Clear Channel Outdoor Holdings, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~		3,780	3,734

DEI Sales, Inc.
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		5,036	5,030

Emerald TopCo, Inc.
3.605% - 3.799% (LIBOR03M + 3.500%) due 07/24/2026 ~		111	111

Envision Healthcare Corp.
3.840% - 3.855% (LIBOR03M + 3.750%) due 10/10/2025 ~		23,454	18,244

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		4,761	4,776

Forbes Energy Services LLC (7.000% PIK)
7.000% due 06/30/2022 «(d)		315	0

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		2,163	2,164

Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		6,812	6,825
8.750% due 10/18/2027 «	CAD	1,486	1,171

Intelsat Jackson Holdings SA
TBD% (LIBOR03M + 4.750%) due 10/13/2022 ~		$1,386	1,385
TBD% due 02/01/2029		5,076	5,068

Lealand Finance Co. BV
1.104% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		782	375
3.104% (LIBOR03M + 3.000%) due 06/28/2024 «~		88	55

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		2,700	2,701

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		6,983	6,792

Promotora de Informaciones SA
4.500% (EUR003M + 4.500%) due 11/30/2022 ~	EUR	6,136	6,721

PUG LLC
3.605% (LIBOR03M + 3.500%) due 02/12/2027 ~		$5,535	5,503

Redstone Buyer LLC
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		3,331	3,104

Rising Tide Holdings, Inc.
5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,095	1,093

Sasol Ltd.
TBD% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		4,745	4,600

Sequa Mezzanine Holdings LLC
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		94	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		$400	$423

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 ~(d)	EUR	13,187	12,429

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		$14,815	14,799
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,584	1,582

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		9,742	9,398

Telemar Norte Leste SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		8,757	3,371

TK Elevator Topco GmbH
3.625% (EUR003M + 3.625%) due 07/29/2027 ~	EUR	1,600	1,795

U.S. Renal Care, Inc.
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		$4,289	4,270

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,715	3,714

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		4,690	1,454

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,806	2,817

Total Loan Participations and Assignments (Cost $171,542)			162,590

CORPORATE BONDS & NOTES 67.5%

BANKING & FINANCE 18.0%

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		974	1,297

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (n)		4,800	4,580

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,800	2,999
2.625% due 04/28/2025		6,685	7,396
3.625% due 09/24/2024		1,200	1,349
5.375% due 01/18/2028 •		2,100	1,803
8.000% due 01/22/2030 •		2,102	1,889
8.500% due 09/10/2030 •		1,000	915
10.500% due 07/23/2029 (n)		1,541	1,530

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	800	201

Barclays PLC
6.125% due 12/15/2025 •(j)(k)		$2,115	2,252
7.125% due 06/15/2025 •(j)(k)	GBP	1,200	1,749
7.750% due 09/15/2023 •(j)(k)		$1,000	1,065
7.875% due 09/15/2022 •(j)(k)	GBP	415	577
8.000% due 06/15/2024 •(j)(k)		$400	437

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,000	1,109

Cosaint Re Pte Ltd.
9.415% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$900	923

Credit Agricole SA
7.875% due 01/23/2024 •(j)(k)		300	326

Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	209
7.500% due 12/11/2023 •(j)(k)(n)		1,463	1,563
7.500% due 12/11/2023 •(j)(k)		5,780	6,176

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		377	388

GSPA Monetization Trust
6.422% due 10/09/2029		2,887	3,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	$282
6.000% due 09/29/2023 •(j)(k)(n)	EUR	2,070	2,492
6.500% due 03/23/2028 •(j)(k)(n)		$300	323

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 «		17,148	16,719

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		5,999	6,657
7.625% due 06/27/2023 •(j)(k)	GBP	2,300	3,277
7.875% due 06/27/2029 •(j)(k)		6,518	10,646

Natwest Group PLC
6.000% due 12/29/2025 •(j)(k)		$2,400	2,533
8.000% due 08/10/2025 •(j)(k)		5,990	6,756

Newmark Group, Inc.
6.125% due 11/15/2023		62	66

OneMain Finance Corp.
6.125% due 03/15/2024		134	141

Oxford Finance LLC
6.375% due 02/01/2027 (c)		2,500	2,557

PRA Group, Inc.
7.375% due 09/01/2025 (n)		2,000	2,123

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	2,025	2,890

Societe Generale SA
6.750% due 04/06/2028 •(j)(k)		$200	214
7.375% due 10/04/2023 •(j)(k)(n)		600	633

Starwood Property Trust, Inc.
4.375% due 01/15/2027		1,300	1,298

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	611	1,005
6.052% due 10/13/2039 (n)		2,189	3,683

UBS Group AG
4.875% due 02/12/2027 •(j)(k)		$2,800	2,803

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	408	607

Uniti Group LP
6.000% due 01/15/2030 (n)		$6,865	6,290

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		8,297	7,737

			125,479

INDUSTRIALS 41.0%

Altice Financing SA
4.250% due 08/15/2029	EUR	1,547	1,637
5.750% due 08/15/2029 (n)		$3,239	3,032

Arches Buyer, Inc.
4.250% due 06/01/2028 (n)		1,500	1,420

Associated Materials LLC
9.000% due 09/01/2025		304	321

Boeing Co.
5.705% due 05/01/2040 (n)		860	1,037
5.805% due 05/01/2050 (n)		1,116	1,406
5.930% due 05/01/2060 (n)		1,036	1,317
6.125% due 02/15/2033 (n)		1,755	2,137

Bombardier, Inc.
7.500% due 12/01/2024 (n)		3,302	3,422
7.500% due 03/15/2025 (n)		7,700	7,810

Broadcom, Inc.
3.187% due 11/15/2036 (n)		76	72
3.500% due 02/15/2041 (n)		2,700	2,569
3.750% due 02/15/2051 (n)		1,100	1,062
4.150% due 11/15/2030 (n)		556	592

CGG SA
7.750% due 04/01/2027	EUR	2,600	2,956
8.750% due 04/01/2027 (n)		$3,656	3,661

Charter Communications Operating LLC
3.700% due 04/01/2051		200	177
3.850% due 04/01/2061		400	345
3.900% due 06/01/2052 (n)		5,900	5,415
4.400% due 12/01/2061 (n)		5,200	4,933

CommScope, Inc.
8.250% due 03/01/2027		4,700	4,606

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	77

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
5.250% due 05/15/2030 (c)		$6,000	$5,985
6.625% due 02/15/2025		4,788	4,958
8.000% due 03/15/2026 (n)		494	515

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		733	888

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		508	579

DISH DBS Corp.
5.250% due 12/01/2026 (n)		1,840	1,788
5.750% due 12/01/2028 (n)		2,920	2,800

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		4,556	2,377

Exela Intermediate LLC
11.500% due 07/15/2026		88	55

Ferroglobe PLC
9.375% due 12/31/2025 (l)		1,700	1,768

Fertitta Entertainment LLC
6.750% due 01/15/2030		2,300	2,239

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,252	1,268
6.875% due 03/01/2026 (n)		1,000	1,034

Ford Motor Co.
7.700% due 05/15/2097 (n)		9,770	12,927

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		7,590	7,752

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (n)		1,745	1,687

HCA, Inc.
7.500% due 11/15/2095 (n)		1,200	1,548

Hertz Corp.
5.000% due 12/01/2029		2,900	2,797

Intelsat Connect Finance SA
9.500% due 02/15/2023 ^(e)		52	8

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 ^(e)		3,453	1,511
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024 ^(e)		11,500	5,190
9.750% due 07/15/2025 ^(e)		9,438	4,180

Intelsat Luxembourg SA
8.125% due 06/01/2023 ^(e)		7,535	47

Inter Media & Communication SpA
6.750% due 02/09/2027 (c)	EUR	3,000	3,378

Lindblad Expeditions LLC
6.750% due 02/15/2027 (c)		$1,280	1,293

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (n)		1,900	1,827

Minerva Merger Sub, Inc.
6.500% due 02/15/2030 (c)		8,000	7,993

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		2,499	2,833
12.250% due 05/15/2024 (n)		2,236	2,607

New Albertsons LP
6.570% due 02/23/2028		6,800	7,546

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (n)		10,500	11,385

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		1,387	1,543

Odebrecht Oil & Gas Finance Ltd.
0.000% due 03/03/2022 (h)(j)		1,101	6

Oi Movel SA
8.750% due 07/30/2026		6,650	6,783

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		131	137

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,476	4,676
4.875% due 02/21/2028		318	358
5.950% due 01/28/2031 (n)		$2,567	2,446
6.700% due 02/16/2032 (n)		4,320	4,284
6.750% due 09/21/2047 (n)		4,224	3,631
6.950% due 01/28/2060		320	275
7.690% due 01/23/2050 (n)		2,320	2,153

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	400	449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QVC, Inc.
5.950% due 03/15/2043 (n)		$2,324	$2,118

Rolls-Royce PLC
3.625% due 10/14/2025 (n)		1,500	1,475

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 (n)	GBP	1,300	2,177

Sands China Ltd.
5.400% due 08/08/2028 (n)		$5,811	6,003

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (n)		3,142	3,153

Studio City Finance Ltd.
6.000% due 07/15/2025		2,100	1,980
6.500% due 01/15/2028 (n)		2,100	1,968

Topaz Solar Farms LLC
4.875% due 09/30/2039		2,020	2,262
5.750% due 09/30/2039 (n)		11,837	13,762

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		2,703	2,668

Transocean, Inc.
7.250% due 11/01/2025		74	58
7.500% due 01/15/2026		69	53
8.000% due 02/01/2027		134	101

Triumph Group, Inc.
6.250% due 09/15/2024		70	70

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		3,544	3,619

Unigel Luxembourg SA
8.750% due 10/01/2026		400	425

United Airlines, Inc.
4.375% due 04/15/2026 (n)		2,100	2,088

United Group BV
4.875% due 07/01/2024	EUR	100	113

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$571	576

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		5,271	5,489

Vale Overseas Ltd.
6.875% due 11/21/2036 (n)		53	68
6.875% due 11/10/2039		41	53

Vale SA
2.762% due 12/29/2049 «~(j)	BRL	110,000	10,244

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$1,123	1,147

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		6,375	7,131

VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		2,200	2,140

Windstream Escrow LLC
7.750% due 08/15/2028		8,528	8,614

Wolverine Escrow LLC
8.500% due 11/15/2024		11,725	10,216
9.000% due 11/15/2026 (n)		8,784	7,702

Wynn Las Vegas LLC
5.500% due 03/01/2025 (n)		3,800	3,827

Wynn Macau Ltd.
5.125% due 12/15/2029		200	181
5.500% due 01/15/2026 (n)		1,600	1,504
5.625% due 08/26/2028 (n)		1,000	916

ZipRecruiter, Inc.
5.000% due 01/15/2030 (n)		3,100	3,071

			286,414

UTILITIES 8.5%

AT&T, Inc.
3.850% due 06/01/2060		1,436	1,407

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		4,246	2,164

Genesis Energy LP
8.000% due 01/15/2027 (n)		1,937	1,953

NGD Holdings BV
6.750% due 12/31/2026		396	327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northwestern Bell Telephone
7.750% due 05/01/2030		$12,625	$15,203

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		248	134

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		409	405

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		8,013	1,673

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		4,000	3,332

Pacific Gas & Electric Co.
3.450% due 07/01/2025		228	232
3.750% due 08/15/2042		22	19
4.000% due 12/01/2046		8	7
4.300% due 03/15/2045		27	25
4.450% due 04/15/2042 (n)		535	516
4.500% due 07/01/2040 (n)		2,873	2,816
4.500% due 12/15/2041		22	21
4.550% due 07/01/2030 (n)		3,739	3,896
4.600% due 06/15/2043		18	18
4.750% due 02/15/2044 (n)		6,295	6,207
4.950% due 07/01/2050 (n)		4,703	4,813

Peru LNG Srl
5.375% due 03/22/2030		7,070	6,122

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	146
6.750% due 06/03/2050 (n)		$2,175	2,181

Rio Oil Finance Trust
8.200% due 04/06/2028		228	252
9.250% due 07/06/2024		427	456
9.250% due 07/06/2024 (n)		890	950
9.750% due 01/06/2027		400	454

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		3,825	3,716

			59,445

Total Corporate Bonds & Notes (Cost $479,436)			471,338

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026		3,400	3,173

Total Convertible Bonds & Notes (Cost $3,400)			3,173

MUNICIPAL BONDS & NOTES 2.5%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		56	63

OHIO 1.2%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111		6,000	8,603

PUERTO RICO 0.5%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		3,500	3,159

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		785	815

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	$45,700	$4,871

Total Municipal Bonds & Notes (Cost $12,560)		17,511

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
3.500% due 02/25/2042 (a)	394	35
4.500% due 11/25/2042 (a)	1,124	156
6.142% due 01/25/2040 (a)	173	26

Freddie Mac
0.000% due 02/25/2046 (b)(h)	1,182	993
0.100% due 02/25/2046 (a)	1,182	0
0.700% due 11/25/2055 (a)	34,117	2,758
3.000% due 02/15/2033 (a)	1,006	86
3.500% due 12/15/2032 (a)	1,439	152
6.170% due 11/25/2055 «	8,274	5,090
7.658% due 12/25/2027	2,867	3,015
10.858% due 03/25/2025	420	429
11.728% due 09/15/2035	776	901

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	234	25
4.000% due 10/16/2042 - 10/20/2042 (a)	195	24

Total U.S. Government Agencies (Cost $13,957)		13,690

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%

Alternative Loan Trust
2.750% due 04/25/2036 ^~	450	406
5.500% due 03/25/2035	212	127
5.500% due 01/25/2036	325	255
5.750% due 01/25/2035	165	168
5.750% due 02/25/2035	216	192
5.750% due 12/25/2036 ^	597	353
6.000% due 02/25/2035	277	264
6.000% due 04/25/2036	378	237
6.000% due 04/25/2037 ^	1,293	792
6.250% due 11/25/2036 ^	486	439
6.250% due 12/25/2036 ^•	434	272
6.500% due 08/25/2036 ^	380	189

Alternative Loan Trust Resecuritization
6.000% due 05/25/2036 ^	1,642	1,274
6.000% due 08/25/2037 ^~	821	605

Banc of America Funding Corp.
6.000% due 01/25/2037	3,384	3,266

Banc of America Funding Trust
3.439% due 01/20/2047 ^~	512	499

BCAP LLC Trust
0.000% due 06/26/2036 ~	67	48
2.832% due 08/26/2037 ~	10,636	9,386
3.061% due 08/28/2037 ~	2,780	2,789
3.144% due 07/26/2037 ~	4,907	4,586
3.529% due 09/26/2036 ~	3,727	3,751
4.797% due 03/26/2037 þ	673	1,044
5.750% due 12/26/2035 ~	1,970	1,660
6.250% due 11/26/2036	2,625	2,293
8.861% due 05/26/2037 ~	931	386

Bear Stearns ALT-A Trust
0.608% due 01/25/2036 ^•	602	912
2.662% due 11/25/2035 ~	4,012	3,266
2.882% due 11/25/2036 ^~	313	203
3.065% due 09/25/2047 ^~	4,264	2,772
3.075% due 09/25/2035 ^~	304	222

CD Mortgage Trust
5.688% due 10/15/2048	102	98

Chase Mortgage Finance Trust
2.926% due 12/25/2035 ^~	4	4
5.500% due 05/25/2036 ^	6	4

CHL Mortgage Pass-Through Trust
0.688% due 03/25/2035 ^•	2,479	2,181
6.000% due 07/25/2037	1,204	739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 09/25/2036 ^		$345	$186

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		10	10
6.000% due 09/25/2037		390	399

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~		485	84

Credit Suisse Mortgage Capital Certificates
2.735% due 10/26/2036 ~		6,960	5,655

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		105	72

CSFB Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^		236	218

First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~		164	159
2.831% due 05/25/2037 ^~		140	76

Freddie Mac
7.850% due 11/25/2041 •		3,800	3,812

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,429	1,646

Jackson Park Trust
3.242% due 10/14/2039 ~		2,116	1,856

JP Morgan Alternative Loan Trust
2.653% due 05/25/2036 ^~		896	654
2.745% due 03/25/2036 ^~		991	882
3.308% due 03/25/2037 ^~		546	574

JP Morgan Mortgage Trust
2.667% due 02/25/2036 ^~		173	143
2.726% due 10/25/2035 ~		72	72
6.500% due 09/25/2035		52	48

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		115	74
5.534% due 02/15/2040 ^~		212	86

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		290	291
6.500% due 09/25/2037 ^		1,759	859

Lehman XS Trust
0.328% due 06/25/2047 •		1,123	1,085

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		353	123

Merrill Lynch Mortgage Investors Trust
2.709% due 03/25/2036 ^~		1,196	758

Morgan Stanley Capital Trust
4.456% due 11/15/2034 •		2,400	2,300

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		8	5

RALI Trust
3.152% due 12/26/2034 ^~		550	277
6.000% due 08/25/2036 ^		180	178

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		804	458
6.000% due 07/25/2037 ^		1,340	746
6.250% due 09/25/2037 ^		2,549	1,454

RFMSI Trust
4.182% due 08/25/2036 ^~		370	340
4.701% due 09/25/2035 ~		451	331

STARM Mortgage Loan Trust
2.298% due 02/25/2037 ^~		106	98

Structured Adjustable Rate Mortgage Loan Trust
2.818% due 11/25/2036 ^~		1,305	1,248
2.901% due 01/25/2036 ^~		1,493	1,092

WaMu Mortgage Pass-Through Certificates Trust
2.870% due 05/25/2037 ^~		571	571
3.075% due 02/25/2037 ^~		302	299
3.167% due 07/25/2037 ^~		500	508
3.262% due 10/25/2036 ^~		429	419

Total Non-Agency Mortgage-Backed Securities (Cost $72,722)			75,828

ASSET-BACKED SECURITIES 8.0%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,121

Apidos CLO
0.000% due 07/22/2026 ~		$1,500	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 01/20/2031 ~		$4,500	$2,356

Argent Securities Trust
0.488% due 03/25/2036 •		3,258	2,298

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,923

Bear Stearns Asset-Backed Securities Trust
0.248% due 10/25/2036 ^•		$2,429	3,361
6.500% due 10/25/2036 ^		337	219

Belle Haven ABS CDO Ltd.
0.459% due 07/05/2046 •		180,259	427

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,065
0.010% due 10/22/2031 ~		1,500	552

Citigroup Mortgage Loan Trust
0.258% due 12/25/2036 •		12,269	6,222

Citigroup Mortgage Loan Trust, Inc.
0.268% due 12/25/2036 •		1,477	987

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,021	858

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		$8	570

Fremont Home Loan Trust
0.258% due 01/25/2037 •		12,301	7,175

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	292

Home Equity Mortgage Loan Asset-Backed Trust
0.268% due 07/25/2037 •		$2,527	1,692

KKR CLO Ltd.
0.000% due 10/17/2031 ~		3,000	2,367

Lehman XS Trust
6.790% due 06/24/2046 þ		744	794

Magnetite Ltd.
0.000% due 01/15/2028 ~		5,650	2,445

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	720
0.000% due 03/15/2030 «(h)		6	657

Merrill Lynch Mortgage Investors Trust
0.428% due 04/25/2037 •		423	285

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		456	280

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,228

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	1,723

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	540
0.000% due 10/15/2048 «(h)		1	387

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	594
0.000% due 07/25/2040 «(h)		21	348

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(h)		1,758	337

South Coast Funding Ltd.
0.746% due 08/10/2038 •		11,628	1,335

Taberna Preferred Funding Ltd.
0.500% due 12/05/2036 •		4,690	4,104
0.520% due 08/05/2036 •		291	257
0.520% due 08/05/2036 ^•		5,743	5,082
0.679% due 07/05/2035 •		1,557	1,409

Total Asset-Backed Securities (Cost $82,654)			56,011

SOVEREIGN ISSUES 3.0%

Argentina Bocon
34.191% (BADLARPP) due 10/04/2022 ~	ARS	58	0

Argentina Bonar Bonds
0.500% due 07/09/2030 þ		$3,626	1,087
1.125% due 07/09/2035 þ		3,741	1,129

Argentina Government International Bond
0.500% due 07/09/2030 þ		391	133
1.000% due 07/09/2029		683	243
1.125% due 07/09/2035 þ		300	93

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	79

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 07/09/2046 þ		$115	$36
2.000% due 01/09/2038 þ		11,605	4,427
2.500% due 07/09/2041 þ		5,512	1,973

Argentina Treasury Bond BONCER
1.400% due 03/25/2023	ARS	96,913	405
1.450% due 08/13/2023		16,414	69

Argentine Bonos del Tesoro
15.500% due 10/17/2026		61,630	101

Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,800	1,762
6.375% due 04/11/2031		758	751
7.500% due 02/16/2061 (n)		$1,900	1,480

Ghana Government International Bond
6.375% due 02/11/2027		500	403
7.875% due 02/11/2035		600	452
8.750% due 03/11/2061		200	149

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	1,500	1,586
6.625% due 03/22/2048		700	752

Provincia de Buenos Aires
40.893% due 04/12/2025	ARS	363,012	1,364

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$1,200	1,102

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		200	208

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,205	1,045

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$28	2
9.250% due 09/15/2027 ^(e)		315	19

Total Sovereign Issues (Cost $31,833)			20,771

		SHARES
COMMON STOCKS 2.8%

COMMUNICATION SERVICES 0.9%

Clear Channel Outdoor Holdings, Inc. (f)		549,096	1,680

iHeartMedia, Inc. ‘A’ (f)		129,909	2,618

iHeartMedia, Inc. ‘B’ «(f)		100,822	1,828

			6,126

ENERGY 0.1%

Axis Energy Services ‘A’ «(f)(l)		2,048	30

Noble Finance Co. (f)(l)		21,190	524

Valaris Ltd. (f)		2,535	105

			659

INDUSTRIALS 1.7%

Neiman Marcus Group Ltd. LLC «(f)(l)		82,915	12,022

	SHARES	MARKET VALUE (000S)

Noble Corp. (f)	1,598	$39

Voyager Aviation Holdings LLC «(f)	1,155	0

Westmoreland Mining Holdings «(f)(l)	53,248	0

		12,061

MATERIALS 0.1%

Associated Materials Group, Inc. «(f)(l)	116,123	811

Total Common Stocks (Cost $13,030)		19,657

WARRANTS 2.0%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	819,000	322

INFORMATION TECHNOLOGY 2.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	565,698	14,016

Total Warrants (Cost $4,690)		14,338

PREFERRED SECURITIES 8.7%

BANKING & FINANCE 4.4%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~(n)	1,800,000	1,060

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	79

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)	1,000,000	1,070

Nationwide Building Society
10.250% ~	35,500	8,928

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	13,400,775	19,505

		30,642

INDUSTRIALS 4.3%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(j)	268,000	263

Sequa Corp. (15.000% PIK)
15.000% «(d)	25,406	27,886

Voyager Aviation Holdings LLC
9.500% «	6,929	2,127

		30,276

Total Preferred Securities (Cost $46,395)		60,918

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.2%

REAL ESTATE 2.2%

CBL & Associates Properties, Inc.		6,516	$196

Uniti Group, Inc.		274,273	3,308

VICI Properties, Inc.		423,584	12,123

Total Real Estate Investment Trusts (Cost $7,352)			15,627

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS (m) 0.3%
			1,989

ARGENTINA TREASURY BILLS 0.0%
42.739% due 04/29/2022 (h)(i)	ARS	26,281	98

U.S. TREASURY BILLS 4.9%
0.054% due 02/17/2022 - 04/21/2022 (c)(g)(h)(p)(r)		$34,453	34,445

U.S. TREASURY CASH MANAGEMENT BILLS 0.6%
0.203% due 05/17/2022 (h)(i)(p)		3,900	3,897

Total Short-Term Instruments (Cost $40,454)			40,429

Total Investments in Securities (Cost $980,025)			971,881

Total Investments 139.2% (Cost $980,025)			$971,881

Financial Derivative Instruments (o)(q) 0.2% (Cost or Premiums, net $10,297)			1,618

Auction Rate Preferred Shares (12.5)%			(87,425)

Other Assets and Liabilities, net (26.9)%			(187,768)

Net Assets Applicable to Common Shareholders 100.0%			$698,306

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$737	$811	0.12%
Axis Energy Services ‘A’	07/01/2021	30	30	0.00
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/03/2019	1,676	1,768	0.25
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	12,022	1.72
Noble Corp.	02/05/2021 - 02/27/2021	285	524	0.08
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,534	0	0.00

		$6,981	$15,155	2.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	01/31/2022	02/01/2022	$1,989	U.S. Treasury Notes 0.875% due 01/31/2024	$(2,029)	$1,989	$1,989

Total Repurchase Agreements						$(2,029)	$1,989	$1,989

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	0.300%	01/14/2022	02/18/2022			$(308)	$(308)
	0.350	11/08/2021	TBD	(2)	GBP	(4,282)	(5,763)
	0.500	09/03/2021	02/11/2022			$(1,110)	(1,112)
	0.530	10/12/2021	05/12/2022			(2,990)	(2,995)
	0.530	11/17/2021	05/12/2022			(5,505)	(5,511)
	0.530	12/16/2021	05/12/2022			(3,045)	(3,047)
	0.530	01/20/2022	05/12/2022			(4,325)	(4,326)
	0.540	10/26/2021	03/08/2022			(2,146)	(2,150)
BRC	0.500	08/06/2021	02/07/2022			(2,353)	(2,359)
	0.500	09/03/2021	03/03/2022			(6,863)	(6,877)
	0.500	09/10/2021	02/07/2022			(3,089)	(3,095)
	0.500	09/10/2021	03/10/2022			(6,467)	(6,480)
	0.500	09/22/2021	02/07/2022			(1,582)	(1,585)
	0.500	09/24/2021	03/21/2022			(3,351)	(3,357)
	0.500	09/24/2021	03/24/2022			(5,259)	(5,269)
	0.500	09/30/2021	02/07/2022			(97)	(97)
	0.500	10/28/2021	03/10/2022			(1,946)	(1,949)
	0.500	11/16/2021	03/08/2022			(5,470)	(5,476)
	0.500	12/08/2021	03/24/2022			(4,997)	(5,001)
	0.500	12/23/2021	03/10/2022			(3,710)	(3,712)
	0.550	06/22/2021	03/10/2022			(1,866)	(1,872)
	0.550	10/04/2021	03/10/2022			(4,723)	(4,732)
	0.550	10/07/2021	03/10/2022			(6,739)	(6,751)
BYR	0.640	06/25/2021	03/25/2022			(1,684)	(1,691)

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	81

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.640%	10/18/2021	03/25/2022			$(1,435)	$(1,438)
	0.640	11/17/2021	03/25/2022			(3,017)	(3,021)
	0.640	11/26/2021	03/25/2022			(2,386)	(2,389)
	0.640	12/08/2021	03/25/2022			(1,476)	(1,477)
CDC	0.280	01/05/2022	02/03/2022			(1,801)	(1,801)
	0.430	01/27/2022	05/02/2022			(9,602)	(9,603)
	0.450	02/03/2022	05/09/2022			(1,684)	(1,684)
	0.490	10/28/2021	03/23/2022			(1,953)	(1,955)
	0.500	10/22/2021	02/03/2022			(1,027)	(1,028)
	0.500	11/04/2021	04/07/2022			(906)	(908)
	0.500	12/07/2021	02/03/2022			(2,472)	(2,474)
	0.800	02/03/2022	08/05/2022			(3,455)	(3,455)
IND	0.260	12/21/2021	03/21/2022			(6,919)	(6,921)
	0.280	09/09/2021	03/09/2022			(2,991)	(2,994)
	0.300	06/09/2021	03/09/2022			(8,247)	(8,263)
	0.300	10/22/2021	03/09/2022			(3,651)	(3,654)
	0.300	01/12/2022	03/09/2022			(4,207)	(4,208)
	0.370	12/21/2021	03/24/2022			(8,927)	(8,931)
	0.400	12/21/2021	03/24/2022			(1,788)	(1,789)
JML	(0.400)	11/05/2021	TBD	(2)	EUR	(843)	(946)
	(0.350)	01/17/2022	05/11/2022			(2,104)	(2,364)
	(0.070)	01/24/2022	02/22/2022			$(502)	(502)
	0.600	01/18/2022	04/19/2022		GBP	(195)	(263)
NOM	0.600	01/21/2022	03/25/2022			$(3,493)	(3,494)
RDR	0.350	01/20/2022	03/22/2022			(1,513)	(1,513)
SOG	0.400	10/06/2021	03/01/2022			(1,042)	(1,043)
	0.400	10/14/2021	03/01/2022			(2,077)	(2,080)
	0.500	10/26/2021	04/01/2022			(975)	(976)
	0.500	11/04/2021	04/13/2022			(1,399)	(1,400)
	0.500	11/26/2021	03/28/2022			(2,467)	(2,469)
	0.500	12/22/2021	03/23/2022			(1,257)	(1,258)
	0.500	01/14/2022	04/19/2022			(1,781)	(1,781)
	0.500	01/19/2022	03/01/2022			(2,665)	(2,665)
	0.550	07/22/2021	03/02/2022			(506)	(508)
	0.550	09/27/2021	04/27/2022			(1,319)	(1,322)
	0.550	10/12/2021	04/27/2022			(4,013)	(4,020)
	0.550	10/27/2021	04/27/2022			(3,975)	(3,981)
	0.550	12/01/2021	04/27/2022			(5,997)	(6,002)
	0.550	12/23/2021	05/04/2022			(3,193)	(3,195)
	0.670	01/07/2022	07/06/2022			(450)	(450)
	0.670	01/07/2022	07/08/2022			(1,789)	(1,790)
TDM	0.220	08/09/2021	TBD	(2)		(390)	(390)
	0.220	09/30/2021	TBD	(2)		(630)	(631)
	0.250	04/16/2021	TBD	(2)		(917)	(918)

Total Reverse Repurchase Agreements							$(199,469)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of January 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(25,212)	$0	$(25,212)	$28,626	$3,414
BRC	0	(58,612)	0	(58,612)	67,844	9,232
BYR	0	(10,016)	0	(10,016)	11,828	1,812
CDC	0	(22,908)	0	(22,908)	19,024	(3,884)
FICC	1,989	0	0	1,989	(2,029)	(40)
IND	0	(36,760)	0	(36,760)	39,492	2,732
JML	0	(4,075)	0	(4,075)	4,296	221
NOM	0	(3,494)	0	(3,494)	3,737	243
RDR	0	(1,513)	0	(1,513)	1,520	7
SOG	0	(34,940)	0	(34,940)	39,669	4,729
TDM	0	(1,939)	0	(1,939)	1,910	(29)

Total Borrowings and Other Financing Transactions	$1,989	$(199,469)	$0

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(20,659)	$(128,458)	$(41,929)	$(191,046)
Sovereign Issues	0	0	(2,376)	0	(2,376)
Preferred Securities	0	0	(908)	0	(908)

Total Borrowings	$0	$(20,659)	$(131,742)	$(41,929)	$(194,330)

Payable for reverse repurchase agreements(4)					$(194,330)

(n)	Securities with an aggregate market value of $217,536 and cash of $410 have been pledged as collateral under the terms of the above master agreements as of January 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended January 31, 2022 was $(283,921) at a weighted average interest rate of 0.405%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(5,139) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.464%	$	2,300	$(4)	$97	$93	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.760		1,600	(7)	70	63	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	4.036	EUR	1,900	134	(40)	94	0	(20)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.209		1,000	39	6	45	0	(11)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.553		14,400	(1,758)	1,437	(321)	0	(49)

							$(1,596)	$1,570	$(26)	$0	$(80)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	13,300	$(103)	$901	$798	$81	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		3,200	(46)	383	337	69	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,400	(9)	155	146	30	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	150,500	73	661	734	29	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(2,851)	6,241	42	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(519)	748	12	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	128	128	0	(6)
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		35,800	(124)	(96)	(220)	27	0
Receive(5)	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		5,430	0	90	90	0	(4)
Receive(5)	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		9,000	0	111	111	0	(7)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	1,889	2,232	35	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	457	457	0	(22)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	604	604	0	(24)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	1,852	6,527	54	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	157	157	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	424	3,564	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	916	273	0	(1)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,574)	64,028	57,454	0	(139)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	0	(10)	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	1,077	1,028	70	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	363	278	73	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(407)	(425)	20	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	155	388	9	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	83

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(5)	3-Month USD-LIBOR	1.700%	Semi-Annual	02/01/2052	$		187,400	$1,405	$9,364	$10,769	$117	$0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		AUD	8,100	201	170	371	23	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		EUR	8,300	152	234	386	44	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032			9,800	(188)	424	236	57	0

								$12,732	$80,670	$93,402	$797	$(206)

Total Swap Agreements								$11,136	$82,240	$93,376	$797	$(286)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$797	$797	$0	$0	$(286)	$(286)

(p)

Securities with an aggregate market value of $6,420 and cash of $21,266 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of January 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2022	CAD	1,460		$1,166	$17	$0
	02/2022		$1,921	GBP	1,422	0	(9)
	06/2022	PEN	1,483		$355	0	(25)

BPS	02/2022	EUR	12,261		13,996	226	(5)
	10/2022		$1,273	PEN	5,194	48	0

CBK	02/2022	PEN	2,310		$565	0	(34)
	02/2022		$534	PEN	2,065	2	0
	03/2022	PEN	4,076		$988	0	(68)
	03/2022		$34	RUB	2,587	0	(1)
	04/2022	PEN	1,942		$482	0	(19)
	04/2022		$3	RUB	237	0	0
	08/2022	PEN	1,254		$310	0	(11)
	10/2022		2,065		522	0	(2)
	12/2022		$1,311	PEN	5,498	78	0

DUB	02/2022		10	RUB	780	0	0
	04/2022		5		417	0	0

GLM	04/2022		18		1,371	0	(1)

HUS	02/2022		2,052	EUR	1,810	0	(19)
	02/2022		27	RUB	1,956	0	(2)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2022		$10	RUB	746	$0	$0
	04/2022		4		340	0	0

SCX	02/2022	EUR	76,531		$87,080	1,102	0
	02/2022	GBP	24,486		33,163	232	0
	03/2022	EUR	86,982		97,560	0	(214)
	03/2022	GBP	23,064		30,938	0	(75)
	04/2022		$23	RUB	1,751	0	0

TOR	03/2022		263	MXN	5,571	5	0

Total Forward Foreign Currency Contracts						$1,710	$(485)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.817%	$	1,000	$(195)	$173	$0	$(22)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.817		1,400	(278)	248	0	(30)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.817		1,700	(353)	316	0	(37)

								$(826)	$737	$0	$(89)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month USD-LIBOR	1.700%	Semi-Annual	02/17/2027	$	35,800	$(8)	$28	$20	$0

MYC	Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		21,700	(5)	(44)	0	(49)

								$(13)	$(16)	$20	$(49)

Total Swap Agreements								$(839)	$721	$20	$(138)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of January 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$17	$0	$0	$17	$(34)	$0	$0	$(34)	$(17)	$0	$(17)
BPS	274	0	0	274	(5)	0	(22)	(27)	247	(350)	(103)
CBK	80	0	0	80	(135)	0	0	(135)	(55)	0	(55)
GLM	0	0	20	20	(1)	0	0	(1)	19	0	19
GST	0	0	0	0	0	0	(30)	(30)	(30)	109	79
HUS	0	0	0	0	(21)	0	(37)	(58)	(58)	0	(58)
MYC	0	0	0	0	0	0	(49)	(49)	(49)	0	(49)
SCX	1,334	0	0	1,334	(289)	0	0	(289)	1,045	(2,080)	(1,035)
TOR	5	0	0	5	0	0	0	0	5	0	5

Total Over the Counter	$1,710	$0	$20	$1,730	$(485)	$0	$(138)	$(623)

(r)

Securities with an aggregate market value of $109 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of January 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	85

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$797	$797

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,710	$0	$1,710
Swap Agreements	0	0	0	0	20	20

	$0	$0	$0	$1,710	$20	$1,730

	$0	$0	$0	$1,710	$817	$2,527

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$80	$0	$0	$206	$286

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$485	$0	$485
Swap Agreements	0	89	0	0	49	138

	$0	$89	$0	$485	$49	$623

	$0	$169	$0	$485	$255	$909

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended January 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$309	$0	$0	$33,679	$33,988

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,975	$0	$3,975
Swap Agreements	0	21	0	0	1,054	1,075

	$0	$21	$0	$3,975	$1,054	$5,050

	$0	$330	$0	$3,975	$34,733	$39,038

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$460	$0	$0	$(36,222)	$(35,762)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,477	$0	$1,477
Swap Agreements	0	(17)	0	0	(1,089)	(1,106)

	$0	$(17)	$0	$1,477	$(1,089)	$371

	$0	$443	$0	$1,477	$(37,311)	$(35,391)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

January 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$153,393	$9,197	$162,590
Corporate Bonds & Notes
Banking & Finance	0	107,651	17,828	125,479
Industrials	0	276,170	10,244	286,414
Utilities	0	59,445	0	59,445
Convertible Bonds & Notes
Industrials	0	3,173	0	3,173
Municipal Bonds & Notes
Illinois	0	63	0	63
Ohio	0	8,603	0	8,603
Puerto Rico	0	3,159	0	3,159
Virginia	0	815	0	815
West Virginia	0	4,871	0	4,871
U.S. Government Agencies	0	8,600	5,090	13,690
Non-Agency Mortgage-Backed Securities	0	75,828	0	75,828
Asset-Backed Securities	0	49,501	6,510	56,011
Sovereign Issues	0	20,771	0	20,771
Common Stocks
Communication Services	4,298	0	1,828	6,126
Energy	629	0	30	659
Industrials	0	39	12,022	12,061
Materials	0	0	811	811
Warrants
Industrials	0	0	322	322
Information Technology	0	0	14,016	14,016
Preferred Securities
Banking & Finance	0	30,642	0	30,642
Industrials	0	263	30,013	30,276

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 01/31/2022
Real Estate Investment Trusts
Real Estate	$15,627	$0	$0	$15,627
Short-Term Instruments
Repurchase Agreements	0	1,989	0	1,989
Argentina Treasury Bills	0	98	0	98
U.S. Treasury Bills	0	34,445	0	34,445
U.S. Treasury Cash Management Bills	0	3,897	0	3,897

Total Investments	$20,554	$843,416	$107,911	$971,881

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	797	0	797
Over the counter	0	1,730	0	1,730

	$0	$2,527	$0	$2,527

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(286)	0	(286)
Over the counter	0	(623)	0	(623)

	$0	$(909)	$0	$(909)

Total Financial Derivative Instruments	$0	$1,618	$0	$1,618

Totals	$20,554	$845,034	$107,911	$973,499

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended January 31, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 01/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 01/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$20,167	$5,165	$(9,871)	$(12)	$71	$161	$0	$(6,484)	$9,197	$(67)
Corporate Bonds & Notes
Banking & Finance	0	17,836	0	0	0	(8)	0	0	17,828	(8)
Industrials	0	0	0	0	0	0	10,244	0	10,244	0
U.S. Government Agencies	5,117	0	(58)	10	19	2	0	0	5,090	(1)
Asset-Backed Securities	8,356	0	0	50	0	(1,302)	0	(594)	6,510	(1,208)
Common Stocks
Communication Services	2,346	0	0	0	0	(518)	0	0	1,828	(518)
Energy	30	0	0	0	0	0	0	0	30	0
Industrials	9,123	0	0	0	0	2,899	0	0	12,022	2,899
Materials(2)	822	0	0	0	0	(11)	0	0	811	(11)
Warrants
Industrials	516	0	0	0	0	(194)	0	0	322	(194)
Information Technology	12,624	0	0	0	0	1,392	0	0	14,016	1,392
Preferred Securities
Industrials	27,166	0	0	0	0	2,847	0	0	30,013	3,646

Totals	$86,267	$23,001	$(9,929)	$48	$90	$5,268	$10,244	$(7,078)	$107,911	$5,930

See Accompanying Notes	SEMIANNUAL REPORT	|	JANUARY 31, 2022	87

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)	January 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 01/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,971	Reference Instrument	Yield		5.840	—
	1,226	Third Party Vendor	Broker Quote		62.500-100.125	98.442
Corporate Bonds & Notes
Banking & Finance	17,828	Proxy Pricing	Base Price		97.500-98.720	97.576
Industrials	10,244	Reference Instrument	Weighted Average	BRL	50.376	—
U.S. Government Agencies	5,090	Proxy Pricing	Base Price		61.520	—
Asset-Backed Securities	6,510	Proxy Pricing	Base Price		19.190-85,000.000	36,146.076
Common Stocks
Communication Services	1,828	Reference Instrument	Liquidity Discount		10.000	—
Energy	30	Other Valuation Techniques(3)	—		—	—
Industrials	12,022	Discounted Cash Flow	Discount Rate		10.500	—
Materials	811	Other Valuation Techniques(3)	—		—	—
Warrants
Industrials	322	Other Valuation Techniques(3)	—		—	—
Information Technology	14,016	Comparable Company	EBITDA Multiple	X	4.400	—
Preferred Securities
Industrials	27,886	Comparable Company	EBITDA Multiple	X/X	11.300/8.800	—
	2,127	Comparable Company/ Dicscount cash Flow	Book Value Multiple/ Discount Rate	X/%	0.280/19.970	—

Total	$107,911

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at January 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Security type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements	January 31, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	89

Notes to Financial Statements	(Cont.)

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S.

GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

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d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

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investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Funds’ Boards of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values

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as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

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The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

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Notes to Financial Statements	(Cont.)

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of

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an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate.

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If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of January 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants   are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater

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than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a

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Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation,

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other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a

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Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds’ annual report dated July 31, 2021.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Call Risk	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

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	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Counterparty Risk	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X

Distribution Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Portfolio Turnover Risk	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X

Sovereign Debt Risk	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans

(“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or

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other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may

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make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

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Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different

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from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of the Funds’ annual report dated July 31, 2021 for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	109

Notes to Financial Statements	(Cont.)

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager.

110	PIMCO CLOSED-END FUNDS

January 31, 2022	(Unaudited)

Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended January 31, 2022, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$33,441	$423,416

PIMCO Corporate & Income Strategy Fund	3,003	138,240

Fund Name	Purchases	Sales

PIMCO High Income Fund	$8,765	$163,107

PIMCO Income Strategy Fund	2,122	80,809

PIMCO Income Strategy Fund II	3,568	165,548

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$8,800	$3,179	$1,168,132	$1,210,980

PIMCO Corporate & Income Strategy Fund	0	0	315,719	389,000

PIMCO High Income Fund	1,232	1,231	278,135	430,791

PIMCO Income Strategy Fund	1,900	157	172,049	225,444

PIMCO Income Strategy Fund II	3,800	323	318,521	414,042

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income

Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

SEMIANNUAL REPORT	|	JANUARY 31, 2022	111

Notes to Financial Statements	(Cont.)

As of the end of the reporting period, each of PTY, PCN, PFL and PFN had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, PTY, PCN, PFL and PFN may offer and sell Common Shares having an aggregate offering value of up to $600,000,000, $200,000,000, $200,000,000 and $250,000,000, respectively. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each of PTY, PCN, PFL and PFN have entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement as of the end of the periods described below, as well as number of Common Shares sold and total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PTY		PCN		PFL
	Six Months Ended 01/31/2022	Year Ended 07/31/2021	Six Months Ended 01/31/2022	Year Ended 07/31/2021	Six Months Ended 01/31/2022	Year Ended 07/31/2021

Common Shares registered (aggregate $)	$600,000,000	$600,000,000	$200,000,000	$200,000,000	$200,000,000	$200,000,000

Common Shares sold	3,011,172	12,480,419	882,883	1,453,643	436,482	2,765,940

Offering proceeds (net of offering costs)	$53,632,507	$213,881,835	$16,018,431	$25,572,479	$4,817,209	$30,554,383

	PFN
	Six Months Ended 01/31/2022	Year Ended 07/31/2021

Common Shares registered (aggregate $)	$250,000,000	$250,000,000

Common Shares sold	1,159,185	4,996,511

Offering proceeds (net of offering costs)	$11,335,221	$48,806,626

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended January 31, 2022, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of January 31, 2022
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	0.160%	0.100%	0.120%
Series T	1,596	0.160%	0.100%	0.160%
Series W	1,634	0.160%	0.120%	0.120%
Series TH	1,786	0.160%	0.100%	0.160%
Series F	1,742	0.160%	0.100%	0.120%

112	PIMCO CLOSED-END FUNDS

January 31, 2022	(Unaudited)

Fund Name	Shares Issued and Outstanding	High	Low	As of January 31, 2022
PIMCO Corporate & Income Strategy Fund
Series M	242	0.128%	0.080%	0.096%
Series T	180	0.128%	0.080%	0.128%
Series W	214	0.128%	0.096%	0.096%
Series TH	138	0.128%	0.080%	0.128%
Series F	167	0.128%	0.080%	0.096%
PIMCO High Income Fund
Series M	455	0.128%	0.080%	0.096%
Series T	526	0.128%	0.080%	0.128%
Series W	369	0.128%	0.096%	0.096%
Series TH	476	0.128%	0.080%	0.128%
Series F	496	0.128%	0.080%	0.096%
PIMCO Income Strategy Fund
Series T	698	1.590%	1.571%	1.588%
Series W	636	1.588%	1.569%	1.578%
Series TH	474	1.588%	1.570%	1.588%
PIMCO Income Strategy Fund II
Series M	671	1.588%	1.571%	1.578%
Series T	855	1.590%	1.571%	1.588%
Series W	627	1.588%	1.569%	1.578%
Series TH	706	1.588%	1.570%	1.588%

Series F	638	1.588%	1.571%	1.578%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. In addition, ratings downgrades may result in an increase to the Fund’s Maximum Rate, as defined below.

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	200% 1.50%	x +	LIBOR Replacement Rate(3) OR LIBOR Replacement Rate(3)	= =	Maximum Rate for PFL	(2)

SEMIANNUAL REPORT	|	JANUARY 31, 2022	113

Notes to Financial Statements	(Cont.)

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Income Strategy Fund II	The higher of	200% 1.50%	x +	LIBOR Replacement Rate(3) OR LIBOR Replacement Rate(3)	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.
(3)	LIBOR Replacement Rate means prior business day’s SOFR rate plus the spread adjustment of 0.03839%.

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

With respect to PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1-week and 2-month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1-month, 3-month, 6-month and 12-month) effective after June 30, 2023, the Funds’ Bylaws have been amended to provide that the maximum rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The amended Bylaws took effect on January 4, 2022 (the first auction date that would utilize a Reference Rate published in 2022).

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, (ii) and closed-end funds with material exposure to “BBB” category rated assets. The updated ratings criteria cap the credit ratings of each of the Funds’ ARPS at A, accordingly, on April 30, 2021, Fitch Ratings announced that it had downgraded to “A” from “AA” the long-term ratings assigned to each of the Funds’ ARPS. The long-term rating actions were driven by changes in the updated ratings criteria for closed-end funds rather than by any fundamental changes to the Funds’ credit profiles. With respect to PCN, the April 2021 Fitch downgrade resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 160%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. With respect to each of PFL and PFN, the April

2021 Fitch downgrade resulted in an increase in the dividend rate multiplier from 1.50 to 2.00, which could increase the dividend rate payable to ARPS holders should the maximum dividend rate be determined via the multiplier in lieu of the spread noted in the table above (the maximum dividend rate is based on the greater of a multiple of or a spread plus a reference rate) and, thereby, increase the expenses to the each applicable Fund’s Common Shareholders associated with the Fund’s leverage.

There were no tender offers for the period ended January 31, 2022, and as such, the ARPS outstanding for each Fund as of January 31, 2022 remains consistent with those amounts presented in the Funds’ Annual Report to Shareholders dated July 31, 2021.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which

114	PIMCO CLOSED-END FUNDS

January 31, 2022 (Unaudited)

can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended July 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$179,096	$145,327

PIMCO Corporate & Income Strategy Fund	71,483	65,222

PIMCO High Income Fund	180,744	216,873

PIMCO Income Strategy Fund	41,791	32,949

PIMCO Income Strategy Fund II	102,430	82,294

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of January 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Corporate & Income Opportunity Fund	$2,701,855	$339,324	$(211,954)	$127,370

PIMCO Corporate & Income Strategy Fund	895,436	168,795	(86,241)	82,554

PIMCO High Income Fund	1,189,093	262,170	(156,997)	105,173

PIMCO Income Strategy Fund	531,673	90,367	(43,938)	46,429

PIMCO Income Strategy Fund II	990,612	168,392	(92,640)	75,752

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 1, 2022, the following distributions were declared to common shareholders payable March 1, 2022 to shareholders of record on February 11, 2022:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share

On March 1, 2022, the following distributions were declared to common shareholders payable April 1, 2022 to shareholders of record on March 11, 2022:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share

On March 25, 2022, the Board approved a change of the fiscal year end of the Funds from July 31 to June 30 beginning with the current fiscal year, which will now end on June 30, 2022.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	115

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BNY	Bank of New York Mellon	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	UAG	UBS AG Stamford

CEW	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

CIB	Canadian Imperial Bank of Commerce

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble

CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

CLP	Chilean Peso	INR	Indian Rupee	ZAR	South African Rand

CNH	Chinese Renminbi (Offshore)

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate

BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

116	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended January 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2021	$0.1037	$0.0000	$0.0263	$0.1300

September 2021	$0.1138	$0.0000	$0.0050	$0.1188

October 2021	$0.1188	$0.0000	$0.0000	$0.1188

November 2021	$0.1179	$0.0000	$0.0009	$0.1188

December 2021	$0.1188	$0.0000	$0.0000	$0.1188

January 2022	$0.1188	$0.0000	$0.0000	$0.1188

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2021	$0.0995	$0.0000	$0.0130	$0.1125

September 2021	$0.1125	$0.0000	$0.0000	$0.1125

October 2021	$0.1125	$0.0000	$0.0000	$0.1125

November 2021	$0.1125	$0.0000	$0.0000	$0.1125

December 2021	$0.1125	$0.0000	$0.0000	$0.1125

January 2022	$0.1125	$0.0000	$0.0000	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2021	$0.0480	$0.0000	$0.0000	$0.0480

September 2021	$0.0480	$0.0000	$0.0000	$0.0480

October 2021	$0.0480	$0.0000	$0.0000	$0.0480

November 2021	$0.0480	$0.0000	$0.0000	$0.0480

December 2021	$0.0480	$0.0000	$0.0000	$0.0480

January 2022	$0.0480	$0.0000	$0.0000	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2021	$0.0664	$0.0000	$0.0236	$0.0900

September 2021	$0.0723	$0.0000	$0.0091	$0.0814

October 2021	$0.0814	$0.0000	$0.0000	$0.0814

November 2021	$0.0668	$0.0000	$0.0146	$0.0814

December 2021	$0.0788	$0.0000	$0.0026	$0.0814

January 2022	$0.0773	$0.0000	$0.0041	$0.0814

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

August 2021	$0.0718	$0.0000	$0.0082	$0.0800

September 2021	$0.0666	$0.0000	$0.0052	$0.0718

October 2021	$0.0718	$0.0000	$0.0000	$0.0718

November 2021	$0.0654	$0.0000	$0.0064	$0.0718

December 2021	$0.0718	$0.0000	$0.0000	$0.0718

January 2022	$0.0659	$0.0000	$0.0059	$0.0718

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	117

Changes to Board of Trustees	(Unaudited)

Effective December 31, 2021, Hans W. Kertess retired from his position as Trustee of the Funds.

118	PIMCO CLOSED-END FUNDS

Changes to Bylaws	(Unaudited)

Effective January 4, 2022, PIMCO Income Strategy Fund adopted amended and restated by-laws (“By-laws”) to provide that the Maximum Applicable Rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The changes to the Fund’s By-laws are in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1-week and 2-month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1-month, 3-month, 6-month and 12-month) effective after June 30, 2023.

Effective January 4, 2022, PIMCO Income Strategy Fund II adopted amended and restated by-laws (“By-laws”) to provide that the Maximum Applicable Rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The changes to the Fund’s By-laws are in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1-week and 2-month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1-month, 3-month, 6-month and 12-month) effective after June 30, 2023.

SEMIANNUAL REPORT	|	JANUARY 31, 2022	119

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deustsche Bank Company Americas

1 Columbus Circle

New York, NY 10019

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4011SAR_013122

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b) There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)   The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(a)(3)	None.

	(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	April 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	April 4, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	April 4, 2022